  GROUP VARIABLE FUNDING AGREEMENTS                 [THE HARTFORD LOGO]
  SEPARATE ACCOUNT TWELVE
  HARTFORD LIFE INSURANCE COMPANY

    This prospectus describes information you should know before you purchase or become a Participant under a group variable funding agreement (the "Contract" or "Contracts"). Please read it carefully before you purchase or become a Participant under the Contract.

    Hartford Life Insurance Company issues the Contracts for use as an investment vehicle for certain employee retirement or welfare benefit plans and certain other plans or programs.

    You or Participants allocate your plan Contribution to "Sub-Accounts." Sub-Accounts are subdivisions of our Separate Account that we establish to keep your Contract assets separate from our company assets. The Sub-Accounts purchase shares of mutual funds ("Funds") that have investment strategies ranging from conservative to aggressive. You choose the Sub-Accounts that meet your investment goals and risk tolerance. For more information on the mutual funds see the section entitled "The Funds".

    The underlying Funds are retail mutual funds that are available to the public. Because your Contributions purchase Sub-Accounts, YOU DO NOT INVEST DIRECTLY IN ANY OF THE FUNDS. For a list of the Sub-Accounts available under the Contracts, see the section entitled "The Funds".

    You or Participants may also allocate some or all of your Contributions to the General Account option which pays interest at a rate that is guaranteed for a certain period of time. The General Account option has certain restrictions. The General Account option and these restrictions are not described in this prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission ("SEC"). Amounts allocated to the General Account option are not segregated from our company assets like the assets of the Separate Account.

    If you decide to become a Contract Owner or a Participant, you should keep this prospectus for your records.

    Although we file the prospectus with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.

    This prospectus can also be obtained from the SEC's website
(http://www.sec.gov).

    This Contract IS NOT:

-   A bank deposit or obligation

-   Federally insured

-   Endorsed by any bank or governmental agency

    This Contract is not available for sale in all states.

--------------------------------------------------------------------------------

Prospectus Dated: May 1, 2008

                               TABLE OF CONTENTS

SECTION                                                                PAGE
--------------------------------------------------------------------------------
DEFINITIONS                                                               3
FEE TABLES                                                                4
SUMMARY                                                                   8
PERFORMANCE RELATED INFORMATION                                           9
HARTFORD LIFE INSURANCE COMPANY                                           9
THE SEPARATE ACCOUNT                                                     10
THE FUNDS                                                                10
GENERAL ACCOUNT OPTION                                                   14
CONTRACT CHARGES                                                         15
 Sales Charges                                                           15
 Premium Taxes                                                           15
 Charges against the Funds                                               15
 Plan Related Expenses                                                   15
THE CONTRACTS                                                            15
 The Contracts Offered                                                   15
 Pricing and Crediting of Contributions                                  15
 May I make changes in the amounts of my Contribution?                   16
 Can you transfer from one Sub-Account to another?                       16
 What is a Sub-Account Transfer?                                         16
 What Happens When you Request a Sub-Account Transfer?                   16
 What Restrictions Are There on your Ability to Make a                   17
  Sub-Account Transfer?
 How are you affected by frequent Sub-Account Transfers?                 18
 How do I know what a Participant Account is worth?                      19
 How are the underlying Fund shares valued?                              20
SURRENDERS                                                               20
 Full Surrenders                                                         20
 Partial Surrenders                                                      20
 Settlement Options                                                      20
 How do I request a Surrender?                                           20
FEDERAL TAX CONSIDERATIONS                                               21
 A. General                                                              21
 B. Hartford and the Separate Account                                    21
 C. Contract Purchases by Foreign Entities                               21
MORE INFORMATION                                                         22
 Can a Contract be modified?                                             22
 Can Hartford waive any rights under a Contract?                         22
 How Contracts Are Sold                                                  22
 Are there any material legal proceedings affecting the Separate         24
  Account?
GENERAL INFORMATION                                                      25
 Safekeeping of Assets                                                   25
 Experts                                                                 25
 Non-Participating                                                       25
 Principal Underwriter                                                   25
PERFORMANCE RELATED INFORMATION                                          26
 Total Return for all Sub-Accounts                                       26
 Yield for Sub-Accounts                                                  26
 Money Market Sub-Accounts                                               26
 Additional Materials                                                    27
 Performance Comparisons                                                 27

                                  DEFINITIONS

ACCUMULATION UNITS: If you allocate your Contribution to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts.

ADMINISTRATIVE OFFICE: Located at 200 Hopmeadow Street, Simsbury, CT 06089. The mailing address for correspondence concerning this Contract is P.O. Box 1583, Hartford, CT 06144-1583, except for overnight or express mail packages, which should be sent to: Attention: IPD/Retirement Plan Service Center, 200 Hopmeadow Street, Simsbury, CT 06089.

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT OWNER OR YOU: The Employer or entity owning the Contract.

CONTRACT YEAR: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.

CONTRIBUTIONS: Amounts paid to us by the Contract Owner for investment in a Contract.

EMPLOYER: An employer maintaining a retirement or welfare benefit plan or similar plan or program for its employees.

GENERAL ACCOUNT: Our General Account that consists of all of our company assets, including any money you have invested in the General Account option. The assets in the General Account are available to the creditors of Hartford.

HARTFORD, WE OR US: Hartford Life Insurance Company.

INVESTMENT CHOICE: Any of the Sub-Accounts or the General Account option.

PARTICIPANT: Any employee or former employee of an Employer or other individual with a Participant Account under a Contract.

PARTICIPANT ACCOUNT: An account under a Contract to which General Account values and Sub-Account Accumulation Units are allocated on behalf of a Participant.

PLAN: An employee benefit plan or similar program that invests in a Contract.

PREMIUM TAX: The tax or amount of tax, if any, charged by a state, federal, or other governmental entity on Contributions or Contract values.

SUB-ACCOUNT VALUE: The value on or before the Annuity Commencement Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

SURRENDER: Any withdrawal of Contract values.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

                                   FEE TABLES

    THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN PURCHASING, OWNING AND SURRENDERING THE CONTRACT.

    THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU PURCHASE THE CONTRACT OR SURRENDER THE CONTRACT. CHARGES FOR STATE PREMIUM TAXES MAY ALSO BE DEDUCTED WHEN YOU MAKE CONTRIBUTIONS TO THE CONTRACT OR UPON SURRENDER.

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchases (as a percentage of Contributions)                                        None
Contingent Deferred Sales Charge (as a percentage of amounts Surrendered)                                   None

    THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT OR HAVE A PARTICIPANT ACCOUNT UNDER THE CONTRACT, NOT INCLUDING FEES AND EXPENSES OF THE UNDERLYING FUNDS.

ANNUAL MAINTENANCE FEE                                                                                            None
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-Account Value)                             None
 Total Separate Account Annual Expenses                                                                           None

    THIS TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT OR HAVE A PARTICIPANT ACCOUNT UNDER THE CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                                                                   MINIMUM            MAXIMUM
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                 0.76%              1.91%
(these are expenses that are deducted from Fund assets,
including management fees, Rule 12b-1 distribution
and/or service fees, and other expenses)

THE NEXT TABLE SHOWS THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR EACH UNDERLYING FUND AS OF ITS YEAR END. ACTUAL FEES AND EXPENSES FOR THE UNDERLYING FUNDS VARY DAILY. AS A RESULT, THE FEES AND EXPENSES FOR ANY GIVEN DAY MAY BE GREATER OR LESS THAN THE TOTAL ANNUAL FUND OPERATING EXPENSES LISTED BELOW. MORE DETAIL CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND. THE INFORMATION PRESENTED, INCLUDING ANY EXPENSE REIMBURSEMENT ARRANGEMENTS, IS BASED ON PUBLICLY-AVAILABLE INFORMATION AND IS QUALIFIED IN ITS ENTIRETY BY THE THEN CURRENT PROSPECTUS FOR EACH UNDERLYING FUND. THESE EXPENSES MAY VARY FROM YEAR TO YEAR.

                         ANNUAL FUND OPERATING EXPENSES
                           AS OF THE FUND'S YEAR END

                        (As a percentage of net assets)

                                                             DISTRIBUTION                           ACQUIRED
                                                                AND/OR                                FUND
                                           MANAGEMENT       SERVICE (12B-1)         OTHER           FEES AND
UNDERLYING FUND:                               FEE               FEES*            EXPENSES          EXPENSES
---------------------------------------------------------------------------------------------------------------
AllianceBernstein International Value          0.650%             0.300%             0.160%            N/A
 Fund --Class A
American Funds The Growth Fund of              0.270%             0.500%             0.190%            N/A
 America - - Class R3+
Calvert Social Investment Fund Equity          0.700%             0.250%             0.260%            N/A
 Portfolio --Class A
Goldman Sachs Mid Cap Value Fund --            0.700%             0.250%             0.210%            N/A
 Class A
Hotchkis and Wiley Large Cap Value             0.740%             0.250%             0.230%            N/A
 Fund -- Class A++

                                              TOTAL            CONTRACTUAL         NET TOTAL
                                             ANNUAL            FEE WAIVER            ANNUAL
                                            OPERATING        AND/OR EXPENSE        OPERATING
UNDERLYING FUND:                            EXPENSES          REIMBURSEMENT         EXPENSES
--------------------------------------  --------------------------------------------------------
AllianceBernstein International Value          1.110%                N/A               1.110%
 Fund --Class A
American Funds The Growth Fund of              0.960%                N/A               0.960% (1)
 America - - Class R3+
Calvert Social Investment Fund Equity          1.210%                N/A               1.210%
 Portfolio --Class A
Goldman Sachs Mid Cap Value Fund --            1.160%                N/A               1.160% (2)
 Class A
Hotchkis and Wiley Large Cap Value             1.220%                N/A               1.220% (3)
 Fund -- Class A++

                                                             DISTRIBUTION                           ACQUIRED
                                                                AND/OR                                FUND
                                           MANAGEMENT       SERVICE (12B-1)         OTHER           FEES AND
UNDERLYING FUND:                               FEE               FEES*            EXPENSES          EXPENSES
---------------------------------------------------------------------------------------------------------------
Lifepath 2010 Portfolio --Class R              0.680%             0.250%             0.510%            N/A
Lifepath 2020 Portfolio --Class R              0.690%             0.250%             0.510%            N/A
Lifepath 2030 Portfolio --Class R              0.690%             0.250%             0.510%            N/A
Lifepath 2040 Portfolio --Class R              0.690%             0.250%             0.510%            N/A
Lifepath Retirement Portfolio -- Class         0.680%             0.250%             0.520%            N/A
 R
Lord Abbett Small-Cap Blend Fund --            0.730%             0.350%             0.280%            N/A
 Class A
PIMCO Total Return Fund -- Class A             0.250%             0.250%             0.400%            N/A
Van Kampen Comstock Fund -- Class A            0.370%             0.250%             0.160%            N/A
Van Kampen Equity and Income Fund --           0.350%             0.250%             0.160%            N/A
 Class A
Victory Diversified Stock Fund --              0.590%               N/A              0.450%            N/A
 Class A
THE HARTFORD MUTUAL FUNDS II, INC.
Hartford Growth Fund --Class A                 0.730%             0.250%             0.270%            N/A
Hartford Growth Opportunities Fund --          0.720%             0.250%             0.300%            N/A
 Class A
Hartford SmallCap Growth Fund -- Class         0.770%             0.250%             0.890%            N/A
 A
THE HARTFORD MUTUAL FUNDS, INC.
Hartford Advisers Fund --Class A               0.630%             0.250%             0.270%            N/A
Hartford Capital Appreciation Fund --          0.660%             0.250%             0.180%            N/A
 Class A
Hartford Dividend and Growth Fund --           0.630%             0.250%             0.200%            N/A
 Class A
Hartford Global Health Fund -- Class A         0.880%             0.250%             0.260%            N/A
Hartford Global Technology Fund --             0.900%             0.250%             0.620%            N/A
 Class A
Hartford International Opportunities           0.850%             0.250%             0.340%            N/A
 Fund --Class A
Hartford Money Market Fund -- Class            0.450%             0.250%             0.310%            N/A
 A**
Hartford Small Company Fund -- Class A         0.820%             0.250%             0.320%            N/A
Hartford Stock Fund --Class A                  0.710%             0.250%             0.390%            N/A

                                              TOTAL            CONTRACTUAL         NET TOTAL
                                             ANNUAL            FEE WAIVER            ANNUAL
                                            OPERATING        AND/OR EXPENSE        OPERATING
UNDERLYING FUND:                            EXPENSES          REIMBURSEMENT         EXPENSES
--------------------------------------  --------------------------------------------------------
Lifepath 2010 Portfolio --Class R              1.440%              0.340%              1.100% (4)
Lifepath 2020 Portfolio --Class R              1.450%              0.340%              1.110% (4)
Lifepath 2030 Portfolio --Class R              1.450%              0.340%              1.110% (4)
Lifepath 2040 Portfolio --Class R              1.450%              0.340%              1.110% (4)
Lifepath Retirement Portfolio -- Class         1.450%              0.350%              1.100% (4)
 R
Lord Abbett Small-Cap Blend Fund --            1.360%                N/A               1.360%
 Class A
PIMCO Total Return Fund -- Class A             0.900%                N/A               0.900% (5)
Van Kampen Comstock Fund -- Class A            0.780%                N/A               0.780%
Van Kampen Equity and Income Fund --           0.760%                N/A               0.760%
 Class A
Victory Diversified Stock Fund --              1.040%                N/A               1.040% (6)
 Class A
THE HARTFORD MUTUAL FUNDS II, INC.
Hartford Growth Fund --Class A                 1.250%                N/A               1.250% (7)
Hartford Growth Opportunities Fund --          1.270%                N/A               1.270% (7)
 Class A
Hartford SmallCap Growth Fund -- Class         1.910%                N/A               1.910% (7)
 A
THE HARTFORD MUTUAL FUNDS, INC.
Hartford Advisers Fund --Class A               1.150%                N/A               1.150% (7)
Hartford Capital Appreciation Fund --          1.090%                N/A               1.090% (7)
 Class A
Hartford Dividend and Growth Fund --           1.080%                N/A               1.080% (7)
 Class A
Hartford Global Health Fund -- Class A         1.390%                N/A               1.390% (7)
Hartford Global Technology Fund --             1.770%                N/A               1.770% (7)
 Class A
Hartford International Opportunities           1.440%                N/A               1.440% (7)
 Fund --Class A
Hartford Money Market Fund -- Class            1.010%                N/A               1.010% (7)
 A**
Hartford Small Company Fund -- Class A         1.390%                N/A               1.390% (7)
Hartford Stock Fund --Class A                  1.350%                N/A               1.350% (7)

+ Effective May 11, 2007, the American Funds The Growth Fund of America Sub- Account is closed to contributions and transfers.

++ Hotchkis & Wiley Large Cap Value Sub-Account is closed to contributions and transfers.

* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

** In a low interest rate environment, yields for money market funds, after deduction of Contract charges may be negative even though the fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a money market Sub- Account, that portion of your Contract Value may decrease in value.

NOTES

(1) The fund's investment adviser is currently waiving 10% of its management fee. The waiver may be discontinued at any time, in consultation with the fund's board, but it is expected to continue at this level until further review. The fund's investment adviser and board intend to review the waiver as circumstances warrant. In addition, the investment adviser paid a portion of the fund's transfer agent fees for certain R share classes. Management fees, other expenses and total annual fund operating expenses in the table do not reflect any waiver or reimbursement. Information regarding the effect of any waiver/reimbursement on total annual fund operating expenses can be found in the Financial Highlights table in this prospectus and in the fund's annual report.

     Class R-3 12b-1 fees may not exceed .75% of the class' average net assets annually.

(2) The "Other Expenses" and "Total Fund Operating Expenses" shown in the table above do not reflect voluntary expense limitation Agreements currently in place with respect to the Fund. The Fund's "Other Expenses" and "Total Fund Operating Expenses," after application of current expense limitation agreements, are as set forth below. These expense limitation agreements may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the "Other Expenses" and "Total Fund Operating Expenses" shown below would be higher.

     Management Fees: 0.70%, Distribution (12b1) Fees: 0.25%, Other Expenses:
     0.21%, Total Fund Operating Expenses: 1.16% as of 12/31/2007.

(3) Effective January 1, 2007, the annual fees paid to the Advisor from the Large Cap Value Fund are as follows:

     First $5 billion in assets 0.75% of average net assets

     Next $5 billion in assets 0.65% of average net assets

     Over $10 billion in assets 0.60% of average net assets

     Prior to January 1, 2007, the annual fees paid to the Advisor by the Large Cap Value Fund were 0.75% on average net assets.

(4) Each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as each respective LifePath Portfolio. Barclays Global Fund Advisors ("BGFA"), the investment advisor to the Master Portfolio, has contractually agreed to waive its management fee at the Master Portfolio level in an amount equal to the advisory fees and administration fees, if any, charged to the underlying funds that the Master Portfolio invests through April 30, 2009. The Master Portfolio is a fund-of-funds structure.

     Includes LifePath Portfolio's pro rata share of the fees and expenses incurred by investing in the underlying funds of the Master Portfolio.

     BGFA and Barclays Global Investors, the administrator to the LifePath Portfolio, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the LifePath Portfolio and Master Portfolio for certain administrative expenses through April 30, 2009.

(5)  Other Expenses reflect an administrative fee of 0.40%.

(6)  Other expenses includes a shareholder servicing fee of 0.25%.

     There is a 0.25% Shareholder Servicing Fee on Class A shares.

(7) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

     "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

     HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares at 1.30%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE

    THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE CONTRACTS. THE EXAMPLE REFLECTS A DEDUCTION FOR THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UNDERLYING FUNDS. THE EXAMPLE DOES NOT REFLECT THE DEDUCTION OF ANY APPLICABLE PREMIUM TAXES, INCOME TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

    THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN THE FOLLOWING EXAMPLE TABLE, HARTFORD ASSUMES A PARTICIPANT ACCOUNT VALUE OF $10,000 TO ILLUSTRATE THE CHARGES THAT WOULD BE DEDUCTED.

    THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

       (1) If you Surrender your Contract at the end of the applicable time period:

1 year                                                                      $196
3 years                                                                     $605
5 years                                                                   $1,040
10 years                                                                  $2,249

    (2)  If you do not Surrender your Contract:

1 year                                                                      $196
3 years                                                                     $605
5 years                                                                   $1,040
10 years                                                                  $2,249

CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

    When Contributions are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Contributions, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How do I know what my Participant Account is worth?".

                                    SUMMARY

WHAT ARE THE CONTRACTS?

    The Contracts are group variable funding agreements. They are issued for use as an investment vehicle for:

       -   certain employee retirement or welfare benefit plans,

       -   plans or programs of governmental entities,

       - the activities of certain organizations exempt from tax under section 501(c) of the Code, or

       - programs of certain institutions with assets in excess of 25 million dollars.

WHAT TYPE OF SALES CHARGE WILL I PAY?

    You don't pay a sales charge at the time Contributions are made to the Contract and we don't charge you a Contingent Deferred Sales Charge when you partially or fully Surrender the Contract.

WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?

    You pay the following charges each year:

       - ANNUAL FUND OPERATING EXPENSES -- These are charges for the Funds. See the Annual Fund Operating Expenses table for more complete information and the Fund's prospectuses.

IS THERE A DEDUCTION FOR PREMIUM TAXES?

    We currently do not deduct for the payment of any Premium Taxes levied against us by a state or other government entity. We reserve the right to deduct Premium Taxes, if applicable and required by a state or other government entity. Premium Tax rates vary by state or municipality and currently ranges from 0% - 3.5%.

CAN I WITHDRAW MONEY FROM THE CONTRACT?

    The Contract Owner can withdraw all or part of the amounts invested under the Contract at any time. We call withdrawals from the Contract "Surrenders."

X  We pay Surrenders under the available Settlement Options.

WHAT ARE THE AVAILABLE SETTLEMENT OPTIONS?

    We call the available forms of payment in which you can take a Surrender "Settlement Options." We will pay Surrenders according to the Settlement Option that you choose. The following Settlement Options are available:

       -   Payment in a single sum.

       - Installment payments for a designated period. The frequency of payments and the length of the designated period are determined by mutual agreement between you and us.

                        PERFORMANCE RELATED INFORMATION

    The Separate Account may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance. The Funds available through this Separate Account are retail mutual funds that publish performance related information in newspapers, magazines, the internet and other media. Performance information published by a retail mutual fund will be the same as the performance published by the Separate Account when there are no fees or expenses charged by the Separate Account.

    When a Sub-Account advertises its STANDARDIZED TOTAL RETURN, it will usually be calculated from the date of either the Separate Account's inception or the Sub-Account's inception, whichever is later, since the date of the Sub-Account's inception for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Fund Operating Expenses.

    A Separate Account may also advertise NON-STANDARD TOTAL RETURNS THAT PRE-DATE THE INCEPTION DATE OF THE SEPARATE ACCOUNT. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return calculations reflect a deduction for Total Fund Operating Expenses.

    If applicable, a Sub-Account may advertise YIELD IN ADDITION TO TOTAL RETURN. The yield will be computed in the following manner: the net investment income per unit earned during a recent 30 day period is divided by the unit value on the last day of the period.

    A money market Sub-Account may advertise YIELD AND EFFECTIVE YIELD. The yield of the Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period.

    We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable arrangements, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.

                        HARTFORD LIFE INSURANCE COMPANY

    Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in every state as well as the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 1583, Hartford, CT 06144-1583. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                              THE SEPARATE ACCOUNT

    We set aside and invest assets of the Contracts in the Separate Account. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the Commission of the management or the investment practices of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities law. The Separate Account holds only assets for variable funding agreements. The Separate Account:

       - Holds assets for the benefit of Contract Owners, and the persons entitled to the payments described in the Contract.

       - Is not subject to the liabilities arising out of any other business Hartford may conduct. However, all obligations under the Contract are general corporate obligations of Hartford.

       - Is not affected by the rate of return of Hartford's General Account or by the investment performance of any of Hartford's other separate accounts.

       - May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other contracts offered by the Separate Account which are not described in this prospectus.

       - Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

    WE DO NOT GUARANTEE THE INVESTMENT RESULTS OF THE SEPARATE ACCOUNT. THERE IS NO ASSURANCE THAT THE VALUE OF YOUR PARTICIPANT ACCOUNT WILL EQUAL THE TOTAL OF THE CONTRIBUTIONS MADE TO YOUR PARTICIPANT ACCOUNT.

    In a low interest rate environment, yields for Money Market Sub-Accounts, after deduction of the Mortality and Expense Risk Charge and Administrative Expense Charge, may be negative even though the underlying Fund's yield, before deducting for such charges, is positive. If you, or participants, allocate a portion of the value of a Contract to a Money Market Sub-Account, that portion of the value of the Contract may decrease in value.

    Separate Account Twelve was established on September 15, 2003.

                                   THE FUNDS

    The Separate Account is divided into "Sub-Accounts." Each Sub-Account invests in an underlying Fund. You choose the Funds that fit your investment goals and risk tolerance. Each Fund has its own investment objective, so each Fund is subject to different risks and expenses. For more complete information about each Fund, including risks and expenses, call us at 1-800-528-9009 to obtain each Fund's prospectus. Before investing, you should carefully read each Fund's prospectus along with this prospectus.

    We do not guarantee the investment results of any of the underlying Funds. THE FUNDS MAY NOT BE AVAILABLE IN ALL STATES OR IN ALL CONTRACTS.

    THE FUNDS ARE RETAIL MUTUAL FUNDS THAT ARE ALSO DIRECTLY AVAILABLE TO THE PUBLIC WITHOUT A SEPARATE ACCOUNT.

SUB-ACCOUNT                                             INVESTMENT OBJECTIVE SUMMARY           INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Value Fund --      Long-term growth of capital             AllianceBernstein L.P.
 Class A
American Funds The Growth Fund of America --       Growth of capital                       Capital Research and Management
 Class R3++                                                                                Company
Calvert Social Investment Fund Equity Portfolio    Seeks growth of capital through         Calvert Asset Management Company, Inc.
 -- Class A                                        investment in stocks of issuers in      Sub-advised by Atlanta Capital
                                                   industries believed to offer            Management Company, LLC.
                                                   opportunities for potential capital
                                                   appreciation and which meet the Fund's
                                                   investment and social criteria

SUB-ACCOUNT                                             INVESTMENT OBJECTIVE SUMMARY           INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Mid Cap Value Fund -- Class A*       Long-term capital appreciation          Goldman Sachs Asset Management, L.P.
Hotchkis and Wiley Large Cap Value Fund -- Class   Current income and long-term growth of  Hotchkis and Wiley Capital Management,
 A+++                                              income, as well as capital              LLC
                                                   appreciation
Lifepath 2010 Portfolio -- Class I                 Managed for investors planning to       Barclays Global Fund Advisers
                                                   retire in approximately 2010
Lifepath 2020 Portfolio -- Class I                 Managed for investors planning to       Barclays Global Fund Advisers
                                                   retire in approximately 2020
Lifepath 2030 Portfolio -- Class I                 Managed for investors planning to       Barclays Global Fund Advisers
                                                   retire in approximately 2030
Lifepath 2040 Portfolio -- Class I                 Managed for investors planning to       Barclays Global Fund Advisers
                                                   retire in approximately 2040
Lifepath Retirement Portfolio -- Class I           Managed for investors planning to seek  Barclays Global Fund Advisers income and moderate long-term growth
                                                   of capital
Lord Abbett Small -- Cap Blend Fund -- Class P     Long-term growth of capital by          Lord, Abbett & Co. LLC
                                                   investing primarily in stocks of small
                                                   companies
PIMCO Total Return Fund -- Class A                 Maximum total return, consistent with   PIMCO
                                                   preservation of capital and prudent
                                                   investment management
Van Kampen Comstock Fund -- Class A                To seek capital growth and income       Van Kampen Asset Management
                                                   through investments in equity
                                                   securities, including common stocks,
                                                   preferred stocks and securities
                                                   convertible into common and preferred
                                                   stocks
Van Kampen Equity and Income Fund -- Class A       To seek the highest possible income     Van Kampen Asset Management
                                                   consistent with safety of principal.
                                                   Long term growth of capital is an
                                                   important secondary investment
                                                   objective
Victory Diversified Stock Fund -- Class A          Long-term growth of capital             Victory Capital Management
THE HARTFORD MUTUAL FUNDS II, INC.
Hartford Growth Fund -- Class A                    Capital appreciation                    Hartford Investment Financial
                                                                                           Services, LLC
                                                                                           Sub-advised by Wellington Management
                                                                                           Company, LLP
Hartford Growth Opportunities Fund -- Class A      Capital appreciation                    Hartford Investment Financial
                                                                                           Services, LLC
                                                                                           Sub-advised by Wellington Management
                                                                                           Company, LLP
Hartford SmallCap Growth Fund -- Class A           Capital appreciation                    Hartford Investment Financial
                                                                                           Services, LLC
                                                                                           Sub-advised by Wellington Management
                                                                                           Company, LLP and Hartford Investment
                                                                                           Management Company

SUB-ACCOUNT                                             INVESTMENT OBJECTIVE SUMMARY           INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
THE HARTFORD MUTUAL FUNDS, INC.
Hartford Advisers Fund -- Class A                  Maximum long-term total return          Hartford Investment Financial
                                                                                           Services, LLC
                                                                                           Sub-advised by Wellington Management
                                                                                           Company, LLP
Hartford Capital Appreciation Fund -- Class A      Growth of capital                       Hartford Investment Financial
                                                                                           Services, LLC
                                                                                           Sub-advised by Wellington Management
                                                                                           Company, LLP
Hartford Dividend and Growth Fund -- Class A       High level of current income            Hartford Investment Financial
                                                   consistent with growth of capital       Services, LLC
                                                                                           Sub-advised by Wellington Management
                                                                                           Company, LLP
Hartford Global Health Fund -- Class A+            Long-term capital appreciation          Hartford Investment Financial
                                                                                           Services, LLC
                                                                                           Sub-advised by Wellington Management
                                                                                           Company, LLP
Hartford Global Technology Fund -- Class A+        Long-term capital appreciation          Hartford Investment Financial
                                                                                           Services, LLC
                                                                                           Sub-advised by Wellington Management
                                                                                           Company, LLP
Hartford International Opportunities Fund --       Long-term growth of capital             Hartford Investment Financial
 Class A                                                                                   Services, LLC
                                                                                           Sub-advised by Wellington Management
                                                                                           Company, LLP
Hartford Money Market Fund -- Class A+             Maximum current income consistent with  Hartford Investment Financial
                                                   liquidity and preservation of capital   Services, LLC
                                                                                           Sub-advised by Hartford Investment
                                                                                           Management Company
Hartford Small Company Fund -- Class A+            Growth of capital                       Hartford Investment Financial
                                                                                           Services, LLC
                                                                                           Sub-advised by Wellington Management
                                                                                           Company, LLP and Hartford Investment
                                                                                           Management Company
Hartford Stock Fund -- Class A                     Long-term growth of capital             Hartford Investment Financial
                                                                                           Services, LLC
                                                                                           Sub-advised by Wellington Management
                                                                                           Company, LLP

+    Closed to contracts issued on or after May 1, 2006.

++ Effective May 11, 2007, the American Funds The Growth Fund of America Sub-Account is closed to contributions and transfers.

+++ Hotchkis & Wiley Large Cap Value Sub-Account is closed to contracts issued on or after February 1, 2007.

*    Closed to contracts issued after September 24, 2007.

    VOTING RIGHTS: We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

       - Notify the Contract Owner of any Fund shareholders' meeting if the shares held for the Contract may be voted;

       - Send proxy materials and a form of instructions to the Contract Owner that may be used to tell us how to vote the Fund shares held for the Contract;

       - Arrange for the handling and tallying of proxies received from Contract Owners;

       - Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner; and

       - Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

    Voting all Fund shares for which no voting instructions are received in the same proportion as shares for which voting instructions have been received may result in a small number of Contract Owners determining the outcome of a proposal subject to a shareholder vote.

    If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. Contract Owners may attend any shareholder meeting at which shares held for their Contract may be voted.

    SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We may, subject to any applicable law, make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Contributions or transfers from existing Sub-Accounts.

    We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

    In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

    FEES AND PAYMENTS RECEIVED BY HARTFORD FROM THE FUND FAMILIES: We want you to know that Hartford receives substantial fees and payments with respect to the underlying funds that are offered as Sub-Accounts to your Plan through the Contract. We consider these fees and payments, among a number of other factors, when deciding to include a fund to the menu of Funds that we offer through the Contract. These fees and payments are received by Hartford under agreements between Hartford and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds in amounts up to 0.93% of assets invested in a fund. These fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. They may also include administrative service fees and additional payments, expense reimbursements and compensation sometimes referred to as "revenue sharing" payments. Hartford receives these fees and payments for its own account and expects to make a profit on the amount of the fees and payments that exceed Hartford's own expenses, including our expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.

    We also want you to understand that not all fund families pay the same amount of fees and compensation to us and not all funds pay according to the same formula. Because of this, the amount of the fees and payments received by Hartford varies by fund and Hartford may receive greater or less fees and payments depending on which variable investment options your Plan selects.

     For Example:

     As one of its selected investment options in its Contract, the Any Company Retirement Plan maintains an average balance of $100,000 in an investment option investing in shares of a hypothetical mutual fund during the year. If the fund's principal underwriter pays Hartford a Rule 12b-1 fee at a rate of 0.50% of assets annually, and the fund's transfer agent pays Hartford an administrative service fee at a rate of 0.25% of assets annually, Hartford would receive $500 in 12b-1 fees and $250 in administrative service fees, for a total of $750 for that year due to the Plan's investment in the fund.

     If the Plan maintained an average balance of $100,000 in an investment option investing in a different fund during the year where that fund's principal underwriter pays Hartford a Rule 12b-1 fee at a rate of 0.25% of assets annually, and the fund's transfer agent pays Hartford an administrative services fee at a rate of $12 per Plan Participant Account invested in the investment option investing in the fund, and there are 20 participants with an account balance invested in that investment option, Hartford would receive $250 in 12b-1 fees and $240 in administrative service fees, for a total of $490 for that year due to the Plan's investment in the fund.

    You should also know that the principal underwriters of certain funds have chosen to offer for sale, and Hartford has selected, fund share classes with asset based sales charges and/or service fees that may or may not be higher than other available share classes of the same fund. As a result of any higher asset based fees and charges paid by investors in such share classes, the amount of fees and payments that might otherwise need to be paid by such fund principal underwriters or their affiliates to Hartford would decrease.

    Some of the Sub-Accounts available in the Contract invest in Funds that are part of our own affiliated family of funds. In addition to any fees and payments Hartford may receive with respect to those funds, one or more of our affiliates receives compensation from the funds, including among other things a management fee and 12b-1 fees from the funds.

    For information on which underlying funds pay Hartford such fees and at what level, please visit our website at retire.hartfordlife.com or call 1-800-874-2502, Option 4. Written information will be provided upon request.

    ENDORSEMENT FEES PAID BY HARTFORD: Hartford pays fees to the organizations listed below in exchange for an endorsement of our Contract. As part of the endorsement, Hartford is invited to participate in various programs, conferences and meetings offered through these organizations in order to allow us to market our Contract.

    Hartford also pays additional fees in order to sponsor certain programs offered through these organizations including the "Top Cop Awards" program and an annual "Pension and Benefits Seminar" offered to members of these organizations.

    For additional information on the amount of fees and payments made by Hartford, please call 1-800-874-2502, Option 4. Written information will be provided upon request.

    Organizations Receiving Endorsement Fee Payments from Hartford:

    1. Peace Officers Research Association of California;

    2. The National Association of Police Officers;

    3. Florida Police Benevolent Association, Inc.;

    4. Police Benevolent & Protective Association of Illinois; and

    5. Combined Law Enforcement Association of Texas.

    PAYMENTS TO INDUSTRY AND TRADE ORGANIZATIONS: As an active member of the retirement industry, Hartford makes payments to various industry and trade organizations. These payments are made in connection with Hartford's membership, sponsorship or participation in events of these organizations. Hartford makes these payments in order to communicate its position on retirement industry issues and further its position as an industry leader.

                             GENERAL ACCOUNT OPTION

    IMPORTANT INFORMATION YOU SHOULD KNOW: THE PORTION OF THE CONTRACT RELATING TO THE GENERAL ACCOUNT OPTION IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE GENERAL ACCOUNT OPTION IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). NEITHER THE GENERAL ACCOUNT OPTION NOR ANY INTEREST IN THE GENERAL ACCOUNT OPTION IS SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING THE GENERAL ACCOUNT OPTION.

    The General Account option is part of our General Account that includes our company assets. Contributions and Contract values allocated to the General Account are available to our general creditors.

    DECLARED RATE OF INTEREST: We credit interest on Contributions made to the General Account at a rate we declare for any period of time that we determine. We may change the declared interest rate from time to time at our discretion.

    GUARANTEED RATE OF INTEREST: We guarantee a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.

    SURRENDERS AND TRANSFERS: We generally process Surrenders and transfers from the General Account option within a reasonable period of time after we receive a Surrenders request at our Administrative Office. However, under certain conditions, transfers from the General Account option may be limited or deferred. Surrenders may be subject to a market value adjustment and may be deferred.

                                CONTRACT CHARGES

SALES CHARGES

    We do not assess any sales charges. This means you don't pay a sales charge at the time Contributions are made to the Contract and we don't charge you a Contingent Deferred Sales Charge when you partially or fully Surrender the Contract.

PREMIUM TAXES

    We currently do not pay Premium Tax with respect to the Contracts, but we reserve the right to deduct a charge for Premium Tax, if applicable, imposed by a state or other governmental entity. Certain states and municipalities impose a Premium Tax, generally ranging up to 3.50%. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed at the time of Surrender. We will pay Premium Taxes at the time imposed under applicable law. At our sole discretion, we may deduct Premium Taxes at the time we pay such taxes to the applicable taxing authorities, or at the time the Contract is Surrendered.

CHARGES AGAINST THE FUNDS

    The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses accompanying this prospectus.

PLAN RELATED EXPENSES

    The Contract Owner may direct us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan related expenses including, but not limited to, fees to consultants, auditors and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner.

                                 THE CONTRACTS

THE CONTRACTS OFFERED

    The Contracts are group variable funding agreements. They are issued for use as an investment vehicle for:

       -   certain employee retirement or welfare benefit plans,

       -   plans or programs of governmental entities,

       - the activities of certain organizations exempt from tax under section 501(c) of the Code, or

       - programs of certain institutions with assets in excess of 25 million dollars.

    The Contracts invest in publicly available Funds through the Separate Account. The Contracts provide no additional tax benefits and do not provide tax deferral with respect to any earnings of the underlying Funds.

PRICING AND CREDITING OF CONTRIBUTIONS

    We credit initial Contributions to a Participant Account within two Valuation Days of our receipt of a properly completed application or an order request and the initial Contribution at our Administrative Office.

    If the application or other information accompanying the initial Contribution is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Contribution and explain why it could not be processed or keep the Contribution if you authorize us to keep it until the necessary information is provided.

    Subsequent Contributions to a Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions to a Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.

    MAY I MAKE CHANGES IN THE AMOUNTS OF MY CONTRIBUTION?

    Yes. There is a $30 minimum amount for initial Contributions or subsequent Contributions that may be made on behalf of a Participant Account under a Contract, unless the Employer's plan provides otherwise, in which case the minimum amount shall not be less than $10. If the Plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions in multiples of 1% among the Sub-Accounts. The minimum amount that may be allocated to any Sub-Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by us.

     CAN YOU TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

    During those phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.

     WHAT IS A SUB-ACCOUNT TRANSFER?

    A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Registered Representative. Any oral communication should be re-confirmed in writing.

     WHAT HAPPENS WHEN YOU REQUEST A SUB-ACCOUNT TRANSFER?

    Many Participants request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Participants allocate Contributions to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Participants' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Participants' "transfer-in" requests.

    In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.

    We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Sub-Account for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund within our accounts rather than buy new shares or sell shares of the Fund.

    For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

     WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

    FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We limit each Participants to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer", however, you cannot transfer the same Participant Account value more than once a Valuation Day.

    For Example:

       - If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.

       - If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer.

       - Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day's transfer activity would count as one Sub-Account transfer.

       - Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

       - However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a Money Market Fund Sub-Account and you transfer all $10,000 into a Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.

    SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH CALENDAR YEAR (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet, telephone, same day mail or courier service. Once you reach the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service. In other words, transfer requests by Voice Response Unit, Internet, telephone or same day mail or courier service will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

    We may aggregate a Contract owner's Contracts or a Participant's Participant Accounts for the purposes of enforcing these restrictions.

    The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on an underlying Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

    We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

    THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT TRANSFERS. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase or become a Participant under this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:

    FUND TRADING POLICIES

    You are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

    We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into a Fund or other funds within that fund complex. These penalties will affect a Contract Owner's or Participant's ability to purchase shares of the underlying funds.We are not authorized to grant exceptions to an underlying Fund's trading policy. Please refer to each Fund's prospectus for more information.

    Fund trading policies do not apply or may be limited. For instance:

       - Certain types of financial intermediaries may not be required to provide us with shareholder information.

       - "Excepted funds" such as money market funds and any underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

       - A Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.

       - Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan contributions.

POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading activities. For instance,

       - Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

       - Certain forms of variable annuities and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

       - These policies apply only to individuals and entities that own or are Participants under this Contract. However, the Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.

    HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

    We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your payee as well as reduce value of other optional benefits available under your Contract.

    Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in an Fund's opinion, has violated the Fund's trading policy.

    In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

    GENERAL ACCOUNT OPTION TRANSFERS

    You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:

       - Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, may be prohibited. We do not currently enforce this prohibition.

       - Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, may be prohibited. We do not currently enforce this prohibition.

    In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account if the amount of any transfer or Surrender from the General Account option, when added to the sum of all transfers and Surrenders from the General Account during the preceding twelve months exceeds 12% of the General Account values twelve months earlier.

    We apply these restrictions to all transfers from the General Account Option, including all systematic transfers and Dollar Cost Averaging Programs.

    As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.

    TELEPHONE AND INTERNET TRANSFERS

    Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.

    Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact us as soon as possible.

    We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

    Telephone or Internet transfer requests may currently only be cancelled by calling us before the end of the Valuation Day you made the transfer request.

    We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners and Participants provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.

    HOW DO I KNOW WHAT A PARTICIPANT ACCOUNT IS WORTH?

    The Participant Account value reflects the sum of the amounts under the Participant Account allocated to the General Account option and the Sub-Accounts.

    There are two things that affect the Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of a Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

    Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under a Participant Account, the more Accumulation Units will be reflected under the Participant Account. The number of Accumulation Units in a Sub-Account will be decreased under a Participant Account by Surrenders or transfers of money out of a Sub-Account.

    To determine the current Accumulation Unit value, we take the prior Valuation Day's Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day.

    The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Contract Owner chooses one of the following two methods to calculate the Net Investment Factor at the time the Contract Owner purchases the Contract:

METHOD ONE

    The Net Investment Factor for each Sub-Account equals:

       - The net asset value per share plus applicable distributions per share of each Fund held in the Sub-Account at the end of the current Valuation Day; divided by

       - The net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day.

METHOD TWO

    The Net Investment Factor for each Sub-Account equals:

       - The net asset value per share of each Fund held in the Sub-Account at the end of the current Valuation Day; divided by

       - The net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day.

    Under Method Two, the value of any applicable Fund distributions per share creates additional Accumulation Units.

    We will send Participants a statement for each calendar quarter, that tells how many Accumulation Units they have, their value and their total Participant Account value. Participants can also call 1-800-528-9009 to obtain their Participant Account value or, where available, may access their account information through our website at retire.hartfordlife.com.

    HOW ARE THE UNDERLYING FUND SHARES VALUED?

    The shares of the Fund are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the underlying Funds' prospectus.

                                   SURRENDERS

FULL SURRENDERS

    If you request a full Surrender of your Contract, we will pay you the Surrender Value. The Surrender Value is the Contract value minus any applicable Premium Taxes. The Surrender Value may be more or less than the amount of the Contributions made to the Contract.

PARTIAL SURRENDERS

    You may request a partial Surrender of Contract values at any time before you terminate your Contract.

SETTLEMENT OPTIONS

    We call the available forms of payment in which you can take a Surrender "Settlement Options." We will pay Surrenders according to the Settlement Option that you choose. The following Settlement Options are available:

       -   Payment in a single sum.

       - Installment payments for a designated period. The frequency of payments and the length of the designated period are determined by mutual agreement between you and us.

HOW DO I REQUEST A SURRENDER?

    The Contract Owner or its designee may submit requests for Surrenders. Requests for full Surrenders must be in writing. Requests for a partial Surrenders must be in writing or by electronic file in a format agreed to by us.

    We pay Surrenders of amounts in the Sub-Accounts within seven days of receiving your request with complete instructions. However, we may postpone payment of Surrenders invested in the Sub-Accounts whenever (a) the New

York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

    We pay the portion of your Surrender Value invested in the General Account option according to the termination provisions in your Contract.

    Partial Surrenders from the General Account option may be subject to certain restrictions described in your Contract.

                           FEDERAL TAX CONSIDERATIONS

    WHAT ARE SOME OF THE FEDERAL TAX CONSEQUENCES THAT AFFECT THESE CONTRACTS?

A. GENERAL

    Since the federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.

    Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted and may apply to this contract. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. Nor do we discuss the tax treatment of distributions from or benefits paid by the plans and organizations that may invest in this contract. For detailed tax information, a prospective purchaser should consult with a qualified tax adviser familiar with its situation.

B. HARTFORD AND THE SEPARATE ACCOUNT

    The Separate Account is taxed as part of Hartford, which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. The Sub-Accounts among which the Contract Owner may allocate its Contract Contributions are retail mutual funds that also are directly available to the public without a Separate Account. The Internal Revenue Service has ruled that, for federal income tax purposes, a variable contract owner will be treated as the owner of the mutual funds shares when the mutual funds used for sub-accounts for the variable contract are publicly available. See, e.g., Rev. Rul. 2003-91, 2003-33 I.R.B. 347. As a result, even though investment income and any realized capital gains on the assets held in the Separate Account may be reinvested automatically, such investment income and capital gain income may be taxable directly to the Contract Owner. A prospective purchaser should consult with a qualified tax adviser familiar with its situation.

C. CONTRACT PURCHASES BY FOREIGN ENTITIES

    Purchasers that are not U.S. residents or entities engaged in a trade or business in the United States generally will be subject to U.S. federal income tax and withholding on U.S. source taxable distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Hartford. In addition, purchasers may be subject to applicable U.S. state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a contract purchase.

                                MORE INFORMATION

    CAN A CONTRACT BE MODIFIED?

    Subject to any federal and state regulatory restrictions, we may modify the Contracts at any time by written agreement between the Contract Owner and us.

    On or after the fifth anniversary of any Contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the minimum guaranteed interest rate which is applicable at the effective date of a Contract, will continue to be applicable.

    We may modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which we are subject; or (ii) is necessary to assure continued qualification of the Contract under federal or state laws relating to the Contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification we will provide notice to the Contract Owner. Hartford may also make appropriate endorsement in the Contract to reflect such modification.

    CAN HARTFORD WAIVE ANY RIGHTS UNDER A CONTRACT?

    We may, at our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, we are not waiving it. We may decide to exercise a right or a reservation that we previously did not exercise.

    HOW CONTRACTS ARE SOLD -- We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. ("HSD") under which HSD serves as the principal underwriter for the Contracts, which are offered on a continuous basis. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the FINRA. The principal business address of HSD is the same as ours. PLANCO Financial Services, LLC, a subsidiary of Hartford Life Insurance Company, provides marketing support for us. Woodbury Financial Services, Inc. is another affiliated broker-dealer that sells this Contract.

    HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions ("Financial Intermediaries") for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2007. Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of Financial Intermediaries ("Registered Representatives").

    We list below types of arrangements that help to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.

    Financial Intermediaries receive commissions (described below under "Commissions"). Certain selected Financial Intermediaries also receive additional compensation (described below under "Additional Payments"). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries' internal compensation practices.

    Affiliated broker-dealers also employ individuals called "wholesalers" in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.

COMMISSIONS

    For individual and group Contracts, up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to people over age 80.

    Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your Registered Representative's compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.

    Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your Registered Representative's (or their Financial Intermediary's) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

ADDITIONAL PAYMENTS

    Subject to NASD and Financial Intermediary rules, we (or our affiliates) also pay the following types of fees to among other things encourage the sale of this Contract. These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit.

ADDITIONAL PAYMENT TYPE                                        WHAT IT'S USED FOR
------------------------------------------------------------------------------------------------------------------------
Access                   Access to Registered Representatives and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment    Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing                Joint marketing campaigns and/or Financial Intermediary event advertising/ participation;
                         sponsorship of Financial Intermediary sales contests and/or promotions in which participants
                         (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; client generation expenses.
Marketing Expense        Pay Fund related parties for wholesaler support, training and marketing activities for certain
Allowances               Funds.
Support                  Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary's websites; shareholder services (including sub-accounting sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
Targets                  Pay for the achievement of sales or assets under management targets.
Training                 Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
Visibility               Inclusion of our products on a Financial Intermediary's "preferred list"; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting our products and services.
Volume                   Pay for the overall volume of their sales or the amount of money investing in our products.

    For individual and group Contracts, as of December 31, 2007, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities:

    A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital, AIG Financial Advisors, American General, FSC Securities Corporation, Royal Alliance Assoc., Inc.), Bancwest Investment Services, Inc., Cadaret, Grant & Co., Inc., Capital Analyst Inc., Centaurus Financial, Inc., Citigroup, Inc. (various divisions and affiliates), Comerica Securities, Commonwealth Financial Network, Compass Brokerage, Inc., Crown Capital Securities, L.P., Cuna Brokerage Services, Inc., Cuso Financial Services, L.P., Edward D. Jones & Co., L.P., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, First Montauk Securities Corp., First Tennessee Bank, First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Great American Advisors, Inc.,
H. Beck, Inc., H.D. Vest Investment Services (subsidiary of Wells Fargo & Company), Harbour Investments, Inc., Heim & Young Securities, Huntington Investment Company, Independent Financial Group LLC, Infinex Financial Group, ING Advisors Network, (Financial Network Services (or Investment) Corp., ING Financial Partners, Multi-Financial Securities, Primevest Financial Services, Inc.,), Investacorp, Inc., Investment Professionals, Inc., Investors Capital Corp., J.J.B. Hilliard, James T. Borello & Co., Janney Montgomery Scott, Inc., Jefferson Pilot Securities Corporation, Key Investment Services, LaSalle Financial Services, Inc., Lincoln Financial Advisors Corp. (marketing name for Lincoln National Corp.), LPL Financial Corporation, M&T Securities, Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Keegan FID Division,

Morgan Stanley & Co., Inc. (various divisions and affiliates), Mutual Service Corporation, NatCity Investments, National Planning Holdings (Invest Financial Corp., Investment Centers of America, Inc., National Planning Corp., SII Investments, Inc.), Newbridge Securities Corp., NEXT Financial Group, Inc., NFP Securities, Inc., Pension Planners Securities, Inc., Prime Capital Services, Inc., Prospera Financial Services, Inc., Raymond James & Associates, Inc., Raymond James FID Division, Raymond James Financial Services, RBC Dain FID Division, RBC Dain Rauscher Inc., RDM Investment Svcs Inc., Robert W. Baird & Co. Inc., Securities America, Inc., Sigma Financial Corporation, Sorrento Pacific, Stifel Nicolaus & Company, Incorporated, Summit Brokerage Services Inc., Sun Trust Bank, TFS Securities, Inc., The Investment Center, Inc., Thurston, Springer, Miller, Herd & Titak, Inc., Triad Advisors, Inc., U.S. Bancorp Investments, Inc., UBOC Investment Services, Inc. (Union Bank of California, N.A.), UBS Financial Services, Inc., Uvest Financial Services Group Inc., Vanderbilt Securities, LLC, Wachovia Securities, LLC (various divisions), Walnut Street Securities, Inc., Wells Fargo Brokerage Services, L.L.C., WaMu Investments, Inc., Woodbury Financial Services, Inc. (an affiliate of ours), XCU Capital Corporation, Inc.

    Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Registered Representative is or should be included in any such listing.

    For individual and group Contracts, as of December 31, 2007, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities:
AIM Advisors, Inc., AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investment Research and Management, Inc., American Variable Insurance Series & Capital Research and Management Company, Franklin Templeton Services, LLC, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Putnam Retail Management Limited Partnership. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.

    For individual and group Contracts, for the fiscal year ended December 31, 2007, Additional Payments did not in the aggregate exceed approximately $66.4 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.06% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $15.8 million or approximately 0.25% of the Premium Payments invested in a particular Fund during this period.

    ARE THERE ANY MATERIAL LEGAL PROCEEDINGS AFFECTING THE SEPARATE ACCOUNT?

    There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. While it is not possible to predict with certainty the ultimate outcome of any pending or future legal proceeding or regulatory action, we do not expect any of these actions to result in a material adverse effect on the Company or its Separate Accounts.

    HOW MAY I GET ADDITIONAL INFORMATION?

    Inquiries will be answered by calling 1-800-528-9009 or your sales representative or by writing to:

     Hartford Life Insurance Company
     P.O. Box 1583
     Hartford, CT 06144-1583

    You can also send inquiries to us electronically by Internet through our website at retire.hartfordlife.com.

                              GENERAL INFORMATION

SAFEKEEPING OF ASSETS

    Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS

    The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2007 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 20, 2008 and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account Twelve (the "Account") as of December 31, 2007, and the related statements of operations and changes in net assets for the respective stated periods then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 20, 2008, which reports are both included in this Statement of Additional Information. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

NON-PARTICIPATING

    The Contract is non-participating and we pay no dividends.

PRINCIPAL UNDERWRITER

    Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

    Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable contracts associated with this Separate Account. For 2004, 2003 and 2002, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter was $0. There were no underwriting commissions paid to HSD in its role as Principal Underwriter prior to that time.

                        PERFORMANCE RELATED INFORMATION

    The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

    When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00.

    The formula Hartford uses to calculate standardized total return is P(1+T) TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

    In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above.

YIELD FOR SUB-ACCOUNTS

    If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

    The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.

    The formula Hartford uses to calculate yield is YIELD = 2[(a - b/cd +1) TO THE POWER OF 6 - 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, if any, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

    At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

    Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract, if any, and then divides that number by the value of the account at the beginning of the base period. The result is hte base period return or "BPR". Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

    The formula for this calculation is YIELD = BPR x (365/7), where BPR =
(A)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "C" represents the value of the Sub-Account at the beginning of the base period.

    Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is:

      EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

    We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable arrangements, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

    Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE CONTRACT OWNERS OF
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE AND THE
BOARD OF DIRECTORS OF HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise the Hartford Life Insurance Company Separate Account Twelve (the "Account"), as of December 31, 2007, and the related statements of operations and changes in net assets for the respective stated periods then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2007, by correspondence with the mutual fund companies; where replies were not received from the mutual fund companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts constituting Hartford Life Insurance Company Separate Account Twelve as of December 31, 2007, the results of their operations and the changes in their net assets for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
February 20, 2008

SEPARATE ACCOUNT TWELVE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

-------------------------------------------------------------------------------


                                     LIFEPATH              LIFEPATH              LIFEPATH
                                  2010 PORTFOLIO        2020 PORTFOLIO        2030 PORTFOLIO
                                  SUB-ACCOUNT (A)        SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                       2,697                21,403                19,599
                                     =========            ==========            ==========
  Cost                                 $36,241              $364,960              $339,594
                                     =========            ==========            ==========
  Market Value                         $34,984              $347,589              $311,630
 Due from Hartford Life
  Insurance Company                         --                    --                    --
 Receivable from fund shares
  sold                                      52                 1,094                   329
 Other assets                               --                    --                    --
                                     ---------            ----------            ----------
 Total Assets                           35,036               348,683               311,959
                                     ---------            ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         52                 1,094                   329
 Payable for fund shares
  purchased                                 --                    --                    --
 Other liabilities                          --                    --                    --
                                     ---------            ----------            ----------
 Total Liabilities                          52                 1,094                   329
                                     ---------            ----------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $34,984              $347,589              $311,630
                                     =========            ==========            ==========

(a)  Funded as of May 14, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                           LIFEPATH          CALVERT SOCIAL         THE HARTFORD
                                     LIFEPATH             RETIREMENT         INVESTMENT FUND        DIVIDEND AND
                                  2040 PORTFOLIO          PORTFOLIO         EQUITY PORTFOLIO        GROWTH FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT (A)       SUB-ACCOUNT (B)        SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                      14,511                13,850                  36                 20,796
                                    ==========            ==========             =======             ==========
  Cost                                $300,745              $151,894              $1,377               $425,928
                                    ==========            ==========             =======             ==========
  Market Value                        $282,376              $148,197              $1,374               $437,554
 Due from Hartford Life
  Insurance Company                         --                    --                  --                     --
 Receivable from fund shares
  sold                                     554                    98                   2                    444
 Other assets                               --                    --                  --                     --
                                    ----------            ----------             -------             ----------
 Total Assets                          282,930               148,295               1,376                437,998
                                    ----------            ----------             -------             ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        554                    98                   2                    444
 Payable for fund shares
  purchased                                 --                    --                  --                     --
 Other liabilities                          --                    --                  --                     --
                                    ----------            ----------             -------             ----------
 Total Liabilities                         554                    98                   2                    444
                                    ----------            ----------             -------             ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $282,376              $148,197              $1,374               $437,554
                                    ==========            ==========             =======             ==========

                                  THE HARTFORD
                                  INTERNATIONAL
                                  OPPORTUNITIES      THE HARTFORD SMALL   THE HARTFORD GLOBAL
                                      FUND              COMPANY FUND          HEALTH FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                      4,472                11,651                14,738
                                    =========            ==========            ==========
  Cost                                $81,731              $229,449              $254,344
                                    =========            ==========            ==========
  Market Value                        $80,399              $239,654              $253,203
 Due from Hartford Life
  Insurance Company                        --                    --                    --
 Receivable from fund shares
  sold                                    215                   401                   282
 Other assets                              --                    --                    --
                                    ---------            ----------            ----------
 Total Assets                          80,614               240,055               253,485
                                    ---------            ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       215                   401                   282
 Payable for fund shares
  purchased                                --                    --                    --
 Other liabilities                         --                    --                    --
                                    ---------            ----------            ----------
 Total Liabilities                        215                   401                   282
                                    ---------            ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $80,399              $239,654              $253,203
                                    =========            ==========            ==========

(a)  Funded as of May 14, 2007.

(b) Funded as of May 10, 2007.

SEPARATE ACCOUNT TWELVE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                      THE HARTFORD GROWTH
                                   THE HARTFORD          OPPORTUNITIES       THE HARTFORD CAPITAL
                                    GROWTH FUND              FUND             APPRECIATION FUND
                                  SUB-ACCOUNT (C)         SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                        398                  2,397                  14,794
                                      =======              =========              ==========
  Cost                                 $7,672                $78,432                $566,893
                                      =======              =========              ==========
  Market Value                         $7,542                $77,539                $598,435
 Due from Hartford Life
  Insurance Company                        --                     --                      --
 Receivable from fund shares
  sold                                     12                    209                     753
 Other assets                              --                     --                      --
                                      -------              ---------              ----------
 Total Assets                           7,554                 77,748                 599,188
                                      -------              ---------              ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        12                    209                     753
 Payable for fund shares
  purchased                                --                     --                      --
 Other liabilities                         --                     --                      --
                                      -------              ---------              ----------
 Total Liabilities                         12                    209                     753
                                      -------              ---------              ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $7,542                $77,539                $598,435
                                      =======              =========              ==========

(c)  Funded as of June 4, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                              THE HARTFORD
                               THE HARTFORD GLOBAL       THE HARTFORD         MONEY MARKET          THE HARTFORD
                                 TECHNOLOGY FUND        ADVISERS FUND             FUND               STOCK FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                      27,113                58,113               62,699                10,536
                                    ==========            ==========            =========            ==========
  Cost                                $153,439              $937,336              $62,696              $212,313
                                    ==========            ==========            =========            ==========
  Market Value                        $180,030              $919,354              $62,696              $241,769
 Due from Hartford Life
  Insurance Company                         --                    --                   --                    --
 Receivable from fund shares
  sold                                     259                   680                  226                   259
 Other assets                               --                    --                   --                    --
                                    ----------            ----------            ---------            ----------
 Total Assets                          180,289               920,034               62,922               242,028
                                    ----------            ----------            ---------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        259                   680                  226                   259
 Payable for fund shares
  purchased                                 --                    --                   --                    --
 Other liabilities                          --                    --                    3                    --
                                    ----------            ----------            ---------            ----------
 Total Liabilities                         259                   680                  229                   259
                                    ----------            ----------            ---------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $180,030              $919,354              $62,693              $241,769
                                    ==========            ==========            =========            ==========

                                                          LORD ABBETT
                               THE HARTFORD SMALLCAP       SMALL CAP           PIMCO TOTAL
                                    GROWTH FUND           BLEND FUND           RETURN FUND
                                  SUB-ACCOUNT (D)       SUB-ACCOUNT (E)      SUB-ACCOUNT (D)
-----------------------------  ---------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                         550                   796                 465
                                     =========             =========             =======
  Cost                                 $17,470               $14,406              $4,884
                                     =========             =========             =======
  Market Value                         $15,202               $12,933              $4,975
 Due from Hartford Life
  Insurance Company                         --                    --                  --
 Receivable from fund shares
  sold                                      12                    20                   7
 Other assets                               --                    --                  --
                                     ---------             ---------             -------
 Total Assets                           15,214                12,953               4,982
                                     ---------             ---------             -------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         12                    20                   7
 Payable for fund shares
  purchased                                 --                    --                  --
 Other liabilities                          --                    --                  --
                                     ---------             ---------             -------
 Total Liabilities                          12                    20                   7
                                     ---------             ---------             -------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $15,202               $12,933              $4,975
                                     =========             =========             =======

(d) Funded as of May 1, 2007.

(e)  Formerly Lord Abbet Small-Cap Blend Fund. Change effective August 15, 2007.

SEPARATE ACCOUNT TWELVE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                     VICTORY                               VAN KAMPEN
                                   DIVERSIFIED         VAN KAMPEN          EQUITY AND
                                   STOCK FUND         COMSTOCK FUND        INCOME FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                       528                1,194                594
                                     =======            =========            =======
  Cost                                $9,942              $23,910             $5,598
                                     =======            =========            =======
  Market Value                        $9,382              $20,870             $5,255
 Due from Hartford Life
  Insurance Company                       --                   --                 --
 Receivable from fund shares
  sold                                    11                   27                  9
 Other assets                             --                   --                 --
                                     -------            ---------            -------
 Total Assets                          9,393               20,897              5,264
                                     -------            ---------            -------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       11                   27                  9
 Payable for fund shares
  purchased                               --                   --                 --
 Other liabilities                        --                   --                 --
                                     -------            ---------            -------
 Total Liabilities                        11                   27                  9
                                     -------            ---------            -------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                         $9,382              $20,870             $5,255
                                     =======            =========            =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT TWELVE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                                            UNITS          MINIMUM           MAXIMUM
                                                                          OWNED BY        UNIT FAIR         UNIT FAIR   CONTRACT
                                                                        PARTICIPANTS       VALUE #           VALUE #    LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
DEFERRED ANNUITY CONTRACTS IN THE ACCUMULATION PERIOD
 (BY SUB-ACCOUNT):
LifePath 2010 Portfolio -- Class R                                           3,192        $10.959588  to    $10.959588    $34,984
LifePath 2020 Portfolio -- Class R                                          31,742         10.950590  to     10.950590    347,589
LifePath 2030 Portfolio -- Class R                                          28,484         10.940486  to     10.940486    311,630
LifePath 2040 Portfolio -- Class R                                          25,824         10.934802  to     10.934802    282,376
LifePath Retirement Portfolio -- Class R                                    13,532         10.951357  to     10.951357    148,197
Calvert Social Investment Fund Equity Portfolio -- Class A                     120         11.495208  to     11.495208      1,374
The Hartford Dividend and Growth Fund -- Class A                            28,210         14.834595  to     21.040000    437,554
The Hartford International Opportunities Fund -- Class A                     5,918         13.585230  to     13.585230     80,399
The Hartford Small Company Fund -- Class A                                  14,706         15.937145  to     20.570000    239,654
The Hartford Global Health Fund -- Class A                                  18,484         13.548714  to     17.180000    253,203
The Hartford Growth Fund -- Class A                                            655         11.507881  to     11.507881      7,542
The Hartford Growth Opportunities Fund -- Class A                            5,956         13.018286  to     13.018286     77,539
The Hartford Capital Appreciation Fund -- Class A                           32,516         17.211636  to     40.450000    598,435
The Hartford Global Technology Fund -- Class A                              13,706          6.640000  to     13.782504    180,030
The Hartford Advisers Fund -- Class A                                       71,671         12.773345  to     15.820000    919,354
The Hartford Money Market Fund -- Class A                                   18,453          1.000000  to     10.977253     62,693
The Hartford Stock Fund -- Class A                                          17,957         13.326223  to     22.940000    241,769
The Hartford SmallCap Growth Fund -- Class A                                 1,596          9.523728  to      9.523728     15,202
Lord Abbett Small Cap Blend Fund -- Class A                                  1,230         10.511431  to     10.511431     12,933
PIMCO Total Return Fund -- Class A                                             443         11.241493  to     11.241493      4,975
Victory Diversified Stock Fund -- Class A                                      797         11.774052  to     11.774052      9,382
Van Kampen Comstock Fund -- Class A                                          1,940         10.755462  to     10.755462     20,870
Van Kampen Equity and Income Fund -- Class A                                   471         11.167670  to     11.167670      5,255

#  Rounded unit values

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT TWELVE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------


                                     LIFEPATH            LIFEPATH             LIFEPATH
                                  2010 PORTFOLIO      2020 PORTFOLIO       2030 PORTFOLIO
                                 SUB-ACCOUNT (A)        SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $358               $5,094               $4,911
                                     --------            ---------            ---------
EXPENSE:
 Program and administrative
  charges                                 (23)                (665)                (869)
                                     --------            ---------            ---------
  Net investment income (loss)            335                4,429                4,042
                                     --------            ---------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    --                  305                  (15)
 Net realized gain on
  distributions                           815               13,087               15,151
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (1,257)             (17,470)             (27,968)
                                     --------            ---------            ---------
  Net gain (loss) on
   investments                           (442)              (4,078)             (12,832)
                                     --------            ---------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                           $(107)                $351              $(8,790)
                                     ========            =========            =========

(a)  Funded as of May 14, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                          LIFEPATH           CALVERT SOCIAL        THE HARTFORD
                                    LIFEPATH             RETIREMENT         INVESTMENT FUND        DIVIDEND AND
                                 2040 PORTFOLIO          PORTFOLIO          EQUITY PORTFOLIO        GROWTH FUND
                                   SUB-ACCOUNT        SUB-ACCOUNT (A)       SUB-ACCOUNT (B)         SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $3,700               $2,612                $ --                  $5,080
                                    ---------             --------                ----               ---------
EXPENSE:
 Program and administrative
  charges                                (940)                (307)                 (4)                 (1,479)
                                    ---------             --------                ----               ---------
  Net investment income
   (loss)                               2,760                2,305                  (4)                  3,601
                                    ---------             --------                ----               ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   223                   46                  (1)                    (16)
 Net realized gain on
  distributions                         9,129                3,482                  82                  22,868
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (20,451)              (3,697)                 (3)                 (5,797)
                                    ---------             --------                ----               ---------
  Net gain (loss) on
   investments                        (11,099)                (169)                 78                  17,055
                                    ---------             --------                ----               ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(8,339)              $2,136                 $74                 $20,656
                                    =========             ========                ====               =========

                                  THE HARTFORD
                                  INTERNATIONAL
                                  OPPORTUNITIES     THE HARTFORD SMALL   THE HARTFORD GLOBAL
                                      FUND             COMPANY FUND          HEALTH FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $271                 $ --                 $ --
                                    ---------            ---------            ---------
EXPENSE:
 Program and administrative
  charges                                (205)                (871)                (925)
                                    ---------            ---------            ---------
  Net investment income
   (loss)                                  66                 (871)                (925)
                                    ---------            ---------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    --                   94                   57
 Net realized gain on
  distributions                        11,804               25,425               16,686
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (1,488)              (6,658)              (9,050)
                                    ---------            ---------            ---------
  Net gain (loss) on
   investments                         10,316               18,861                7,693
                                    ---------            ---------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $10,382              $17,990               $6,768
                                    =========            =========            =========

(a)  Funded as of May 14, 2007.

(b) Funded as of May 10, 2007.

SEPARATE ACCOUNT TWELVE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                    THE HARTFORD GROWTH
                                   THE HARTFORD        OPPORTUNITIES      THE HARTFORD CAPITAL
                                   GROWTH FUND             FUND            APPRECIATION FUND
                                 SUB-ACCOUNT (C)        SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $ --                 $ --                   $ --
                                      ------              -------              ---------
EXPENSE:
 Program and administrative
  charges                                (16)                (146)                (1,958)
                                      ------              -------              ---------
  Net investment income (loss)           (16)                (146)                (1,958)
                                      ------              -------              ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    1                   11                    (47)
 Net realized gain on
  distributions                          552                6,251                 47,847
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (130)                (907)                17,922
                                      ------              -------              ---------
  Net gain (loss) on
   investments                           423                5,355                 65,722
                                      ------              -------              ---------
  Net increase (decrease) in
   net assets resulting from
   operations                           $407               $5,209                $63,764
                                      ======              =======              =========

(c)  Funded as of June 4, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                           THE HARTFORD
                               THE HARTFORD GLOBAL     THE HARTFORD        MONEY MARKET        THE HARTFORD
                                 TECHNOLOGY FUND       ADVISERS FUND           FUND             STOCK FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $ --              $14,708             $2,200                $287
                                    ---------            ---------            -------            --------
EXPENSE:
 Program and administrative
  charges                                (683)              (4,013)              (188)             (1,047)
                                    ---------            ---------            -------            --------
  Net investment income
   (loss)                                (683)              10,695              2,012                (760)
                                    ---------            ---------            -------            --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   346                   43                 --                  34
 Net realized gain on
  distributions                            --               99,580                 --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          15,375              (70,259)                --               7,962
                                    ---------            ---------            -------            --------
  Net gain (loss) on
   investments                         15,721               29,364                 --               7,996
                                    ---------            ---------            -------            --------
  Net increase (decrease) in
   net assets resulting from
   operations                         $15,038              $40,059             $2,012              $7,236
                                    =========            =========            =======            ========

                                                           LORD ABBETT
                               THE HARTFORD SMALLCAP        SMALL CAP           PIMCO TOTAL
                                    GROWTH FUND            BLEND FUND           RETURN FUND
                                  SUB-ACCOUNT (D)        SUB-ACCOUNT (E)      SUB-ACCOUNT (D)
-----------------------------  ----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $ --                  $ --                 $82
                                      --------              --------               -----
EXPENSE:
 Program and administrative
  charges                                  (38)                  (30)                 (8)
                                      --------              --------               -----
  Net investment income
   (loss)                                  (38)                  (30)                 74
                                      --------              --------               -----
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                     --                    13                  --
 Net realized gain on
  distributions                          1,589                 1,367                  31
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (2,268)               (1,407)                 91
                                      --------              --------               -----
  Net gain (loss) on
   investments                            (679)                  (27)                122
                                      --------              --------               -----
  Net increase (decrease) in
   net assets resulting from
   operations                            $(717)                 $(57)               $196
                                      ========              ========               =====

(d) Funded as of May 1, 2007.

(e)  Formerly Lord Abbet Small-Cap Blend Fund. Change effective August 15, 2007.

SEPARATE ACCOUNT TWELVE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                    VICTORY                              VAN KAMPEN
                                  DIVERSIFIED         VAN KAMPEN         EQUITY AND
                                   STOCK FUND       COMSTOCK FUND       INCOME FUND
                                  SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
--------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $56                $326              $101
                                     ------            --------            ------
EXPENSE:
 Program and administrative
  charges                               (29)                (77)              (18)
                                     ------            --------            ------
  Net investment income (loss)           27                 249                83
                                     ------            --------            ------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (3)                 34                --
 Net realized gain on
  distributions                         839               1,109               188
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (521)             (3,063)             (338)
                                     ------            --------            ------
  Net gain (loss) on
   investments                          315              (1,920)             (150)
                                     ------            --------            ------
  Net increase (decrease) in
   net assets resulting from
   operations                          $342             $(1,671)             $(67)
                                     ======            ========            ======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                      [This page intentionally left blank]

SEPARATE ACCOUNT TWELVE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------


                                     LIFEPATH              LIFEPATH              LIFEPATH
                                  2010 PORTFOLIO        2020 PORTFOLIO        2030 PORTFOLIO
                                  SUB-ACCOUNT (A)        SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $335                $4,429                $4,042
 Net realized gain (loss) on
  security transactions                     --                   305                   (15)
 Net realized gain on
  distributions                            815                13,087                15,151
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (1,257)              (17,470)              (27,968)
                                     ---------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              (107)                  351                (8,790)
                                     ---------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                              29,052               373,353               345,179
 Net transfers                           6,122               (18,399)                1,082
 Surrenders for benefit
  payments and fees                        (83)              (12,786)              (26,527)
                                     ---------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     35,091               342,168               319,734
                                     ---------            ----------            ----------
 Net increase (decrease) in
  net assets                            34,984               342,519               310,944
NET ASSETS:
 Beginning of year                          --                 5,070                   686
                                     ---------            ----------            ----------
 End of year                           $34,984              $347,589              $311,630
                                     =========            ==========            ==========

(a)  Funded as of May 14, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                           LIFEPATH          CALVERT SOCIAL         THE HARTFORD
                                     LIFEPATH             RETIREMENT         INVESTMENT FUND        DIVIDEND AND
                                  2040 PORTFOLIO          PORTFOLIO         EQUITY PORTFOLIO        GROWTH FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT (A)       SUB-ACCOUNT (B)        SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $2,760                $2,305                 $(4)                $3,601
 Net realized gain (loss) on
  security transactions                    223                    46                  (1)                   (16)
 Net realized gain on
  distributions                          9,129                 3,482                  82                 22,868
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (20,451)               (3,697)                 (3)                (5,797)
                                    ----------            ----------             -------             ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            (8,339)                2,136                  74                 20,656
                                    ----------            ----------             -------             ----------
UNIT TRANSACTIONS:
 Purchases                             249,035               156,628               1,306                141,830
 Net transfers                         (24,516)                  536                  --                 30,147
 Surrenders for benefit
  payments and fees                     (3,633)              (11,103)                 (6)                (7,233)
                                    ----------            ----------             -------             ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    220,886               146,061               1,300                164,744
                                    ----------            ----------             -------             ----------
 Net increase (decrease) in
  net assets                           212,547               148,197               1,374                185,400
NET ASSETS:
 Beginning of year                      69,829                    --                  --                252,154
                                    ----------            ----------             -------             ----------
 End of year                          $282,376              $148,197              $1,374               $437,554
                                    ==========            ==========             =======             ==========

                                  THE HARTFORD
                                  INTERNATIONAL
                                  OPPORTUNITIES      THE HARTFORD SMALL   THE HARTFORD GLOBAL
                                      FUND              COMPANY FUND          HEALTH FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $66                 $(871)                $(925)
 Net realized gain (loss) on
  security transactions                    --                    94                    57
 Net realized gain on
  distributions                        11,804                25,425                16,686
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (1,488)               (6,658)               (9,050)
                                    ---------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                           10,382                17,990                 6,768
                                    ---------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                             45,198                73,131               101,496
 Net transfers                         21,420                   105                 9,531
 Surrenders for benefit
  payments and fees                    (1,890)               (4,454)               (4,204)
                                    ---------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    64,728                68,782               106,823
                                    ---------            ----------            ----------
 Net increase (decrease) in
  net assets                           75,110                86,772               113,591
NET ASSETS:
 Beginning of year                      5,289               152,882               139,612
                                    ---------            ----------            ----------
 End of year                          $80,399              $239,654              $253,203
                                    =========            ==========            ==========

(a)  Funded as of May 14, 2007.

(b) Funded as of May 10, 2007.

SEPARATE ACCOUNT TWELVE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                      THE HARTFORD GROWTH
                                   THE HARTFORD          OPPORTUNITIES       THE HARTFORD CAPITAL
                                    GROWTH FUND              FUND             APPRECIATION FUND
                                  SUB-ACCOUNT (C)         SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(16)                 $(146)                $(1,958)
 Net realized gain (loss) on
  security transactions                     1                     11                     (47)
 Net realized gain on
  distributions                           552                  6,251                  47,847
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (130)                  (907)                 17,922
                                      -------              ---------              ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              407                  5,209                  63,764
                                      -------              ---------              ----------
UNIT TRANSACTIONS:
 Purchases                                 --                 52,097                 195,232
 Net transfers                          7,159                 17,491                  50,086
 Surrenders for benefit
  payments and fees                       (24)                (1,760)                 (9,899)
                                      -------              ---------              ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     7,135                 67,828                 235,419
                                      -------              ---------              ----------
 Net increase (decrease) in
  net assets                            7,542                 73,037                 299,183
NET ASSETS:
 Beginning of year                         --                  4,502                 299,252
                                      -------              ---------              ----------
 End of year                           $7,542                $77,539                $598,435
                                      =======              =========              ==========

(c)  Funded as of June 4, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                              THE HARTFORD
                               THE HARTFORD GLOBAL       THE HARTFORD         MONEY MARKET          THE HARTFORD
                                 TECHNOLOGY FUND        ADVISERS FUND             FUND               STOCK FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(683)              $10,695               $2,012                 $(760)
 Net realized gain (loss) on
  security transactions                    346                    43                   --                    34
 Net realized gain on
  distributions                             --                99,580                   --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           15,375               (70,259)                  --                 7,962
                                    ----------            ----------            ---------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            15,038                40,059                2,012                 7,236
                                    ----------            ----------            ---------            ----------
UNIT TRANSACTIONS:
 Purchases                              65,241               240,039               29,791                75,528
 Net transfers                           3,571                 5,121                 (391)               (5,053)
 Surrenders for benefit
  payments and fees                     (3,857)              (35,729)                (946)               (6,074)
                                    ----------            ----------            ---------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     64,955               209,431               28,454                64,401
                                    ----------            ----------            ---------            ----------
 Net increase (decrease) in
  net assets                            79,993               249,490               30,466                71,637
NET ASSETS:
 Beginning of year                     100,037               669,864               32,227               170,132
                                    ----------            ----------            ---------            ----------
 End of year                          $180,030              $919,354              $62,693              $241,769
                                    ==========            ==========            =========            ==========

                                                           LORD ABBETT
                               THE HARTFORD SMALLCAP        SMALL CAP            PIMCO TOTAL
                                    GROWTH FUND            BLEND FUND            RETURN FUND
                                  SUB-ACCOUNT (D)        SUB-ACCOUNT (E)       SUB-ACCOUNT (D)
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(38)                  $(30)                 $74
 Net realized gain (loss) on
  security transactions                     --                     13                   --
 Net realized gain on
  distributions                          1,589                  1,367                   31
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (2,268)                (1,407)                  91
                                     ---------              ---------              -------
 Net increase (decrease) in
  net assets resulting from
  operations                              (717)                   (57)                 196
                                     ---------              ---------              -------
UNIT TRANSACTIONS:
 Purchases                              12,553                  5,809                4,422
 Net transfers                           3,394                  5,864                  371
 Surrenders for benefit
  payments and fees                        (28)                  (196)                 (14)
                                     ---------              ---------              -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     15,919                 11,477                4,779
                                     ---------              ---------              -------
 Net increase (decrease) in
  net assets                            15,202                 11,420                4,975
NET ASSETS:
 Beginning of year                          --                  1,513                   --
                                     ---------              ---------              -------
 End of year                           $15,202                $12,933               $4,975
                                     =========              =========              =======

(d) Funded as of May 1, 2007.

(e)  Formerly Lord Abbet Small-Cap Blend Fund. Change effective August 15, 2007.

SEPARATE ACCOUNT TWELVE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                     VICTORY                               VAN KAMPEN
                                   DIVERSIFIED         VAN KAMPEN          EQUITY AND
                                   STOCK FUND         COMSTOCK FUND        INCOME FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $27                 $249                $83
 Net realized gain (loss) on
  security transactions                   (3)                  34                 --
 Net realized gain on
  distributions                          839                1,109                188
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (521)              (3,063)              (338)
                                     -------            ---------            -------
 Net increase (decrease) in
  net assets resulting from
  operations                             342               (1,671)               (67)
                                     -------            ---------            -------
UNIT TRANSACTIONS:
 Purchases                             2,939               14,233              2,612
 Net transfers                         2,884                3,859              1,506
 Surrenders for benefit
  payments and fees                     (151)                (132)               (28)
                                     -------            ---------            -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    5,672               17,960              4,090
                                     -------            ---------            -------
 Net increase (decrease) in
  net assets                           6,014               16,289              4,023
NET ASSETS:
 Beginning of year                     3,368                4,581              1,232
                                     -------            ---------            -------
 End of year                          $9,382              $20,870             $5,255
                                     =======            =========            =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                      [This page intentionally left blank]

SEPARATE ACCOUNT TWELVE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------


                                     LIFEPATH             LIFEPATH             LIFEPATH
                                  2020 PORTFOLIO       2030 PORTFOLIO       2040 PORTFOLIO
                                  SUB-ACCOUNT (A)      SUB-ACCOUNT (B)      SUB-ACCOUNT (B)
---------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $42                  $5                   $542
 Net realized gain (loss) on
  security transactions                    --                  --                    (42)
 Net realized gain on
  distributions                            --                  15                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              99                   3                  2,081
                                      -------               -----              ---------
 Net increase (decrease) in
  net assets resulting from
  operations                              141                  23                  2,581
                                      -------               -----              ---------
UNIT TRANSACTIONS:
 Purchases                                 --                  --                     --
 Net transfers                          4,936                 665                 67,357
 Surrenders for benefit
  payments and fees                        (7)                 (2)                  (109)
                                      -------               -----              ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     4,929                 663                 67,248
                                      -------               -----              ---------
 Net increase (decrease) in
  net assets                            5,070                 686                 69,829
NET ASSETS:
 Beginning of year                         --                  --                     --
                                      -------               -----              ---------
 End of year                           $5,070                $686                $69,829
                                      =======               =====              =========

(a)  From Inception July 24, 2006 to December 31, 2006.

(b) From Inception April 30, 2006 to December 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                        THE HARTFORD
                                   THE HARTFORD         INTERNATIONAL         THE HARTFORD          THE HARTFORD
                                   DIVIDEND AND         OPPORTUNITIES        SMALL COMPANY         GLOBAL HEALTH
                                   GROWTH FUND              FUND                  FUND                  FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT (B)        SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $1,900                  $8                  $(530)                $(447)
 Net realized gain (loss) on
  security transactions                     13                  --                     25                    16
 Net realized gain on
  distributions                         14,461                  64                 11,994                 4,916
 Net unrealized appreciation
  (depreciation) of
  investments during the year           17,751                 156                  3,837                 5,777
                                    ----------             -------             ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            34,125                 228                 15,326                10,262
                                    ----------             -------             ----------            ----------
UNIT TRANSACTIONS:
 Purchases                             107,186                  --                 41,595                75,027
 Net transfers                            (965)              5,069                  2,043                   617
 Surrenders for benefit
  payments and fees                     (3,948)                 (8)                (2,732)               (2,140)
                                    ----------             -------             ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    102,273               5,061                 40,906                73,504
                                    ----------             -------             ----------            ----------
 Net increase (decrease) in
  net assets                           136,398               5,289                 56,232                83,766
NET ASSETS:
 Beginning of year                     115,756                  --                 96,650                55,846
                                    ----------             -------             ----------            ----------
 End of year                          $252,154              $5,289               $152,882              $139,612
                                    ==========             =======             ==========            ==========

                                  THE HARTFORD          THE HARTFORD          THE HARTFORD
                                     GROWTH               CAPITAL                GLOBAL
                                  OPPORTUNITIES         APPRECIATION           TECHNOLOGY
                                      FUND                  FUND                  FUND
                                 SUB-ACCOUNT (B)        SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(3)                  $160                 $(345)
 Net realized gain (loss) on
  security transactions                   --                   (126)                   12
 Net realized gain on
  distributions                          104                 20,397                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             14                 10,317                 7,217
                                     -------             ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             115                 30,748                 6,884
                                     -------             ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                --                133,679                50,733
 Net transfers                         4,394                 16,134                   364
 Surrenders for benefit
  payments and fees                       (7)                (4,202)               (1,767)
                                     -------             ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    4,387                145,611                49,330
                                     -------             ----------            ----------
 Net increase (decrease) in
  net assets                           4,502                176,359                56,214
NET ASSETS:
 Beginning of year                        --                122,893                43,823
                                     -------             ----------            ----------
 End of year                          $4,502               $299,252              $100,037
                                     =======             ==========            ==========

(b) From Inception April 30, 2006 to December 31, 2006.

SEPARATE ACCOUNT TWELVE

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                         THE HARTFORD
                                    THE HARTFORD         MONEY MARKET
                                   ADVISERS FUND             FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $8,114                 $997
 Net realized gain (loss) on
  security transactions                     539                   --
 Net realized gain on
  distributions                           3,575                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            40,107                   --
                                     ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             52,335                  997
                                     ----------            ---------
UNIT TRANSACTIONS:
 Purchases                              306,860               12,012
 Net transfers                           (8,626)               2,285
 Surrenders for benefit
  payments and fees                     (14,773)                (717)
                                     ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     283,461               13,580
                                     ----------            ---------
 Net increase (decrease) in
  net assets                            335,796               14,577
NET ASSETS:
 Beginning of year                      334,068               17,650
                                     ----------            ---------
 End of year                           $669,864              $32,227
                                     ==========            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                         LORD ABBETT            VICTORY
                                   THE HARTFORD           SMALL-CAP           DIVERSIFIED
                                    STOCK FUND           BLEND FUND           STOCK FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT (B)      SUB-ACCOUNT (B)
---------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $118                 $(1)                  $1
 Net realized gain (loss) on
  security transactions                     35                  --                   --
 Net realized gain on
  distributions                             --                  73                  201
 Net unrealized appreciation
  (depreciation) of
  investments during the year           16,914                 (66)                 (38)
                                    ----------             -------              -------
 Net increase (decrease) in
  net assets resulting from
  operations                            17,067                   6                  164
                                    ----------             -------              -------
UNIT TRANSACTIONS:
 Purchases                              78,367                  --                   --
 Net transfers                           2,525               1,510                3,210
 Surrenders for benefit
  payments and fees                     (3,307)                 (3)                  (6)
                                    ----------             -------              -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     77,585               1,507                3,204
                                    ----------             -------              -------
 Net increase (decrease) in
  net assets                            94,652               1,513                3,368
NET ASSETS:
 Beginning of year                      75,480                  --                   --
                                    ----------             -------              -------
 End of year                          $170,132              $1,513               $3,368
                                    ==========             =======              =======

                                                        VAN KAMPEN
                                   VAN KAMPEN           EQUITY AND
                                  COMSTOCK FUND         INCOME FUND
                                 SUB-ACCOUNT (B)      SUB-ACCOUNT (B)
-----------------------------  ----------------------------------------
OPERATIONS:
 Net investment income (loss)            $11                   $6
 Net realized gain (loss) on
  security transactions                   --                   --
 Net realized gain on
  distributions                           68                   37
 Net unrealized appreciation
  (depreciation) of
  investments during the year             23                   (5)
                                     -------              -------
 Net increase (decrease) in
  net assets resulting from
  operations                             102                   38
                                     -------              -------
UNIT TRANSACTIONS:
 Purchases                                --                   --
 Net transfers                         4,485                1,197
 Surrenders for benefit
  payments and fees                       (6)                  (3)
                                     -------              -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    4,479                1,194
                                     -------              -------
 Net increase (decrease) in
  net assets                           4,581                1,232
NET ASSETS:
 Beginning of year                        --                   --
                                     -------              -------
 End of year                          $4,581               $1,232
                                     =======              =======

(b) From Inception April 30, 2006 to December 31, 2006.

SEPARATE ACCOUNT TWELVE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

-------------------------------------------------------------------------------

1.     ORGANIZATION:

    Separate Account Twelve (the "Account") is a separate investment account within Hartford Life Insurance Company (the "Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Separate Account Twelve was established on September 15, 2003, with the first contract owner entering into the Account on May 17, 2005. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by group variable funding agreement contract owners of the Company in various mutual funds (the "Funds") as directed by the contract owners.

    The Account invests in the following sub-accounts (collectively, the "Sub-Accounts"): the LifePath 2010 Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio, LifePath Retirement Portfolio, Calvert Social Investment Fund Equity Portfolio, The Hartford Dividend and Growth Fund, The Hartford International Opportunities Fund, The Hartford Small Company Fund, The Hartford Global Health Fund, The Hartford Growth Fund, The Hartford Growth Opportunities Fund, The Hartford Capital Appreciation Fund, The Hartford Global Technology Fund, The Hartford Advisers Fund, The Hartford Money Market Fund, The Hartford Stock Fund, The Hartford SmallCap Growth Fund, Lord Abbett Small Cap Blend Fund, PIMCO Total Return Fund, Victory Diversified Stock Fund, Van Kampen Comstock Fund, and Van Kampen Equity and Income Fund.

2.     SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America:

       a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the last in first out method. Dividend and net realized gain on distributions income is accrued as of the ex-dividend date. Net realized gain on distributions income represents those dividends from the Funds which are characterized as capital gains under tax regulations.

       b) SECURITY VALUATION -- The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 2007.

       c) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

       d) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

       e) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

       f) FAIR VALUE MEASUREMENTS -- In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"). This statement defines fair value, establishes a framework for measuring fair value under accounting principles generally accepted in the United States, and enhances disclosures about fair value measurements. The definition focuses on the price that would be received to sell the asset or paid to transfer the liability (an exit price), not the price that would be paid to acquire the asset or received to assume the liability (an entry price). SFAS 157 provides guidance on how to measure fair value when required under existing accounting standards. SFAS 157 is effective for fiscal years beginning after November 15, 2007, with earlier application encouraged only in the initial quarter of an entity's fiscal year. The Account will adopt SFAS 157 on January 1, 2008. Adoption of this statement is not expected to have a material impact on the Account's financial statements.

       g) ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES, AN INTERPRETATION OF FASB STATEMENT NO. 109 -- In July 2006, the FASB released "Accounting for Uncertainty in Income Taxes" ("FIN 48") to clarify accounting for income taxes recognized in the financial statements in accordance with FASB 109, "Accounting for Income Taxes." FIN 48 is effective for fiscal years beginning after December 15, 2006 and prescribes a comprehensive

-------------------------------------------------------------------------------

       model for how an entity should recognize, measure, present and disclose in its financial statements uncertain tax positions that the entity has taken or expect to take on a tax return. Upon adoption, as of the first quarter of 2007, FIN 48 did not have an effect on the Account's financial condition.

3.     ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    Certain amounts are deducted from the contracts, as described below:

       a) PROGRAM AND ADMINISTRATIVE CHARGES -- The Company will make deductions at a maximum annual rate of 0.50% of the contract's value for the administrative services that the Company provides. These expenses are included in program and administrative charges in the accompanying statements of operation.

       b) TAX EXPENSE CHARGE -- If applicable, the Company will make deductions at a maximum rate of 3.5% of the contract's value to meet premium tax requirements. An additional tax charge based on a percentage of the contract's value may be assessed on partial withdrawals or surrenders. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

       c) ANNUAL MAINTENANCE FEE -- An annual maintenance fee in the amount up to $30 may be deducted from the contract's value each contract year. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

4.     PURCHASES AND SALES OF INVESTMENTS:

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2007 were as follows:

                                                        PURCHASES     PROCEEDS
SUB-ACCOUNT                                              AT COST     FROM SALES
--------------------------------------------------------------------------------
LifePath 2010 Portfolio                                     $36,648         $407
LifePath 2020 Portfolio                                     393,123       33,439
LifePath 2030 Portfolio                                     369,503       30,577
LifePath 2040 Portfolio                                     269,709       36,935
LifePath Retirement Portfolio                               163,460       11,612
Calvert Social Investment Fund Equity Portfolio               1,388           10
The Hartford Dividend and Growth Fund                       198,100        6,886
The Hartford International Opportunities Fund                79,079        2,481
The Hartford Small Company Fund                             101,462        8,127
The Hartford Global Health Fund                             135,013       12,431
The Hartford Growth Fund                                      7,761           90
The Hartford Growth Opportunities Fund                       76,765        2,832
The Hartford Capital Appreciation Fund                      295,468       14,162
The Hartford Global Technology Fund                          79,099       14,827
The Hartford Advisers Fund                                  348,457       28,750
The Hartford Money Market Fund                               44,106       13,638
The Hartford Stock Fund                                      76,261       12,619
The Hartford SmallCap Growth Fund                            17,535           65
Lord Abbett Small Cap Blend Fund                             13,623          809
PIMCO Total Return Fund                                       4,925           41
Victory Diversified Stock Fund                                6,817          278
Van Kampen Comstock Fund                                     22,788        3,470
Van Kampen Equity and Income Fund                             4,407           46
                                                      -------------  -----------
                                                         $2,745,497     $234,532
                                                      =============  ===========

SEPARATE ACCOUNT TWELVE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

5.     CHANGES IN UNITS OUTSTANDING:

    The changes in units outstanding for the year ended December 31, 2007 were as follows:

                                                     UNITS       UNITS        NET INCREASE
SUB-ACCOUNT                                         ISSUED      REDEEMED       (DECREASE)
--------------------------------------------------------------------------------------------
LifePath 2010 Portfolio                               3,282          90            3,192
LifePath 2020 Portfolio                              34,569       3,302           31,267
LifePath 2030 Portfolio                              31,196       2,776           28,420
LifePath 2040 Portfolio                              22,855       3,498           19,357
LifePath Retirement Portfolio                        14,624       1,092           13,532
Calvert Social Investment Fund Equity Portfolio         121           1              120
The Hartford Dividend and Growth Fund                12,011         791           11,220
The Hartford International Opportunities Fund         5,774         346            5,428
The Hartford Small Company Fund                       5,127         609            4,518
The Hartford Global Health Fund                       9,039       1,142            7,897
The Hartford Growth Fund                                662           7              655
The Hartford Growth Opportunities Fund                5,757         242            5,515
The Hartford Capital Appreciation Fund               15,636       1,210           14,426
The Hartford Global Technology Fund                   6,393       1,398            4,995
The Hartford Advisers Fund                           19,733       3,013           16,720
The Hartford Money Market Fund                        5,445       2,202            3,243
The Hartford Stock Fund                               5,933       1,199            4,734
The Hartford SmallCap Growth Fund                     1,599           3            1,596
Lord Abbett Small Cap Blend Fund                      1,150          77            1,073
PIMCO Total Return Fund                                 446           3              443
Victory Diversified Stock Fund                          504          21              483
Van Kampen Comstock Fund                              1,817         293            1,524
Van Kampen Equity and Income Fund                       360           2              358

    The changes in units outstanding for the year ended December 31, 2006 were as follows:

                                                     UNITS        UNITS          NET INCREASE
SUB-ACCOUNT                                         ISSUED       REDEEMED         (DECREASE)
------------------------------------------------------------------------------------------------
LifePath 2020 Portfolio                                 476            1                475
LifePath 2030 Portfolio                                  64           --                 64
LifePath 2040 Portfolio                               7,802        1,335              6,467
The Hartford Dividend and Growth Fund                 8,799          562              8,237
The Hartford International Opportunites Fund            491            1                490
The Hartford Small Company Fund                       3,241          227              3,014
The Hartford Global Health Fund                       6,318          267              6,051
The Hartford Growth Opportunities Fund                  442            1                441
The Hartford Capital Appreciation Fund               11,076          724             10,352
The Hartford Global Technology Fund                   4,582          211              4,371
The Hartford Advisers Fund                           30,711        5,889             24,822
The Hartford Money Market Fund                        1,997           99              1,898
The Hartford Stock Fund                               7,057          541              6,516
Lord Abbett Small-Cap Blend Fund                        157           --                157
Victory Diversified Stock Fund                          315            1                314
Van Kampen Comstock Fund                                417            1                416
Van Kampen Equity and Income Fund                       113           --                113

-------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS

    The following is a summary of units, unit fair value, contract owners' equity, expense ratios, investment income ratios, and total return showing the minimum and maximum contract charges for which a series of each Sub-Account has outstanding units.

                                               UNIT            CONTRACT
SUB-ACCOUNT                        UNITS   FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------
LIFEPATH 2010 PORTFOLIO
 2007  Lowest contract charges      3,192    $10.959588          $34,984
    Highest contract charges           --            --               --
    Remaining contract charges         --            --               --
LIFEPATH 2020 PORTFOLIO
 2007  Lowest contract charges     31,742     10.950590          347,589
    Highest contract charges           --            --               --
    Remaining contract charges         --            --               --
 2006  Lowest contract charges        475     10.678724            5,070
    Highest contract charges           --            --               --
    Remaining contract charges         --            --               --
LIFEPATH 2030 PORTFOLIO
 2007  Lowest contract charges     28,484     10.940486          311,630
    Highest contract charges           --            --               --
    Remaining contract charges         --            --               --
 2006  Lowest contract charges         64     10.739723              686
    Highest contract charges           --            --               --
    Remaining contract charges         --            --               --
LIFEPATH 2040 PORTFOLIO
 2007  Lowest contract charges     25,824     10.934802          282,376
    Highest contract charges           --            --               --
    Remaining contract charges         --            --               --
 2006  Lowest contract charges      6,467     10.797981           69,829
    Highest contract charges           --            --               --
    Remaining contract charges         --            --               --
LIFEPATH RETIREMENT PORTFOLIO
 2007  Lowest contract charges     13,532     10.951357          148,197
    Highest contract charges           --            --               --
    Remaining contract charges         --            --               --
CALVERT SOCIAL INVESTMENT FUND
 EQUITY PORTFOLIO
 2007  Lowest contract charges        120     11.495208            1,374
    Highest contract charges           --            --               --
    Remaining contract charges         --            --               --

                                                     INVESTMENT
                                      EXPENSE          INCOME            TOTAL
SUB-ACCOUNT                           RATIO*           RATIO**         RETURN***
--------------------------------  --------------------------------------------------
LIFEPATH 2010 PORTFOLIO
 2007  Lowest contract charges          0.49%            7.52%             3.40%
    Highest contract charges              --               --                --
    Remaining contract charges            --               --                --
LIFEPATH 2020 PORTFOLIO
 2007  Lowest contract charges          0.50%            3.79%             2.55%
    Highest contract charges              --               --                --
    Remaining contract charges            --               --                --
 2006  Lowest contract charges          0.34%            3.28%             9.80%
    Highest contract charges              --               --                --
    Remaining contract charges            --               --                --
LIFEPATH 2030 PORTFOLIO
 2007  Lowest contract charges          0.49%            2.78%             1.87%
    Highest contract charges              --               --                --
    Remaining contract charges            --               --                --
 2006  Lowest contract charges          0.37%            3.01%             7.40%
    Highest contract charges              --               --                --
    Remaining contract charges            --               --                --
LIFEPATH 2040 PORTFOLIO
 2007  Lowest contract charges          0.50%            1.95%             1.27%
    Highest contract charges              --               --                --
    Remaining contract charges            --               --                --
 2006  Lowest contract charges          0.34%            3.10%             7.98%
    Highest contract charges              --               --                --
    Remaining contract charges            --               --                --
LIFEPATH RETIREMENT PORTFOLIO
 2007  Lowest contract charges          0.50%            4.22%             3.66%
    Highest contract charges              --               --                --
    Remaining contract charges            --               --                --
CALVERT SOCIAL INVESTMENT FUND
 EQUITY PORTFOLIO
 2007  Lowest contract charges          0.52%              --              9.39%
    Highest contract charges              --               --                --
    Remaining contract charges            --               --                --

SEPARATE ACCOUNT TWELVE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                               UNIT            CONTRACT
SUB-ACCOUNT                        UNITS   FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------
THE HARTFORD DIVIDEND AND GROWTH
 FUND
 2007  Lowest contract charges      3,074    $21.040000          $64,678
    Highest contract charges       25,136     14.834595          372,876
    Remaining contract charges         --            --               --
 2006  Lowest contract charges      2,400     20.960000           50,301
    Highest contract charges       14,590     13.834615          201,853
    Remaining contract charges         --            --               --
 2005  Lowest contract charges      1,912     18.940000           36,207
    Highest contract charges        6,841     11.629004           79,549
    Remaining contract charges         --            --               --
THE HARTFORD INTERNATIONAL
 OPPORTUNITIES FUND
 2007  Lowest contract charges      5,918     13.585230           80,399
    Highest contract charges           --            --               --
    Remaining contract charges         --            --               --
 2006  Lowest contract charges        490     10.805332            5,289
    Highest contract charges           --            --               --
    Remaining contract charges         --            --               --
THE HARTFORD SMALL COMPANY FUND
 2007  Lowest contract charges      1,138     20.570000           23,412
    Highest contract charges       13,568     15.937145          216,242
    Remaining contract charges         --            --               --
 2006  Lowest contract charges        958     20.880000           19,993
    Highest contract charges        9,230     14.397683          132,889
    Remaining contract charges         --            --               --
 2005  Lowest contract charges        730     20.070000           14,649
    Highest contract charges        6,444     12.725513           82,001
    Remaining contract charges         --            --               --
THE HARTFORD GLOBAL HEALTH FUND
 2007  Lowest contract charges        760     17.180000           13,062
    Highest contract charges       17,724     13.548714          240,141
    Remaining contract charges         --            --               --
 2006  Lowest contract charges        673     17.500000           11,774
    Highest contract charges        9,914     12.894913          127,838
    Remaining contract charges         --            --               --
 2005  Lowest contract charges        529     16.520000            8,738
    Highest contract charges        4,007     11.755575           47,108
    Remaining contract charges         --            --               --
THE HARTFORD GROWTH FUND
 2007  Lowest contract charges        655     11.507881            7,542
    Highest contract charges           --            --               --
    Remaining contract charges         --            --               --

                                                     INVESTMENT
                                      EXPENSE          INCOME            TOTAL
SUB-ACCOUNT                           RATIO*           RATIO**         RETURN***
--------------------------------  --------------------------------------------------
THE HARTFORD DIVIDEND AND GROWTH
 FUND
 2007  Lowest contract charges            --             1.37%             0.38%
    Highest contract charges            0.50%            1.43%             7.23%
    Remaining contract charges            --               --                --
 2006  Lowest contract charges            --             1.34%            10.67%
    Highest contract charges            0.50%            1.41%            18.97%
    Remaining contract charges            --               --                --
 2005  Lowest contract charges            --             1.68%             0.11%
    Highest contract charges            0.49%            1.51%             4.89%
    Remaining contract charges            --               --                --
THE HARTFORD INTERNATIONAL
 OPPORTUNITIES FUND
 2007  Lowest contract charges          0.50%            0.66%            25.73%
    Highest contract charges              --               --                --
    Remaining contract charges            --               --                --
 2006  Lowest contract charges          0.35%            1.35%             8.05%
    Highest contract charges              --               --                --
    Remaining contract charges            --               --                --
THE HARTFORD SMALL COMPANY FUND
 2007  Lowest contract charges            --               --             (1.49)%
    Highest contract charges            0.50%              --             10.69%
    Remaining contract charges            --               --                --
 2006  Lowest contract charges            --               --              4.04%
    Highest contract charges            0.50%              --             13.14%
    Remaining contract charges            --               --                --
 2005  Lowest contract charges            --               --             20.54%
    Highest contract charges            0.49%              --             19.94%
    Remaining contract charges            --               --                --
THE HARTFORD GLOBAL HEALTH FUND
 2007  Lowest contract charges            --               --             (1.83)%
    Highest contract charges            0.50%              --              5.07%
    Remaining contract charges            --               --                --
 2006  Lowest contract charges            --               --              5.93%
    Highest contract charges            0.50%              --              9.69%
    Remaining contract charges            --               --                --
 2005  Lowest contract charges            --               --              5.22%
    Highest contract charges            0.49%              --             11.32%
    Remaining contract charges            --               --                --
THE HARTFORD GROWTH FUND
 2007  Lowest contract charges          0.50%              --             15.96%
    Highest contract charges              --               --                --
    Remaining contract charges            --               --                --

-------------------------------------------------------------------------------

                                               UNIT            CONTRACT
SUB-ACCOUNT                        UNITS   FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 2007  Lowest contract charges      5,956    $13.018286          $77,539
    Highest contract charges           --            --               --
    Remaining contract charges         --            --               --
 2006  Lowest contract charges        441     10.219167            4,502
    Highest contract charges           --            --               --
    Remaining contract charges         --            --               --
THE HARTFORD CAPITAL
 APPRECIATION FUND
 2007  Lowest contract charges      1,669     40.450000           67,500
    Highest contract charges       30,847     17.211636          530,935
    Remaining contract charges         --            --               --
 2006  Lowest contract charges      1,292     38.030000           49,150
    Highest contract charges       16,798     14.888563          250,102
    Remaining contract charges         --            --               --
 2005  Lowest contract charges      1,001     35.710000           35,739
    Highest contract charges        6,737     12.937486           87,154
    Remaining contract charges         --            --               --
THE HARTFORD GLOBAL TECHNOLOGY
 FUND
 2007  Lowest contract charges      1,243      6.640000            8,256
    Highest contract charges       12,463     13.782504          171,774
    Remaining contract charges         --            --               --
 2006  Lowest contract charges      1,040      5.870000            6,108
    Highest contract charges        7,671     12.245294           93,929
    Remaining contract charges         --            --               --
 2005  Lowest contract charges        814      5.340000            4,349
    Highest contract charges        3,526     11.195516           39,474
    Remaining contract charges         --            --               --
THE HARTFORD ADVISERS FUND
 2007  Lowest contract charges      1,272     15.820000           20,121
    Highest contract charges       70,399     12.773345          899,233
    Remaining contract charges         --            --               --
 2006  Lowest contract charges      1,088     17.060000           18,561
    Highest contract charges       53,863     12.091795          651,303
    Remaining contract charges         --            --               --
 2005  Lowest contract charges        352     15.870000            5,590
    Highest contract charges       29,777     11.031171          328,478
    Remaining contract charges         --            --               --

                                                     INVESTMENT
                                      EXPENSE          INCOME            TOTAL
SUB-ACCOUNT                           RATIO*           RATIO**         RETURN***
--------------------------------  --------------------------------------------------
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 2007  Lowest contract charges          0.50%              --             27.39%
    Highest contract charges              --               --                --
    Remaining contract charges            --               --                --
 2006  Lowest contract charges          0.35%              --              2.19%
    Highest contract charges              --               --                --
    Remaining contract charges            --               --                --
THE HARTFORD CAPITAL
 APPRECIATION FUND
 2007  Lowest contract charges            --               --              6.36%
    Highest contract charges            0.50%              --             15.60%
    Remaining contract charges            --               --                --
 2006  Lowest contract charges            --             0.39%             6.50%
    Highest contract charges            0.50%            0.50%            15.08%
    Remaining contract charges            --               --                --
 2005  Lowest contract charges            --               --              4.60%
    Highest contract charges            0.49%              --             14.53%
    Remaining contract charges            --               --                --
THE HARTFORD GLOBAL TECHNOLOGY
 FUND
 2007  Lowest contract charges            --               --             13.12%
    Highest contract charges            0.50%              --             12.55%
    Remaining contract charges            --               --                --
 2006  Lowest contract charges            --               --              9.93%
    Highest contract charges            0.50%              --              9.38%
    Remaining contract charges            --               --                --
 2005  Lowest contract charges            --               --             10.56%
    Highest contract charges            0.49%              --             10.01%
    Remaining contract charges            --               --                --
THE HARTFORD ADVISERS FUND
 2007  Lowest contract charges            --             1.74%            (7.27)%
    Highest contract charges            0.50%            1.78%             5.64%
    Remaining contract charges            --               --                --
 2006  Lowest contract charges            --             2.02%             7.50%
    Highest contract charges            0.50%            2.00%             9.62%
    Remaining contract charges            --               --                --
 2005  Lowest contract charges            --             2.29%             5.17%
    Highest contract charges            0.50%            1.96%             6.21%
    Remaining contract charges            --               --                --

SEPARATE ACCOUNT TWELVE

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                               UNIT            CONTRACT
SUB-ACCOUNT                        UNITS   FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------
THE HARTFORD MONEY MARKET FUND
 2007  Lowest contract charges     14,019     $1.000000          $14,019
    Highest contract charges        4,434     10.977253           48,674
    Remaining contract charges         --            --               --
 2006  Lowest contract charges     13,431      1.000000           13,431
    Highest contract charges        1,779     10.568531           18,796
    Remaining contract charges         --            --               --
 2005  Lowest contract charges     12,840      1.000000           12,841
    Highest contract charges          472     10.190758            4,809
    Remaining contract charges         --            --               --
THE HARTFORD STOCK FUND
 2007  Lowest contract charges        256     22.940000            5,878
    Highest contract charges       17,701     13.326223          235,891
    Remaining contract charges         --            --               --
 2006  Lowest contract charges        199     21.830000            4,341
    Highest contract charges       13,024     12.729803          165,791
    Remaining contract charges         --            --               --
 2005  Lowest contract charges          3     19.280000               67
    Highest contract charges        6,704     11.249262           75,413
    Remaining contract charges         --            --               --
THE HARTFORD SMALLCAP GROWTH
 FUND
 2007  Lowest contract charges      1,596      9.523728           15,202
    Highest contract charges           --            --               --
    Remaining contract charges         --            --               --
LORD ABBETT SMALL CAP BLEND FUND
 2007  Lowest contract charges      1,230     10.511431           12,933
    Highest contract charges           --            --               --
    Remaining contract charges         --            --               --
 2006  Lowest contract charges        157      9.624211            1,513
    Highest contract charges           --            --               --
    Remaining contract charges         --            --               --
PIMCO TOTAL RETURN FUND
 2007  Lowest contract charges        443     11.241493            4,975
    Highest contract charges           --            --               --
    Remaining contract charges         --            --               --
VICTORY DIVERSIFIED STOCK FUND
 2007  Lowest contract charges        797     11.774052            9,382
    Highest contract charges           --            --               --
    Remaining contract charges         --            --               --
 2006  Lowest contract charges        314     10.721008            3,368
    Highest contract charges           --            --               --
    Remaining contract charges         --            --               --

                                                     INVESTMENT
                                      EXPENSE          INCOME            TOTAL
SUB-ACCOUNT                           RATIO*           RATIO**         RETURN***
--------------------------------  --------------------------------------------------
THE HARTFORD MONEY MARKET FUND
 2007  Lowest contract charges            --             4.28%               --
    Highest contract charges            0.50%            4.26%             3.87%
    Remaining contract charges            --               --                --
 2006  Lowest contract charges            --             4.15%             4.23%
    Highest contract charges            0.50%            4.26%             3.71%
    Remaining contract charges            --               --                --
 2005  Lowest contract charges            --             3.04%             1.80%
    Highest contract charges            0.48%            2.99%             1.87%
    Remaining contract charges            --               --                --
THE HARTFORD STOCK FUND
 2007  Lowest contract charges            --             0.13%             5.09%
    Highest contract charges            0.50%            0.13%             4.69%
    Remaining contract charges            --               --                --
 2006  Lowest contract charges            --             0.68%            13.23%
    Highest contract charges            0.50%            0.58%            13.16%
    Remaining contract charges            --               --                --
 2005  Lowest contract charges            --             0.06%             8.62%
    Highest contract charges            0.49%            0.44%             8.30%
    Remaining contract charges            --               --                --
THE HARTFORD SMALLCAP GROWTH
 FUND
 2007  Lowest contract charges          0.50%              --             (2.84)%
    Highest contract charges              --               --                --
    Remaining contract charges            --               --                --
LORD ABBETT SMALL CAP BLEND FUND
 2007  Lowest contract charges          0.49%              --              9.22%
    Highest contract charges              --               --                --
    Remaining contract charges            --               --                --
 2006  Lowest contract charges          0.32%              --             (3.76)%
    Highest contract charges              --               --                --
    Remaining contract charges            --               --                --
PIMCO TOTAL RETURN FUND
 2007  Lowest contract charges          0.48%            4.68%             8.05%
    Highest contract charges              --               --                --
    Remaining contract charges            --               --                --
VICTORY DIVERSIFIED STOCK FUND
 2007  Lowest contract charges          0.50%            0.96%             9.82%
    Highest contract charges              --               --                --
    Remaining contract charges            --               --                --
 2006  Lowest contract charges          0.35%            0.44%             7.21%
    Highest contract charges              --               --                --
    Remaining contract charges            --               --                --

-------------------------------------------------------------------------------

                                               UNIT            CONTRACT
SUB-ACCOUNT                        UNITS   FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------
VAN KAMPEN COMSTOCK FUND
 2007  Lowest contract charges      1,940    $10.755462          $20,870
    Highest contract charges           --            --               --
    Remaining contract charges         --            --               --
 2006  Lowest contract charges        416     11.018010            4,581
    Highest contract charges           --            --               --
    Remaining contract charges         --            --               --
VAN KAMPEN EQUITY AND INCOME
 FUND
 2007  Lowest contract charges        471     11.167670            5,255
    Highest contract charges           --            --               --
    Remaining contract charges         --            --               --
 2006  Lowest contract charges        113     10.869076            1,233
    Highest contract charges           --            --               --
    Remaining contract charges         --            --               --

                                                     INVESTMENT
                                      EXPENSE          INCOME            TOTAL
SUB-ACCOUNT                           RATIO*           RATIO**         RETURN***
--------------------------------  --------------------------------------------------
VAN KAMPEN COMSTOCK FUND
 2007  Lowest contract charges          0.50%            2.10%            (2.38)%
    Highest contract charges              --               --                --
    Remaining contract charges            --               --                --
 2006  Lowest contract charges          0.35%            1.73%            10.18%
    Highest contract charges              --               --                --
    Remaining contract charges            --               --                --
VAN KAMPEN EQUITY AND INCOME
 FUND
 2007  Lowest contract charges          0.50%            2.75%             2.75%
    Highest contract charges              --               --                --
    Remaining contract charges            --               --                --
 2006  Lowest contract charges          0.22%            1.14%             8.69%
    Highest contract charges              --               --                --
    Remaining contract charges            --               --                --

* This represents the annualized contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units.

** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as Program and Administrative Charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Accounts invest.

*** This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

#  Rounded unit values

    Summary of Account expense charges, including Program and Administrative charges and Annual Maintenance fees assessed. These fees are either assessed as a direct reduction in unit values or through redemption of units for all contracts contained within the Account.

PROGRAM AND ADMINISTRATIVE CHARGES:

    The Company will charge an expense ranging from 0.00% to 0.50% of the contract's value for administrative services provided by the Company.

    These charges are a reduction in unit values.

ANNUAL MAINTENANCE FEE:

    An annual maintenance fee ranging from $0 to $30, may be deducted from the contract's value each contract year. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

    These charges are redemption of units.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and its subsidiaries (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2007. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and its subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
February 20, 2008

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME

                                                   FOR THE YEARS ENDED
                                                       DECEMBER 31,
                                            2007           2006           2005
                                                      (IN MILLIONS)
--------------------------------------------------------------------------------
REVENUES
 Fee income and other                       $3,509         $3,113         $2,811
 Earned premiums                               983            547            449
 Net investment income                       3,048          2,728          2,569
 Net realized capital gains (losses)          (934)          (299)            75
                                          --------       --------       --------
                          TOTAL REVENUES     6,606          6,089          5,904
                                          --------       --------       --------
BENEFITS, CLAIMS AND EXPENSES
 Benefits, loss and loss adjustment
  expenses                                   3,980          3,205          3,008
 Insurance expenses and other                1,192            853            798
 Amortization of deferred policy
  acquisition costs and present value of
  future profits                               515          1,175            945
 Dividends to policyholders                     11             22             37
                                          --------       --------       --------
     TOTAL BENEFITS, LOSSES AND EXPENSES     5,698          5,255          4,788
                                          --------       --------       --------
 Income before income tax expense              908            834          1,116
 Income tax expense                            168            103            207
                                          --------       --------       --------
                              NET INCOME      $740           $731           $909
                                          --------       --------       --------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                                        AS OF DECEMBER 31,
                                                      2007              2006
                                                       (IN MILLIONS, EXCEPT
                                                          FOR SHARE DATA)
--------------------------------------------------------------------------------
ASSETS
 Investments
 Fixed maturities, available for sale, at fair
  value (amortized cost of $46,208 and $43,846)        $45,611           $44,646
 Equity securities, available for sale, at fair
  value (cost of $763 and $267)                            722               275
 Equity securities, held for trading, at fair
  value                                                     --                 1
 Policy loans, at outstanding balance                    2,016             2,009
 Mortgage loans on real estate                           4,166             2,631
 Short-term investments                                    752               694
 Other investments                                       1,726             1,023
                                                   -----------       -----------
                                TOTAL INVESTMENTS       54,993            51,279
                                                   -----------       -----------
 Cash                                                      281               186
 Premiums receivable and agents' balances                   28                29
 Reinsurance recoverables                                1,730             1,393
 Deferred policy acquisition costs and present
  value of future profits                                8,393             7,334
 Goodwill                                                  186               186
 Other assets                                            1,348             1,120
 Separate account assets                               199,253           179,943
                                                   -----------       -----------
                                     TOTAL ASSETS     $266,212          $241,470
                                                   -----------       -----------
LIABILITIES
 Reserve for future policy benefits                     $9,396            $8,209
 Other policyholder funds                               42,377            40,191
 Consumer Notes                                            809               258
 Deferred income taxes                                     124               491
 Other liabilities                                       6,621             4,718
 Separate account liabilities                          199,253           179,943
                                                   -----------       -----------
                                TOTAL LIABILITIES      258,580           233,810
                                                   -----------       -----------
COMMITMENTS AND CONTINGENT LIABILITIES, NOTE 10             --                --
STOCKHOLDER'S EQUITY
 Common stock -- 1,000 shares authorized, issued
  and outstanding, par value $5,690                          6                 6
 Capital surplus                                         2,888             2,586
 Accumulated other comprehensive income
  Net unrealized capital gains on securities, net
   of tax                                                 (469)              290
  Foreign currency translation adjustments                  --                 1
                                                   -----------       -----------
     TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME         (469)              291
                                                   -----------       -----------
 Retained earnings                                       5,207             4,777
                                                   -----------       -----------
                       TOTAL STOCKHOLDER'S EQUITY        7,632             7,660
                                                   -----------       -----------
       TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY     $266,212          $241,470
                                                   -----------       -----------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                                                                      ACCUMULATED OTHER
                                                                                 COMPREHENSIVE INCOME (LOSS)
                                                                       NET               NET (LOSS)
                                                                    UNREALIZED            GAIN ON
                                                                  CAPITAL GAINS          CASH FLOW              FOREIGN
                                      COMMON                       (LOSSES) ON            HEDGING              CURRENCY
                                       STOCK         CAPITAL       SECURITIES,          INSTRUMENTS,          TRANSLATION
                                                     SURPLUS        NET OF TAX           NET OF TAX           ADJUSTMENTS
                                                                           (IN MILLIONS)
--------------------------------------------------------------------------------------------------------------------------------
2007
Balance, December 31, 2006               $6          $2,586             $500                $(210)                  $1
Comprehensive income
 Net income
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                      (832)
 Net gains on cash flow hedging
  instruments                                                                                  73
 Cumulative translation
  adjustments                                                                                                       (1)
Total other comprehensive income
 Total comprehensive income
Capital contribution from parent                        302
Dividends declared
Cumulative effect of Accounting
 Changes, net of tax
                                        ---          ------           ------               ------                -----
        BALANCE, DECEMBER 31, 2007       $6          $2,888            $(332)               $(137)                $ --
                                        ---          ------           ------               ------                -----
2006
Balance, December 31, 2005               $6          $2,405             $577                $(113)                 $(1)
Comprehensive income
 Net income
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                       (77)
 Net loss on cash flow hedging
  instruments                                                                                 (97)
 Cumulative translation
  adjustments                                                                                                        2
Total other comprehensive income
 Total comprehensive income
Capital contribution from parent                        181
Dividends declared
                                        ---          ------           ------               ------                -----
        BALANCE, DECEMBER 31, 2006       $6          $2,586             $500                $(210)                  $1
                                        ---          ------           ------               ------                -----
2005
Balance, December 31, 2004               $6          $2,240           $1,124                $(184)                 $(1)
Comprehensive income
 Net income
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                      (547)
 Net gains on cash flow hedging
  instruments                                                                                  71
Total other comprehensive income
 Total comprehensive income
Capital contribution from parent                        165
Dividends declared
                                        ---          ------           ------               ------                -----
        BALANCE, DECEMBER 31, 2005       $6          $2,405             $577                $(113)                 $(1)
                                        ---          ------           ------               ------                -----


                                                                TOTAL
                                        RETAINED            STOCKHOLDER'S
                                        EARNINGS                EQUITY
                                                 (IN MILLIONS)
----------------------------------  ---------------------------------------
2007
Balance, December 31, 2006               $4,777                 $7,660
                                                                ------
Comprehensive income
 Net income                                 740                    740
                                                                ------
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                (832)
 Net gains on cash flow hedging
  instruments                                                       73
 Cumulative translation
  adjustments                                                       (1)
                                                                ------
Total other comprehensive income                                  (760)
                                                                ------
 Total comprehensive income                                        (20)
Capital contribution from parent                                   302
Dividends declared                         (307)                  (307)
Cumulative effect of Accounting
 Changes, net of tax                         (3)                    (3)
                                         ------                 ------
        BALANCE, DECEMBER 31, 2007       $5,207                 $7,632
                                         ------                 ------
2006
Balance, December 31, 2005               $4,463                 $7,337
                                                                ------
Comprehensive income
 Net income                                 731                    731
                                                                ------
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                 (77)
 Net loss on cash flow hedging
  instruments                                                      (97)
 Cumulative translation
  adjustments                                                        2
                                                                ------
Total other comprehensive income                                  (172)
                                                                ------
 Total comprehensive income                                        559
Capital contribution from parent                                   181
Dividends declared                         (417)                  (417)
                                         ------                 ------
        BALANCE, DECEMBER 31, 2006       $4,777                 $7,660
                                         ------                 ------
2005
Balance, December 31, 2004               $4,064                 $7,249
                                                                ------
Comprehensive income
 Net income                                 909                    909
                                                                ------
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                (547)
 Net gains on cash flow hedging
  instruments                                                       71
                                                                ------
Total other comprehensive income                                  (476)
                                                                ------
 Total comprehensive income                                        433
Capital contribution from parent                                   165
Dividends declared                         (510)                  (510)
                                         ------                 ------
        BALANCE, DECEMBER 31, 2005       $4,463                 $7,337
                                         ------                 ------

(1) Net change in unrealized capital gain on securities is reflected net of tax provision (benefit) and other items of $448, $(42) and $(295) for the years ended December 31, 2007, 2006 and 2005, respectively. Net (loss) gain on cash flow hedging instruments is net of tax provision (benefit) of $(39), $(52) and $38 for the years ended December 31, 2007, 2006 and 2005, respectively. There is no tax effect on cumulative translation adjustments.

(2) There were reclassification adjustments for after-tax gains (losses) realized in net income of $(140), $(75), and $26 for the years ended December 31, 2007, 2006 and 2005, respectively.

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                    2007            2006            2005
                                                (IN MILLIONS)
--------------------------------------------------------------------------------
OPERATING ACTIVITIES
 Net income                            $740            $731            $909
 Adjustments to reconcile net
  income to net cash provided by
  operating activities
 Amortization of deferred policy
  acquisition costs and present
  value of future profits               515           1,175             945
 Additions to deferred policy
  acquisition costs and present
  value of future profits            (1,400)         (1,351)         (1,226)
 Change in:
 Reserve for future policy
  benefits, unpaid losses and
  loss adjustment expenses            1,187             836             129
 Reinsurance recoverables              (236)            (47)            177
 Receivables                            190              11              (3)
 Payables and accruals                  560             210             385
 Accrued and deferred income
  taxes                                (102)            340              36
 Net realized capital losses
  (gains)                               934             299             (75)
 Depreciation and amortization          438             404             239
 Other, net                            (267)            157            (228)
                                  ---------       ---------       ---------
  NET CASH PROVIDED BY OPERATING
                      ACTIVITIES     $2,559          $2,765          $1,288
                                  ---------       ---------       ---------
INVESTING ACTIVITIES
 Proceeds from the
  sale/maturity/prepayment of:
 Fixed Maturities and Short-term
  Investments, available for
  sale                              $15,892         $19,517         $19,727
 Equity securities,
  available-for-sale                    296             249              38
 Mortgage loans                         958             301             354
 Partnerships                           175              91             169
 Payments for the purchase of:
 Fixed Maturities and Short-term
  Investments, available for
  sale                              (18,780)        (22,017)        (21,511)
 Equity securities,
  available-for-sale                   (484)           (455)            (60)
 Mortgage loans                      (2,492)         (1,574)           (915)
 Partnerships                          (607)           (496)           (337)
 Change in policy loans, net             (6)            (39)            647
 Change in payables for
  collateral under securities
  lending, net                        1,306             788            (276)
 Change in all other, net              (587)           (713)           (193)
                                  ---------       ---------       ---------
     NET CASH USED FOR INVESTING
                      ACTIVITIES    $(4,329)        $(4,348)        $(2,357)
                                  ---------       ---------       ---------
FINANCING ACTIVITIES
 Deposits and other additions to
  investment and universal
  life-type contracts                32,396          26,991          25,383
 Withdrawals and other
  deductions from investment and
  universal life-type contracts     (30,433)        (26,687)        (24,888)
 Net transfers (to)/from
  separate accounts related to
  investment and universal
  life-type contracts                  (606)          1,382             852
  Capital contributions                 270              --             129
  Dividends paid                      $(305)          $(300)          $(498)
  Proceeds from issuance of
   consumer notes                       551             258              --
                                  ---------       ---------       ---------
  NET CASH PROVIDED BY FINANCING
                      ACTIVITIES     $1,873          $1,644            $978
                                  ---------       ---------       ---------
 Impact of foreign exchange              (8)              1              (1)
 Net (decrease) increase in cash         95              62             (92)
 Cash -- beginning of year              186             124             216
                                  ---------       ---------       ---------
 Cash -- end of year                   $281            $186            $124
                                  ---------       ---------       ---------
Supplemental Disclosure of Cash
 Flow Information:
 Net Cash Paid During the Year
  for:
 Income taxes                          $125           $(163)           $149

SUPPLEMENTAL SCHEDULE OF NONCASH OPERATING AND FINANCING ACTIVITIES:

THE COMPANY RECAPTURED AN INDEMNITY REINSURANCE ARRANGEMENT WITH HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY IN 2005. IN CONJUNCTION WITH THIS TRANSACTION, THE COMPANY RECORDED A NONCASH CAPITAL CONTRIBUTION OF $36 AND A RELATED EXTINGUISHMENT OF THE REINSURANCE RECOVERABLE LIABILITY.

THE COMPANY MADE NONCASH DIVIDENDS OF $2 AND RECEIVED A NONCASH CAPITAL CONTRIBUTIONS OF $20 FROM ITS PARENT COMPANY DURING 2007 RELATED TO THE GUARANTEED MINIMUM INCOME AND ACCUMULATION BENEFIT REINSURANCE AGREEMENTS WITH HARTFORD LIFE INSURANCE K.K. THE COMPANY MADE NONCASH DIVIDENDS OF $117 AND RECEIVED A NONCASH CAPITAL CONTRIBUTIONS OF $154 FROM ITS PARENT COMPANY DURING 2006 RELATED TO THE GUARANTEED MINIMUM INCOME BENEFIT REINSURANCE AGREEMENT WITH HARTFORD LIFE INSURANCE K.K.

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(DOLLAR AMOUNTS IN MILLIONS, UNLESS OTHERWISE STATED)

--------------------------------------------------------------------------------

1. BASIS OF PRESENTATION AND ACCOUNTING POLICIES

BASIS OF PRESENTATION

These consolidated financial statements include Hartford Life Insurance Company and its wholly-owned subsidiaries (collectively, "Hartford Life Insurance Company" or the "Company"), Hartford Life and Annuity Insurance Company ("HLAI") and Hartford International Life Reassurance Corporation ("HLRe"). The Company is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"), which is a wholly-owned subsidiary of Hartford Life, Inc. ("Hartford Life"). Hartford Life is a direct wholly-owned subsidiary of Hartford Holdings, Inc., a direct wholly-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), the Company's ultimate parent company.

Along with its parent, HLA, the Company is a financial services and insurance group which provides (a) investment products, such as individual variable annuities and fixed market value adjusted annuities and retirement plan services; (b) individual life insurance; (c) group benefits products such as group life and group disability insurance that is directly written by the Company and is substantially ceded to its parent, HLA, (d) private placement life insurance and (e) assumes fixed market value adjusted annuities, guaranteed minimum income benefits ("GMIB"), guaranteed minimum accumulation benefits ("GMAB") and guaranteed minimum death benefits ("GMDB") from Hartford Life's international operations.

The consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America ("U.S. GAAP"), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.

CONSOLIDATION

The consolidated financial statements include the accounts of Hartford Life Insurance Company in which the Company directly or indirectly has a controlling financial interest and those variable interest entities ("VIE") in which the Company is the primary beneficiary. The Company determines if it is the primary beneficiary using both qualitative and quantitative analyses. Entities in which Hartford Life Insurance Company does not have a controlling financial interest but in which the Company has significant influence over the operating and financing decisions are reported using the equity method. All material intercompany transactions and balances between Hartford Life Insurance Company and its subsidiaries and affiliates have been eliminated. For further discussions on variable interest entities see Note 3.

USE OF ESTIMATES

The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and other universal life-type contracts; the evaluation of other-than-temporary impairments on investments in available-for-sale securities; living benefits required to be fair valued; and contingencies relating to corporate litigation and regulatory matters.

RECLASSIFICATIONS

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

ADOPTION OF NEW ACCOUNTING STANDARDS

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES, AN INTERPRETATION OF FASB STATEMENT NO. 109

The Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" ("FIN 48"), dated June 2006. FIN 48 requires companies to recognize the tax benefit of an uncertain tax position only when the position is "more likely than not" to be sustained assuming examination by tax authorities. The amount recognized represents the largest amount of tax benefit that is greater than 50% likely of being realized. A liability is recognized for any benefit claimed, or expected to be claimed, in a tax return in excess of the benefit recorded in the financial statements, along with any interest and penalty (if applicable) on the excess.

The Company adopted the provisions of FIN 48 on January 1, 2007. As a result of the adoption, the Company recognized an $11 decrease in the liability for unrecognized tax benefits and a corresponding increase in the January 1, 2007 balance of retained earnings. The Company had no unrecognized tax benefits as of January 1, 2007. The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not booked any such amounts. The Company classifies interest and penalties (if applicable) as income tax expense in the financial statements.

AMENDMENT OF FASB INTERPRETATION NO. 39

In April 2007, the FASB issued FASB Staff Position No. FIN 39-1, "Amendment of FASB Interpretation No. 39" ("FSP FIN 39-1"). FSP FIN 39-1 amends FIN 39, "Offsetting of Amounts Related to Certain Contacts", by permitting a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in the statement of financial position in accordance with FIN 39. FSP FIN 39-1 also amends FIN 39 by modifying certain terms. FSP FIN 39-1 is effective for reporting periods beginning after November 15, 2007, with early application permitted. The Company early adopted FSP FIN 39-1 on December 31, 2007, by electing to offset cash collateral against amounts recognized for derivative instruments under master netting arrangements. The effect of applying FSP FIN 39-1 is recorded as a change in accounting principle through retrospective application. The effect on the consolidated balance sheet as of December 31, 2006 was a decrease of $171 in the derivative payable included in other liabilities, and corresponding decrease of $1 and $170, respectively, in other investments and derivative receivable included in other assets. See Note 4 for further discussions on the adoption of FSP FIN 39-1.

ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140

In February 2006, the FASB issued Statement of Financial Accounting Standard ("SFAS") No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140" ("SFAS 155"). This statement amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"), and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" and resolves issues addressed in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets". SFAS 155: (a) permits fair value remeasurement for any hybrid financial instrument (asset or liability) that contains an embedded derivative that otherwise would require bifurcation; (b) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (c) establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;
(d) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and, (e) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument. SFAS 155 also requires presentation within the financial statements that identifies those hybrid financial instruments for which the fair value election has been applied and information on the income statement impact of the changes in fair value of those instruments. The Company began applying SFAS 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007. SFAS 155 did not have an effect on the Company's consolidated financial condition and results of operations upon adoption on January 1, 2007.

ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS ("DAC") IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs ("DAC") in Connection with Modifications or Exchanges of Insurance Contracts", ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts. An internal replacement is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Modifications that result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, unearned revenue liabilities and deferred sales inducements from the replaced contract must be written-off. Modifications that result in a contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. The Company adopted SOP 05-1 on January 1, 2007 and recognized the cumulative effect of the adoption of SOP 05-1 as a reduction in retained earnings of $14, after-tax.

THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

In November 2005, the FASB released FASB Staff Position Nos. FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"), which effectively replaces Emerging Issues Task Force No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). FSP 115-1 contains a three-step model for evaluating impairments and carries forward the disclosure requirements in EITF 03-1 pertaining to securities in an unrealized loss position. Under the model, any security in an unrealized loss position is considered impaired; an evaluation is made to determine whether the impairment is other-than-temporary; and, if an impairment is considered other-than-temporary, a realized loss is recognized to write the security's cost or amortized cost basis down to fair value. FSP 115-1 references existing other-than-temporary impairment guidance for determining when an impairment is other-than-temporary and clarifies that subsequent to the recognition of an other-than-temporary impairment loss for debt securities, an investor shall account for the security using the constant effective yield method. FSP 115-1 is effective for reporting periods beginning after December 15, 2005, with earlier application permitted. The Company adopted FSP 115-1 upon issuance. The adoption did not have a material effect on the Company's consolidated financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BUSINESS COMBINATIONS

In December 2007, the FASB issued SFAS No. 141 (revised 2007), "Business Combinations" ("SFAS 141(R)"). This statement replaces SFAS No. 141, "Business Combinations" ("SFAS 141") and establishes the principles and requirements for how the acquirer in a business combination: (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is decision-useful to users of financial statements in evaluating the nature and financial effects of the business combination. Some of the significant changes to the existing accounting guidance on business combinations made by SFAS 141(R) include the following:

- Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquiree shall be measured at their acquisition-date fair values rather than SFAS 141's requirement to allocate the cost of an acquisition to individual assets acquired and liabilities assumed based on their estimated fair values;

- Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred rather than included in the cost of the acquired entity;

- Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquiree, over the fair values of the acquired identifiable net assets, rather than measured as the excess of the cost of the acquired entity over the estimated fair values of the acquired identifiable net assets;

- Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability, whereas SFAS 141 generally permits the deferred recognition of pre-acquisition contingencies until the recognition criteria of SFAS No. 5, "Accounting for Contingencies" are met; and

- Contingent consideration shall be recognized at the acquisition date rather than when the contingency is resolved and consideration is issued or becomes issuable.

SFAS 141(R) is effective for and shall be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS 141(R) effective date shall not be adjusted upon adoption of SFAS 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The Company expects to adopt SFAS 141(R) on January 1, 2009, and has not yet determined the effect of SFAS 141(R) on its consolidated financial statements.

NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS, AN AMENDMENT OF ARB NO. 51

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements" ("SFAS 160"). This statement amends Accounting Research Bulletin No. 51, "Consolidated Financial Statements" ("ARB 51"). Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to: (a) present noncontrolling interests as a component of equity, separate from the parent's equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the income statement, (c) consistently account for changes in a parent's ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners. SFAS 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 with earlier adoption prohibited. The Company expects to adopt SFAS 160 on January 1, 2009 and has not yet determined the effect of SFAS 160 on its consolidated financial statements.

CLARIFICATION OF THE SCOPE OF THE AUDIT AND ACCOUNTING GUIDE "INVESTMENT COMPANIES" AND ACCOUNTING BY PARENT COMPANIES AND EQUITY METHOD INVESTORS FOR INVESTMENTS IN INVESTMENT COMPANIES

In June 2007, the AICPA issued Statement of Position 07-1, "Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies" ("SOP 07-1").

SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies ("the Guide"). This statement also addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity. In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company's consolidated financial statements or the financial statements of an equity method investor. SOP 07-1 is effective for fiscal years beginning on or after December 15, 2007, with earlier application encouraged; however, in November 2007, the FASB decided to (1) delay indefinitely the effective date of the SOP and (2) prohibit adoption of the SOP for an entity that has not early adopted the SOP. The Company did not early adopt SOP 07-1. SOP 07-1 as currently issued is not expected to have an impact on the Company's consolidated financial condition or results of operations.

FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities, Including an amendment of FASB Statement No. 115" ("SFAS 159"). The objective of SFAS 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported net income caused by measuring related assets and liabilities differently. This statement permits entities to choose, at specified election dates, to measure eligible items at fair value (i.e., the fair value option). Items eligible for the fair value option include certain recognized financial assets and liabilities, rights and obligations under certain insurance contracts that are not financial instruments, host financial instruments resulting from the separation of an embedded nonfinancial derivative instrument from a nonfinancial hybrid instrument, and certain commitments. Business entities shall report unrealized gains and losses on items for which the fair value option has been elected in net income. The fair value option: (a) may be applied instrument by instrument, with certain exceptions; (b) is irrevocable (unless a new election date occurs); and (c) is applied only to entire instruments and not to portions of instruments. SFAS 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007, although early adoption is permitted under certain conditions. Companies shall report the effect of the first remeasurement to fair value as a cumulative-effect adjustment to the opening balance of retained earnings. On January 1, 2008, the Company did not elect to apply the provisions of SFAS 159 to financial assets and liabilities.

FAIR VALUE MEASUREMENTS

FAIR VALUE UNDER SFAS NO. 157

On January 1, 2008, the Company adopted SFAS 157, which was issued by the Financial Accounting Standards Board in September 2006. For financial statement elements currently required to be measured at fair value, SFAS 157 redefines fair value, establishes a framework for measuring fair value under accounting principles generally accepted in the United States and enhances disclosures about fair value measurements. The new definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable liquid market price existed (an exit price). An exit price valuation will include margins for risk even if they are not observable. As the Company is released from risk, the margins for risk will also be released through net realized capital gains (losses) in net income. SFAS 157 provides guidance on how to measure fair value, when required, under existing accounting standards. SFAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels ("Level 1, 2, and 3").

Level 1 Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.
Level 2 Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.
Level 3 Unobservable inputs reflecting the reporting entity's estimates of the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

ACCOUNTING FOR GUARANTEED BENEFITS OFFERED WITH VARIABLE ANNUITIES

Many of the variable annuity contracts issued or reinsured by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. Those benefits are accounted for under Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") or AICPA Statement of Position No. 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). Guaranteed minimum benefits often meet the definition of an embedded derivative under SFAS 133 as they have notional amounts (the guaranteed balance) and underlyings (the investment fund options), they require no initial net investment and they may have terms that require or permit net settlement. However, certain guaranteed minimum benefits settle only upon a single insurable event, such as death (guaranteed minimum death benefits "GMDB") or living (life contingent portion of guaranteed minimum withdrawal benefits "GMWB"), and as such are scoped out of SFAS 133 under the "insurance contract exception". Guaranteed minimum benefits that do not meet the requirements of SFAS 133 are accounted for as insurance benefits under SOP 03-1.

GUARANTEED BENEFITS ACCOUNTED FOR UNDER SOP 03-1

The GMDBs issued by the Company and certain GMDBs reinsured by the Company are accounted for under SOP 03-1. In addition, the Company's GMWB "for life" allows policyholders to receive the guaranteed annual withdrawal amount for as long as they are alive even if the guaranteed remaining balance ("GRB") is exhausted. Payments beyond the GRB are considered life contingent insurance benefits and are accounted for under SOP 03-1. Benefit guarantee liabilities accounted for under SOP 03-1, absent an unlocking event as described in the "Critical Accounting Estimates" within Management's Discussion and Analysis, do not result in a change in value that is immediately reflected in net income. Under SOP 03-1, the income statement reflects the current period increase in the liability due to the deferral of a percentage of current period revenues. The percentage is determined by dividing the present value of expected claims by the present value of expected revenues using best estimate assumptions over a range of market scenarios discounted at a rate consistent with that used in the Company's DAC models. Current period revenues are impacted by the actual increase or decrease in account value. Claims recorded against the liability have no immediate impact on the income statement unless those claims exceed the liability. Periodically, the Company unlocks its benefit assumptions, including the benefit deferral rate. The impact of this change is reflected in benefits, losses and loss adjustment expenses, in net income.

In the U.S., the Company sells variable annuity contracts that, in addition to the living benefits described above, offer various guaranteed death benefits. Declines in the equity market may increase the Company's net exposure to death benefits under these contracts. The Company's total gross exposure (i.e., before reinsurance) to these U.S. guaranteed death benefits is often referred to as the net amount at risk. However, the Company will incur these guaranteed death benefit payments in the future only if the policyholder has an in-the-money guaranteed death benefit at their time of death.

Effective July 31, 2006, an existing reinsurance agreement between a subsidiary of the Company, Hartford Life and Annuity Insurance Company ("HLAI") and Hartford Life, Insurance. KK ("HLIKK"), a wholly owned Japanese subsidiary of Hartford Life, Inc. ("Hartford Life"), was modified to include the GMDB on covered contracts that have an associated GMIB rider. The modified reinsurance agreement applies to all contracts, GMIB product and GMDB riders in-force and issued as of July 31, 2006 and prospectively, except for policies and GMIB product issued prior to April 1, 2005, which were recaptured. Declines in equity markets as well as a strengthening of Japanese Yen in comparison to the U.S. dollar may increase the Company's exposure to these guaranteed benefits. For the guaranteed death benefits, the Company pays the greater of account value at death or a guaranteed death benefit which, depending on the contract, may be based upon the premium paid and/or the maximum anniversary value established no later than age 80, as adjusted for withdrawals under the terms of the contract.

The following table provides the account value, net amount at risk and reserve amount, at December 31, 2007, for each type of guaranteed death and living benefit sold by the Company that is accounted for under SOP 03-1:

                                 ACCOUNT        NET AMOUNT          SOP 03-1
                                VALUE (1)        AT RISK          RESERVE (2)
--------------------------------------------------------------------------------
U.S. Guaranteed Minimum Death
 Benefits                         $126,834         $5,106              $527
Guaranteed Minimum Death
 Benefits Assumed                   30,724            380                 4
Life Contingent Portion of
 "for Life" GMWBs                   10,272             (*)               (*)
                               -----------       --------            ------
                        TOTAL    $ 167,830        $ 5,486             $ 531
                               -----------       --------            ------

(1) Policies with "for Life" GMWB riders include both benefits accounted for under SFAS 133 and SOP 03-1 and thus are included this table and the SFAS 133 table below. However, benefits payable are generally mutually exclusive (e.g., for a given contract, only the death or living benefits, but not both are payable at one time) (See Note 8).

(2) Before reinsurance. The Company uses reinsurance to manage its exposure to the mortality and equity risk associated with GMDB. Reinsurance of GMDB is accounted for under SOP 03-1. After reinsurance, the net amount at risk for U.S. GMDB is $976. After reinsurance, the net SOP 03-1 reserve for U.S. GMDB is $202.

(*)  Amounts are insignificant at December 31, 2007.

GUARANTEED BENEFITS ACCOUNTED AT FAIR VALUE UNDER SFAS 133

The non-life contingent portion of GMWBs issued by the Company meet the definition of an embedded derivative under SFAS 133, and as such are recorded at fair value with changes in fair value recorded in net realized capital gains (losses) in net income. In bifurcating the embedded derivative, the Company attributes to the derivative a portion of total fees collected from the contract holder. Those fees attributed are set equal to the present value of future claims expected to be paid for the guaranteed living benefit embedded derivative at the inception of the contract (the "Attributed Fees"). The excess of total fees collected from the contract holder over the Attributed Fees are associated with the host variable annuity contract recorded in fee income. In subsequent valuations, both the present value of future claims expected to be paid and the present value of attributed fees expected to be collected are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative.

GMWBs provide the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to zero through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. For most of the Company's GMWB for life riders, the GRB is reset on an annual basis to the maximum anniversary account value subject to a cap. If the GRB exceeds the account value for any policy, the contract is "in-the-money" by the difference between the GRB and the account value. The sum of the in-the-money and out-of-the-money contracts is comparable to net amount at risk.

Certain GMIBs and guaranteed minimum accumulation benefits ("GMAB") reinsured by the Company meet the definition a freestanding derivative, even though in-form they are reinsurance. Accordingly, the following GMIB and GMAB reinsurance agreements are recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income:

- REINSURED GMIB: Effective August 31, 2005, HLAI entered into a reinsurance agreement with HLIKK where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB product issued by HLIKK on its variable annuity business. Effective July 31, 2006, the agreement was modified to include a tiered reinsurance premium structure. The modified reinsurance agreement applies to all contracts, GMIBs in-force and issued as of July 31, 2006 and prospectively, except for policies and GMIB product issued prior to April 1, 2005, which were recaptured.

- REINSURED GMAB: Effective September 30, 2007, HLAI entered into another reinsurance agreement where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMAB riders issued by HLIKK on certain of its variable annuity business.

Due to the significance of the non-observable inputs associated with pricing the reinsurance of the GMIB and GMAB products that are free standing derivatives, the initial difference between the transaction price and the modeled value was recorded in additional paid-in capital because the reinsurance arrangements are between entities that are commonly controlled by The Hartford Financial Services Group, Inc. ("The Hartford").

The following table provides the account value, SFAS 133 fair value and GRB, at December 31, 2007, for each type of guaranteed living benefit liability sold or reinsured by the Company that is accounted for under SFAS 133, by rider fee:

                                                         (ASSET)           GUARANTEED
                                      ACCOUNT           LIABILITY           REMAINING
                                     VALUE (1)          FAIR VALUE           BALANCE
------------------------------------------------------------------------------------------
U.S. GUARANTEED MINIMUM
 WITHDRAWAL BENEFITS                    46,088               553               34,622
NON-LIFE CONTINGENT PORTION OF
 "FOR LIFE" GUARANTEED MINIMUM
 WITHDRAWAL BENEFITS                    10,272               154               10,230
REINSURED GUARANTEED LIVING
 BENEFITS
 Guaranteed Minimum Income
  Benefits                              16,289                72               15,297
 Guaranteed Minimum
  Accumulation Benefits                  2,734                (2)               2,768
                                     ---------            ------            ---------
  Subtotal                              19,023                70               18,065
                                     ---------            ------            ---------
                         TOTAL        $ 75,383             $ 777             $ 62,917
                                     ---------            ------            ---------

(1) "For life" GMWB policies, and their related account values, include both benefits accounted for under SFAS 133 and SOP 03-1 and thus are included in this SFAS 133 table and the SOP 03-1 table above. However, benefits payable are generally mutually exclusive (e.g., for a given contract, only the death or living benefits, but not both are payable at one time).

(2) The magnitude of the SFAS 133 fair value, at December 31, 2007, was highly dependent upon the size of the block of business for guaranteed living benefits that are required to be fair valued, and the market conditions at the date of valuation, in particular high implied volatilities and low risk-free interest rates. If implied volatilities were lower and risk-free interest rates were higher at December 31, 2007, the SFAS 133 fair value would have been lower and vice versa.

DERIVATIVES THAT HEDGE CAPITAL MARKETS RISK FOR GUARANTEED MINIMUM BENEFITS ACCOUNTED FOR AS DERIVATIVES

Changes in capital markets or policyholder behavior may increase or decrease the Company's exposure to benefits under the guarantees. The Company uses derivative transactions, including GMWB reinsurance (described below) which meets the definition of a derivative under SFAS 133 and customized derivative transactions, to mitigate some of that exposure. Derivatives are recorded at fair value with changes in fair value recorded in net realized capital gains (losses) in net income.

GMWB REINSURANCE

For all U.S. GMWB contracts in effect through July 2003, the Company entered into a reinsurance arrangement to offset its exposure to the GMWB for the remaining lives of those contracts. Substantially all of the Company's reinsurance capacity was utilized as of the third quarter of 2003. Substantially all U.S. GMWB riders sold since July 2003, are not covered by reinsurance.

CUSTOMIZED DERIVATIVES

In June and July of 2007, the Company entered into two customized swap contracts to hedge certain risk components for the remaining term of certain blocks of non-reinsured GMWB riders. These customized derivative contracts provide protection from capital markets risks based on policyholder behavior assumptions as specified by the Company at the inception of the derivative transactions. Due to the significance of the non-observable inputs associated with pricing these derivatives, the initial difference between the transaction price and modeled value was deferred in accordance with EITF No. 02-3 "Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities" ("EITF 02-3") and included in Other Assets in the Condensed Consolidated Balance Sheets.

OTHER DERIVATIVE INSTRUMENTS

The Company uses other hedging instruments to hedge its unreinsured GMWB exposure. These instruments include interest rate futures and swaps, variance swaps, S&P 500 and NASDAQ index put options and futures contracts. The Company also uses EAFE Index swaps to hedge GMWB exposure to international equity markets. The following table provides the notional amount and SFAS 133 fair value at December 31, 2007, for each type of derivative asset held by the Company to hedge capital markets risk for guaranteed living benefit sold by the
Company:

                                          NOTIONAL              FAIR
                                           AMOUNT              VALUE
                                                   (IN MILLIONS)
--------------------------------------------------------------------------
Reinsurance                                  $6,579              $128
Customized Derivatives                       12,784                50
                                          ---------            ------
Other Derivative Instruments                  8,573               592
                                          ---------            ------
                                   TOTAL   $ 27,936             $ 770
                                          ---------            ------

ADOPTION OF STATEMENT OF FINANCIAL ACCOUNTING STANDARD NO. 157, "FAIR VALUE MEASUREMENTS" ("SFAS 157")

Fair values for GMWB embedded derivatives, reinsured GMIB and GMAB freestanding derivatives and customized derivatives that hedge certain equity markets exposure for GMWB contracts are calculated based upon internally developed models because active, observable markets do not exist for those items. Below is a description of the Company's fair value methodologies for guaranteed benefit liabilities, the related reinsurance and customized derivatives, all accounted for under SFAS 133, prior to the adoption of SFAS 157 and subsequent to adoption of SFAS 157.

PRE-SFAS 157 FAIR VALUE

Prior to January 1, 2008, the Company used the guidance prescribed in SFAS 133 and other related accounting literature on fair value which represented the amount for which a financial instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties. However, under that accounting literature, when an estimate of fair value is made for liabilities where no market observable transactions exist for that liability or similar liabilities, market risk margins are only included in the valuation if the margin is identifiable, measurable and significant. If a reliable estimate of market risk margins is not obtainable, the present value of expected future cash flows, discounted at the risk free rate of interest, may be the best available estimate of fair value in the circumstances ("Pre-SFAS 157 Fair Value").

The Pre-SFAS 157 Fair Value is calculated based on actuarial and capital market assumptions related to projected cashflows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior such as lapses, fund selection, resets and withdrawal utilization (for the customized derivatives, policyholder behavior is prescribed in the derivative contract). Because of the dynamic and complex nature of these cashflows, best estimate assumptions and a Monte Carlo stochastic process involving the generation of thousands of scenarios that assume risk neutral returns consistent with swap rates and a blend of observable implied index volatility levels are used. Estimating these cashflows involves numerous estimates and subjective judgments including those regarding expected markets rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the current LIBOR forward curve rates; forward market volatility assumptions for each underlying index based primarily on a blend of observed market "implied volatility" data; correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date; three years of history for fund regression; and current risk-free spot rates as represented by the current LIBOR spot curve to determine the present value of expected future cash flows produced in the stochastic projection process. As GMWB obligations are relatively new in the marketplace, actual policyholder behavior experience is limited. As a result, estimates of future policyholder behavior are subjective and based on analogous internal and external data. As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for this component of the fair value model.

The Company's SFAS 157 fair value is calculated as an aggregation of the following components: Pre-SFAS 157 Fair Value, Actively-Managed Volatility Adjustment, Credit Standing Adjustment, Market Illiquidity Premium and Behavior Risk Margin. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants, including reinsurance discussions and transactions. The Company believes the aggregation of each of these components, as necessary and as reconciled or calibrated to the market information available to the Company, results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to market participants in an active liquid market, if one existed, for those market participants to assume the risks associated with the guaranteed minimum benefits, the related reinsurance and customized derivatives, required to be fair valued. Each of the components described below are unobservable in the market place and require subjectivity by the Company in determining their value.

- ACTIVELY-MANAGED VOLATILITY ADJUSTMENT. This component incorporates the basis differential between the observable index implied index volatilities used to calculate the Pre-SFAS 157 component and the actively-managed funds underlying the variable annuity product. The Actively-Managed Volatility Adjustment is calculated using historical fund and weighted index volatilities.

- CREDIT STANDING ADJUSTMENT. This component makes an adjustment that market participants would make to reflect the risk that GMWB obligations or the GMWB reinsurance recoverables will not be fulfilled ("nonperformance risk"). SFAS 157 explicitly requires nonperformance risk to be reflected in fair value. The Company calculates the Credit Standing Adjustment by using default rates provided by rating agencies, adjusted for market recoverability.

- MARKET ILLIQUIDITY PREMIUM. This component makes an adjustment that market participants would require to reflect that GMWB obligations are illiquid and have no market observable exit prices in the capital markets. The Market Illiquidity Premium was determined using inputs that are identified in customized derivative transactions that the Company has entered into to hedge GMWB related risks.

- BEHAVIOR RISK MARGIN. This component adds a margin that market participants would require for the risk that the Company's assumptions about policyholder behavior used in the Pre-SFAS 157 model could differ from actual experience. The Behavior Risk Margin is calculated by taking the difference between adverse policyholder behavior assumptions and the best estimate assumptions used in the Pre-SFAS 157 model using the Company's long-term view on interest rates and volatility. The adverse assumptions incorporate adverse dynamic lapse behavior, greater utilization of the withdrawal features, and the potential for contract holders to shift their investment funds into more aggressive investments when allowed.

SFAS 157 TRANSITION

Pending the release and potential impact of adopting the proposed FASB Staff Position, "Measuring Liabilities under FASB Statement No. 157", if any, the Company expects the impact of adopting SFAS 157 for guaranteed benefits accounted for under SFAS 133 and the related reinsurance, to be recorded in the first quarter of 2008, will be a reduction to net income of $250-$350, after the effects of DAC amortization and income taxes. In addition, net realized capital gains and losses that will be recorded in 2008 and future years are also likely to be more volatile than amounts recorded in prior years. Furthermore, adoption of SFAS 157 will result in lower variable annuity fee income for new business issued in 2008 as fees attributed to the embedded derivative will increase consistent with incorporating additional risk margins and other indicia of "exit value" in the valuation of the embedded derivative.

The Company is still evaluating potential changes to its hedging program as a result of the adoption of SFAS 157. However, based on analysis to date, the Company does not expect significant changes in any of its hedging targets. The loss deferred in accordance with EITF 02-3 of $51 for the customized derivatives used to hedge a portion of the GMWB risk will be recognized in retained earnings upon the adoption of SFAS 157. In addition, the change in value of the customized derivatives due to the initial adoption of SFAS 157 of $35 will also be recorded in retained earnings with subsequent changes in fair value recorded in net realized capital gains (losses) in net income. The Company's adoption of SFAS 157 will not materially impact the fair values of other derivative instruments used to hedge guaranteed minimum benefits, as those instruments are composed primarily of Level 1 and Level 2 inputs and as a result, the Company was already using market observable transactions to value those hedging instruments. Additionally, the adoption of SFAS 157 will not have a significant impact on the fair values of the Company's other financial instruments.

INVESTMENTS

The Company's investments in fixed maturities, which include bonds, redeemable preferred stock and commercial paper; and certain equity securities, which include common and non-redeemable preferred stocks, are classified as "available-for-sale" and accordingly, are carried at fair value with the after-tax difference from cost or amortized cost, as adjusted for the effect of deducting the life and pension policyholders' share of the immediate participation guaranteed contracts and certain life and annuity deferred policy acquisition costs and reserve adjustments, reflected in stockholder's equity as a component of accumulated other comprehensive income ("AOCI"). Policy loans are carried at outstanding balance, which approximates fair value. Mortgage loans on real estate are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances, if any. Short-term investments are carried at amortized cost, which approximates fair value. Other investments primarily consist of limited partnership interests and other alternative investments and derivatives instruments. Limited partnerships are accounted for under the equity method and accordingly the Company's share of earnings are included in net investment income. Derivatives instruments are carried at fair value.

VALUATION OF FIXED MATURITIES

The fair value for fixed maturity securities is largely determined by one of three primary pricing methods: third party pricing service market prices, independent broker quotations or pricing matrices. Security pricing is applied using a hierarchy or "waterfall" approach whereby prices are first sought from third party pricing services with the remaining unpriced securities submitted to independent brokers for prices or lastly priced via a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flows and prepayments speeds. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third party pricing services will normally derive the security prices through recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Included in the asset-backed securities ("ABS"), collaterized mortgage obligations ("CMOs"), and mortgage-backed securities ("MBS") pricing are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates

Prices from third party pricing services are often unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain of the Company's securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from a third party pricing service or an independent broker quotation. The pricing matrix begins with current spread levels to determine the market price for the security. The credit spreads, as assigned by a nationally recognized rating agency, incorporate the issuer's credit rating and a risk premium, if warranted, due to the issuer's industry and the security's time to maturity. The issuer-specific yield adjustments, which can be positive or negative, are updated twice annually, as of June 30 and December 31, by an independent third party source and are intended to adjust security prices for issuer-specific factors. The matrix-priced securities at December 31, 2007 and 2006 primarily consisted of non-144A private placements and have an average duration of 4.7 and 5.0 years, respectively. The Company assigns a credit rating to these securities based upon an internal analysis of the issuer's financial strength.

The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of third party pricing services methodologies, review of pricing statistics and trends, back testing recent trades, and monitoring of trading volumes. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon available market data, the price received from the third party is adjusted accordingly.

The following table presents the fair value of fixed maturity securities by pricing source as of December 31, 2007 and 2006.

                                                                      PERCENTAGE                                   PERCENTAGE
                                                            2007       OF TOTAL                          2006       OF TOTAL
                                             FAIR VALUE               FAIR VALUE          FAIR VALUE               FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
Priced via third party pricing services         $35,892                    78.7%             $37,190                    83.3%
Priced via independent broker
 quotations                                       5,931                    13.0%               3,567                     8.0%
Priced via matrices                               3,526                     7.7%               3,810                     8.5%
Priced via other methods                            262                     0.6%                  79                     0.2%
                                              ---------                 -------            ---------                 -------
                                  TOTAL         $45,611                   100.0%             $44,646                   100.0%
                                              ---------                 -------            ---------                 -------

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including assumptions and estimates, a market participant would utilize. As such, the estimated fair value of a financial instrument may differ significantly from the amount that could be realized if the security was sold immediately.

OTHER-THAN-TEMPORARY IMPAIRMENTS ON AVAILABLE-FOR-SALE SECURITIES

One of the significant estimates inherent in the valuation of investments is the evaluation of investments for other-than-temporary impairments. The evaluation of impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer's financial condition or near term recovery prospects, the effects of changes in interest rates or credit spreads and the recovery period. The Company's accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. If the security is deemed to be other-than-temporarily impaired, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. The fair value of the other-than-temporarily impaired investment becomes its new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals ("the committee") that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis.

Securities not subject to EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets" ("non-EITF Issue No. 99-20 securities") that are in an unrealized loss position, are reviewed at least quarterly to determine if an other-than-temporary impairment is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for non-EITF Issue No. 99-20 securities is other-than-temporary include: (a) the length of time and the extent to which the fair value has been or is expected to be less than cost or amortized cost, (b) the financial condition, credit rating and near-term prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery.

For certain securitized financial assets with contractual cash flows including ABS, EITF Issue No. 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an other-than-temporary impairment charge is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

Each quarter, during this analysis, the Company asserts its intent and ability to retain until recovery those securities judged to be temporarily impaired. Once identified, these securities are systematically restricted from trading unless approved by the committee. The committee will only authorize the sale of these securities based on predefined criteria that relate to events that could not have been foreseen. Examples of the criteria include, but are not limited to, the deterioration in the issuer's creditworthiness, a change in regulatory requirements or a major business combination or major disposition.

MORTGAGE LOAN IMPAIRMENTS

Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that are determined to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company's share of either (a) the present value of the expected future cash flows discounted at the loan's original effective interest rate, (b) the loan's observable market price or (c) the fair value of the collateral. Changes in valuation allowances are recorded in net realized capital gains and losses.

NET REALIZED CAPITAL GAINS AND LOSSES

Net realized capital gains and losses from investment sales, after deducting the life and pension policyholders' share for certain products, are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, and the change in value of derivatives in certain fair-value hedge relationships. Impairments are recognized as net realized capital losses when investment losses in value are deemed other-than-temporary. Recoveries of principle received by the Company in excess of expected realizable value from securities previously recorded as other-than-temporarily impaired are included in net realized capital gains. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.

NET INVESTMENT INCOME

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For high credit quality securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future principal repayments using the retrospective method. For non-highly rated securitized financial assets any yield adjustments are made using the prospective method. Prepayment fees on fixed maturities and mortgage loans are recorded in net investment income when earned. For limited partnerships, the equity method of accounting is used to recognize the Company's share of earnings. For fixed maturities that have had an other-than-temporary impairment loss, the Company amortizes the new cost basis to par or to the estimated future value over the expected remaining life of the security by adjusting the security's yield.

DERIVATIVE INSTRUMENTS

Overview

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options through one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread including issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. For a further discussion of derivative instruments, see the Derivative Instruments section of Note 3.

The Company's derivative transactions are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.

Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities

Derivative instruments are recognized on the consolidated balance sheets at fair value. As of December 31, 2007 and 2006, approximately 89% and 82% of derivatives, respectively, based upon notional values, were priced by valuation models, which utilize independent market data, while the remaining 11% and 18%, respectively, were priced by broker quotations. The derivatives are valued using mid-market level inputs that are predominantly observable in the market place. Inputs used to value derivatives include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads, interest and equity volatility and equity index levels. The Company performs a monthly analysis on the derivative valuation which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, back testing recent trades, analyzing changes in the market environment and monitoring trading volume. This discussion on derivative pricing excludes the GMWB rider and associated reinsurance contracts as well as the reinsurance contracts associated with the GMIB and GMAB products, which are discussed in the preceding paragraphs under "Accounting for Guaranteed Benefits Offered with Variable Annuities" section.

On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair-value" hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability ("cash-flow" hedge), (3) a foreign-currency fair value or cash-flow hedge ("foreign-currency" hedge), (4) a hedge of a net investment in a foreign operation ("net investment" hedge) or (5) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks which do not qualify for hedge accounting.

Fair-Value Hedges

Changes in the fair value of a derivative that is designated and qualifies as a fair-value hedge, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic cash flows and accruals of income/expense ("periodic derivative net coupon settlements") are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Cash-Flow Hedges

Changes in the fair value of a derivative that is designated and qualifies as a cash-flow hedge are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the consolidated statements of income in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Foreign-Currency Hedges

Changes in the fair value of derivatives that are designated and qualify as foreign-currency hedges are recorded in either current period earnings or AOCI, depending on whether the hedged transaction is a fair-value hedge or a cash-flow hedge, respectively. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Net Investment in a Foreign Operation Hedges

Changes in fair value of a derivative used as a hedge of a net investment in a foreign operation, to the extent effective as a hedge, are recorded in the foreign currency translation adjustments account within AOCI. Cumulative changes in fair value recorded in AOCI are reclassified into earnings upon the sale or complete, or substantially complete, liquidation of the foreign entity. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Other Investment and/or Risk Management Activities

The Company's other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.

Hedge Documentation and Effectiveness Testing

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair-value, cash-flow, foreign-currency or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses, both at the hedge's inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values or cash flows of hedged items. Hedge effectiveness is assessed using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Hedge ineffectiveness of the hedge relationships are measured each reporting period using the "Change in Variable Cash Flows Method", the "Change in Fair Value Method", the "Hypothetical Derivative Method", or the "Dollar Offset Method".

Discontinuance of Hedge Accounting

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative is dedesignated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings.

When hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.

In other situations in which hedge accounting is discontinued on a cash-flow hedge, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the variability of the cash flow of the hedged item.

Embedded Derivatives

The Company purchases and issues financial instruments and products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated balance sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

Credit Risk

The Company's derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness and typically requires credit enhancement/credit risk reducing agreements. Credit risk is measured as the amount owed to the Company based on current market conditions and potential payment obligations between the Company and its counterparties. Credit exposures are generally quantified daily, netted by counterparty for each legal entity of the Company, and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the exposure policy thresholds which do not exceed $10. The Company also minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties rated A2/A or better, which are monitored by the Company's internal compliance unit and reviewed frequently by senior management. In addition, the compliance unit monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also maintains a policy of requiring that derivative contracts, other than exchange traded contracts, currency forward contracts, and certain embedded derivatives, be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty and permits right of offset. To date, the Company has not incurred any losses on derivative instruments due to counterparty nonperformance.

Product Derivatives and Risk Management

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. The Company has also assumed, through reinsurance, from HLIKK GMIB and GMAB. The fair value of the GMWB, GMIB and GMAB is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, best estimate assumptions and stochastic techniques under a variety of market return scenarios are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates. At each valuation date, the Company assumes expected returns based on risk-free rates; market volatility assumptions for each underlying index based on a blend of observed market "implied volatility" data and annualized standard deviations of monthly returns using the most recent 20 years of observed market performance correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date; and current risk-free spot rates, to determine the present value of expected future cash flows produced in the stochastic projection process. Changes in capital market assumptions can significantly change the value of the GMWB, GMIB, and GMAB. In valuing the embedded derivative, the Company attributes to the derivative a portion of the fees collected from the contract holder equal to the present value of future GMWB claims (the "Attributed Fees"). All changes in the fair value of the embedded GMWB derivative are recorded in net realized capital gains and losses. The excess of fees collected from the contract holder over the Attributed Fees are associated with the host variable annuity contract recorded in fee income. Upon adoption of SFAS 157, the Company will revise many of the assumptions used to value GMWB, GMIB and GMAB.

For contracts issued prior to July 2003, the Company has a reinsurance arrangement in place to transfer its risk of loss due to GMWB. This arrangement is recognized as a derivative and carried at fair value in reinsurance recoverables. Changes in the fair value of the reinsurance agreement is recorded in net realized capital gains and losses. As of July 2003, the Company had substantially exhausted all of its reinsurance capacity, with respect to contracts issued after July 2003, and began hedging its exposure to the GMWB rider using a sophisticated program involving interest rate futures, Standard and Poor's ("S&P") 500 and NASDAQ index put options and futures contracts and Europe, Australasia and Far East ("EAFE") Index swaps to hedge GMWB exposure to international equity markets. During 2007, the Company also purchased customized derivative instruments to hedge capital market risks associated with GMWB. For the years ended December 31, 2007, 2006 and 2005, net realized capital gains and losses included the change in market value of the embedded derivative related to the GMWB and GMAB liability, the derivative reinsurance arrangement and the related derivative contracts that were purchased as economic hedges, the net effect of which was a $283 loss, $26 loss and $46 loss, before deferred policy acquisition costs and tax effects, respectively.

A contract is 'in the money' if the contract holder's GRB is greater than the account value. For contracts that were 'in the money', the Company's exposure, after reinsurance, as of December 31, 2007, was $139. However, the only ways the contract holder can monetize the excess of the GRB over the account value of the contract is upon death or if their account value is reduced to zero through a combination of a series of withdrawals that do not exceed a specific percentage of the premiums paid per year and market declines. If the account value is reduced to zero, the contract holder will receive a period certain annuity equal to the remaining GRB. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $139.

SEPARATE ACCOUNTS

The Company maintains separate account assets and liabilities, which are reported at fair value. Separate accounts include contracts, wherein the policyholder assumes the investment risk. Separate account assets are segregated from other investments and investment income and gains and losses accrue directly to the policyholder.

DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

The deferred policy acquisition costs asset and present value of future profits ("PVFP") intangible asset (hereafter, referred to collectively as "DAC") related to investment contracts and universal life-type contracts (including variable annuities) are amortized in the same way, over the estimated life of the contracts acquired using the retrospective deposit method. Under the retrospective deposit method, acquisition costs are amortized in proportion to the present value of estimated gross profits ("EGPs"). EGPs are also used to amortize other assets and liabilities on the Company's balance sheet, such as sales inducement assets and unearned revenue reserves ("URR"). Components of EGPs are used to determine reserves for guaranteed minimum death, income and universal life secondary guarantee benefits accounted for and collectively referred to as "SOP 03-1 reserves". At December 31, 2007 and 2006, the carrying value of the Company's DAC asset was $8.4 billion and $7.3 billion, respectively. At December 31, 2007, the sales inducement, unearned revenue reserves, and SOP 03-1 balances were $445, $1.0 billion and $550, respectively. At December 31, 2006, the sales inducement, unearned revenue reserves and SOP 03-1 reserves were $397, $769 and $483, respectively.

For most contracts, the Company estimates gross profits over a 20 year horizon as estimated profits emerging subsequent to year 20 are immaterial. The Company uses other amortization bases for amortizing DAC, such as gross costs (net of reinsurance), as a replacement for EGPs when EGPs are expected to be negative for multiple years of the contract's life. Actual gross profits, in a given reporting period, that vary from management's initial estimates result in increases or decreases in the rate of amortization, commonly referred to as a "true-up", which are recorded in the current period. The true-up recorded for the years ended December 31, 2007, 2006 and 2005 was an increase to amortization of $0, $45 and $27, respectively.

Products sold in a particular year are aggregated into cohorts. Future gross profits for each cohort are projected over the estimated lives of the underlying contracts, and are, to a large extent, a function of future account value projections for individual variable annuity products and to a lesser extent for variable universal life products. The projection of future account values requires the use of certain assumptions. The assumptions considered to be important in the projection of future account value, and hence the EGPs, include separate account fund performance, which is impacted by separate account fund mix, less fees assessed against the contract holder's account balance, surrender and lapse rates, interest margin, mortality and hedging costs. The assumptions are developed as part of an annual process and are dependent upon the Company's current best estimates of future events. The Company's current separate account return assumption is approximately 8% (after fund fees, but before mortality and expense charges). Beginning in 2007, the Company estimated gross profits using the mean of EGPs derived from a set of stochastic scenarios that have been calibrated to our estimated separate account return as compared to prior years where we used a single deterministic estimation.

Estimating future gross profits is a complex process requiring considerable judgment and the forecasting of events well into the future. The estimation process, the underlying assumptions and the resulting EGPs, are evaluated regularly. During the third quarter of 2007 and the fourth quarter of 2006, the Company refined its estimation process for DAC amortization and completed a comprehensive study of assumptions. The Company plans to complete a comprehensive assumption study and refine its estimate of future gross profits during the third quarter of each successive year.

Upon completion of an assumption study, the Company revises its assumptions to reflect its current best estimate, thereby changing its estimate of projected account values and the related EGPs in the DAC, sales inducement and unearned revenue reserve amortization models as well as the SOP 03-1 reserving models. The DAC asset, as well as the sales inducement asset, unearned revenue reserves and SOP 03-1 reserves are adjusted with an offsetting benefit or charge to income to reflect such changes in the period of the revision, a process known as "unlocking". An unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.

In addition to when a comprehensive assumption study is completed, revisions to best estimate assumptions used to estimate future gross profits are necessary when the EGPs in the Company's models fall outside of an independently determined reasonable range of EGPs. The Company performs a quantitative process each quarter to determine the reasonable range of EGPs. This process involves the use of internally developed models, which run a large number of stochastically determined scenarios of separate account fund performance. Incorporated in each scenario are assumptions with respect to lapse rates, mortality, and expenses, based on the Company's most recent assumption study. These scenarios are run for the Company's individual variable annuity businesses, the Company's Retirement Plans businesses and for the Company's individual variable universal life business and are used to calculate statistically significant ranges of reasonable EGPs. The statistical ranges produced from the stochastic scenarios are compared to the present value of EGPs used in the Company's models. If EGPs used in the Company's models fall outside of the statistical ranges of reasonable EGPs, an "unlock" would be necessary. If EGPs used in the Company's models fall inside of the statistical ranges of reasonable EGPs, the Company will not solely rely on the results of the quantitative analysis to determine the necessity of an unlock. In addition, the Company considers, on a quarterly basis, other qualitative factors such as market, product, regulatory and policyholder behavior trends and may also revise EGPs if those trends are expected to be significant and were not or could not be included in the statistically significant ranges of reasonable EGPs.

UNLOCK RESULTS

During the third quarter of 2007 and the fourth quarter of 2006, the Company completed an annual, comprehensive study of assumptions underlying EGPs, resulting in an "unlock". The study covered all assumptions, including mortality, lapses, expenses, hedging costs, and separate account returns, in substantially all product lines. The new best estimate assumptions were applied to the current in-force to project future gross profits. The after-tax impact on the Company's assets and liabilities as a result of the unlock during the third quarter of 2007 was as follows:

                                                               Unearned           Death             Sales
                                              DAC and           Revenue          Benefit          Inducement
                                                PVFP           Reserves        Reserves (1)         Assets          Total (2)
---------------------------------------------------------------------------------------------------------------------------------
SEGMENT AFTER-TAX (CHARGE) BENEFIT
Retail                                           $181              $(5)             $(4)               $9               $181
Retirement Plans                                   (9)              --               --                --                 (9)
Institutional                                       1               --               --                --                  1
Individual Life                                    24               (8)              --                --                 16
                                               ------            -----             ----              ----             ------
                                   TOTAL         $197             $(13)             $(4)               $9               $189
                                               ------            -----             ----              ----             ------

(1) As a result of the unlock, death benefit reserves, in Retail, decreased $4, pre-tax, offset by a decrease of $10,pre-tax, in reinsurance recoverables.

(2) The following were the most significant contributors to the unlock amounts recorded during the third quarter of 2007:

       - Actual separate account returns were above our aggregated estimated return.

       - During the third quarter of 2007, the Company estimated gross profits using the mean of EGPs derived from a set of stochastic scenarios that have been calibrated to our estimated separate account return as compared to prior year where we used a single deterministic estimation. The impact of this change in estimation was a benefit of $20, after-tax, for variable annuities.

       - As part of its continual enhancement to its assumption setting processes and in connection with its assumption study, the Company included dynamic lapse behavior assumptions. Dynamic lapses reflect that lapse behavior will be different depending upon market movements. The impact of this assumption change along with other base lapse rate changes was an approximate benefit of $40, after-tax, for variable annuities.

As a result of the unlock in the third quarter of 2007, the Company expects an immaterial change to total Company DAC amortization in 2008.

The after-tax impact on the Company's assets and liabilities as a result of the unlock during the fourth quarter of 2006 was as follows:

                                                                   Unearned           Death             Sales
                                                  DAC and          Revenue           Benefit          Inducement
                                                   PVFP            Reserves       Reserves (1)          Assets        Total
---------------------------------------------------------------------------------------------------------------------------------
SEGMENT AFTER-TAX (CHARGE) BENEFIT
Retail                                              $(116)             $5              $(10)               $3          $(118)
Retirement Plans                                       20              --                --                --             20
Individual Life                                       (46)             30                --                --            (16)
                                                  -------            ----             -----              ----        -------
                                      TOTAL         $(142)            $35              $(10)               $3          $(114)
                                                  -------            ----             -----              ----        -------

(1) As a result of the unlock, death benefit reserves, in the Retail, increased $294, offset by an increase of $279 in reinsurance recoverables.

An "unlock" only revises EGPs to reflect current best estimate assumptions. The Company must also test the aggregate recoverability of the DAC and sales inducement assets by comparing the amounts deferred to the present value of total EGPs. In addition, the Company routinely stress tests its DAC and sales inducement assets for recoverability against severe declines in its separate account assets, which could occur if the equity markets experienced a significant sell-off, as the majority of policyholders' funds in the separate accounts is invested in the equity market. As of December 31, 2007, the Company believed individual variable annuity separate account assets could fall, through a combination of negative market returns, lapses and mortality, by at least 54%, before portions of its DAC and sales inducement assets would be unrecoverable.

RESERVE FOR FUTURE POLICY BENEFITS AND UNPAID LOSSES AND LOSS ADJUSTMENT
EXPENSES

Liabilities for the Company's group life and disability contracts as well its individual term life insurance policies include amounts for unpaid losses and future policy benefits. Liabilities for unpaid losses include estimates of amounts to fully settle known reported claims as well as claims related to insured events that the Company estimates have been incurred but have not yet been reported. Liabilities for future policy benefits are calculated by the net level premium method using interest, withdrawal and mortality assumptions appropriate at the time the policies were issued. The methods used in determining the liability for unpaid losses and future policy benefits are standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company's earned investment yield and the morbidity/mortality tables used are standard industry tables modified to reflect the Company's actual experience when appropriate. In particular, for the Company's group disability known claim reserves, the morbidity table for the early durations of claim is based exclusively on the Company's experience, incorporating factors such as gender, elimination period and diagnosis. These reserves are computed such that they are expected to meet the Company's future policy obligations. Future policy benefits are computed at amounts that, with additions from estimated premiums to be received and with interest on such reserves compounded annually at certain assumed rates, are expected to be sufficient to meet the Company's policy obligations at their maturities or in the event of an insured's death. Changes in or deviations from the assumptions used for mortality, morbidity, expected future premiums and interest can significantly affect the Company's reserve levels and related future operations and, as such, provisions for adverse deviation are built into the long-tailed liability assumptions.

Certain contracts classified as universal life-type may also include additional death or other insurance benefit features, such as guaranteed minimum death benefits offered with variable annuity contracts or no lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the benefits in excess of the projected account value in proportion to the present value of total expected assessments. Excess benefits are accrued as a liability as actual assessments are recorded. Determination of the expected value of excess benefits and assessments are based on a range of scenarios and assumptions including those related to market rates of return and volatility, contract surrender rates and mortality experience. Revisions to assumptions are made consistent with the Company's process for an unlock. See Life Deferred Policy Acquisition Costs and Present value of Future Benefits in this Note.

OTHER POLICYHOLDER FUNDS AND BENEFITS PAYABLE

The Company has classified its fixed and variable annuities, 401(k), certain governmental annuities, private placement life insurance ("PPLI"), variable universal life insurance, universal life insurance and interest sensitive whole life insurance as universal life-type contracts. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date (commonly referred to as the account value), including credited interest, amounts that have been assessed to compensate the Company for services to be performed over future periods, and any amounts previously assessed against policyholders that are refundable on termination of the contract.

The Company has classified its institutional and governmental products, without life contingencies, including funding agreements, certain structured settlements and guaranteed investment contracts, as investment contracts. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals and amounts assessed through the financial statement date. Contract holder funds include funding agreements held by VIE issuing medium-term notes.

REVENUE RECOGNITION

For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders' account balances and are recognized in the period in which services are provided. For the Company's traditional life and group disability products premiums are recognized as revenue when due from policyholders.

FOREIGN CURRENCY TRANSLATION

Foreign currency translation gains and losses are reflected in stockholder's equity as a component of accumulated other comprehensive income. The Company's assumed foreign balance sheet accounts are translated at the exchange rates in effect at each year end and income statement accounts are translated at the average rates of exchange prevailing during the year. The national currencies of the international operations are generally their functional currencies.

DIVIDENDS TO POLICYHOLDERS

Policyholder dividends are paid to certain policies, which are referred to as participating policies. Such dividends are accrued using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.

Participating life insurance in-force accounted for 7%, 3% and 3% as of December 31, 2007, 2006 and 2005, respectively, of total life insurance in-force. Dividends to policyholders were $11, $22 and $37 for the years ended December 31, 2007, 2006 and 2005, respectively. There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to stockholder's, the policyholder's share of net income on those contracts that cannot be distributed is excluded from stockholder's equity by a charge to operations and a credit to a liability.

REINSURANCE

Through both facultative and treaty reinsurance agreements, the Company cedes a share of the risks it has underwritten to other insurance companies. Assumed reinsurance refers to the Company's acceptance of certain insurance risks that other insurance companies have underwritten.

Reinsurance accounting is followed for ceded and assumed transactions when the risk transfer provisions of SFAS 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Earned premiums and incurred losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance contracts. Reinsurance recoverables include balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of an allowance for uncollectible reinsurance.

INCOME TAXES

The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

2. SEGMENT INFORMATION

The Company has four reporting segments: Retail Products Group ("Retail"), Retirement Plans ("Retirement"), Institutional Solutions Group ("Institutional") and Individual Life. In 2007, the Company changed its reporting for realized gains and losses, as well as credit risk charges previously allocated between Other and each of the reporting segments. All segment data for prior reporting periods have been adjusted to reflect the current segment reporting.

Retail offers individual variable and fixed market value adjusted ("MVA") annuities.

Retirement Plans provides products and services to corporations pursuant to
Section 401(k) and products and services to municipalities and not-for-profit organizations under Section 457 and 403(b) of the IRS code.

Institutional primarily offers institutional liability products, including stable value products, structured settlements and institutional annuities (primarily terminal funding cases), as well as variable Private Placement Life Insurance ("PPLI") owned by corporations and high net worth individuals. Furthermore, Institutional offers additional individual products including structured settlements, single premium immediate annuities and longevity assurance.

Individual Life sells a variety of life insurance products, including variable universal life, universal life, interest sensitive whole life and term life.

The Company includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reporting segments; intersegment eliminations, guaranteed minimum income benefit ("GMIB'), guaranteed minimum death benefit ("GMDB") and guaranteed minimum accumulation benefit ("GMAB") reinsurance assumed from Hartford Life Insurance KK ("HLIKK"), a related party and subsidiary of Hartford Life, as well as certain group benefit products, including group life and group disability insurance that is directly written by the Company and for which nearly half is ceded to its parent, HLA.

The accounting policies of the reportable operating segments are the same as those described in the summary of significant accounting policies in Note 1. The Company evaluates performance of its segments based on revenues, net income and the segment's return on allocated capital. Each operating segment is allocated corporate surplus as needed to support its business.

The following tables represent summarized financial information concerning the Company's segments.

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2007           2006           2005
--------------------------------------------------------------------------------
REVENUES BY PRODUCT LINE
REVENUES
LIFE
 Earned premiums, fees, and other
  considerations
 RETAIL
  Individual annuity:
   Individual variable annuity         $2,103         $1,835         $1,629
   Fixed / MVA Annuity                      1              3             (2)
  Other                                    --             --             --
                                     --------       --------       --------
  Total Retail                          2,104          1,838          1,627
 RETIREMENT PLANS
   401(k)                                 179            154            106
   403(b)/457                              50             45             43
                                     --------       --------       --------
  Total Retirement Plans                  229            199            149
 INSTITUTIONAL
   IIP                                  1,012            623            516
   PPLI                                   224            103            105
                                     --------       --------       --------
  Total Institutional                   1,236            726            621
 INDIVIDUAL LIFE
  Total Individual Life                   760            780            716
 OTHER                                    163            117            147
                                     --------       --------       --------
  Total Life premiums, fees, and
   other considerations                 4,492          3,660          3,260
  Net investment income                 3,048          2,728          2,569
 Net realized capital losses             (934)          (299)            75
                                     --------       --------       --------
                         TOTAL LIFE     6,606          6,089          5,904
                                     --------       --------       --------

NET INCOME (LOSS)                        2007          2006    2005
---------------------------------------------------------------------------------
 Retail                                    $663          $397  $480
 Retirement Plans                            53            94   73
 Institutional                                7            69  107
 Individual Life                            169           137  157
 Other                                     (152)           34   92
                                        -------       -------  ---
                      TOTAL NET INCOME     $740          $731  $909
                                        -------       -------  ---

                                         2007          2006          2005
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
 Retail                                    $815          $835          $934
 Retirement Plans                           355           326           311
 Institutional                            1,226           987           784
 Individual Life                            331           293           272
 Other                                      321           287           268
                                        -------       -------       -------
           TOTAL NET INVESTMENT INCOME   $3,048        $2,728        $2,569
                                        -------       -------       -------
AMORTIZATION OF DEFERRED POLICY
 ACQUISITION AND PRESENT VALUE OF
 FUTURE PROFITS
 Retail                                    $316          $913          $685
 Retirement Plans                            58            (4)           31
 Institutional                               23            32            32
 Individual Life                            117           235           198
 Other                                        1            (1)           (1)
                                        -------       -------       -------
             TOTAL AMORTIZATION OF DAC     $515        $1,175          $945
                                        -------       -------       -------
INCOME TAX EXPENSE (BENEFIT)
Retail                                     $137          $(40)          $11
Retirement Plans                             14            35            22
Institutional                                (5)           26            49
Individual Life                              81            60            73
Other (1)                                   (59)           22            52
                                        -------       -------       -------
              TOTAL INCOME TAX EXPENSE     $168          $103          $207
                                        -------       -------       -------

                                                           DECEMBER 31,
                                                      2007              2006
--------------------------------------------------------------------------------
ASSETS
 Retail                                               $135,244          $129,158
 Retirement Plans                                       28,157            24,596
 Institutional                                          77,990            65,897
 Individual Life                                        15,151            13,810
 Other                                                   9,670             8,009
                                                   -----------       -----------
                                     TOTAL ASSETS     $266,212          $241,470
                                                   -----------       -----------
DAC
 Retail                                                 $5,182            $4,561
 Retirement Plans                                          658               543
 Institutional                                             143               111
 Individual Life                                         2,411             2,119
 Other                                                      (1)               --
                                                   -----------       -----------
                                        TOTAL DAC       $8,393            $7,334
                                                   -----------       -----------
RESERVE FOR FUTURE POLICY BENEFITS
 Retail                                                   $944              $845
 Retirement Plans                                          333               357
 Institutional                                           6,657             5,711
 Individual Life                                           685               575
 Other                                                     777               721
                                                   -----------       -----------
         TOTAL RESERVE FOR FUTURE POLICY BENEFITS       $9,396            $8,209
                                                   -----------       -----------
OTHER POLICYHOLDER FUNDS
 Retail                                                $15,391           $15,008
 Retirement Plans                                        5,591             5,544
 Institutional                                          12,455            11,401
 Individual Life                                         5,210             4,845
 Other                                                   3,730             3,393
                                                   -----------       -----------
                   TOTAL OTHER POLICYHOLDER FUNDS      $42,377           $40,191
                                                   -----------       -----------

3. INVESTMENTS AND DERIVATIVE INSTRUMENTS

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                         2007          2006          2005
--------------------------------------------------------------------------------
COMPONENTS OF NET INVESTMENT INCOME
Fixed maturities (1)                     $2,710        $2,459        $2,275
Policy loans                                132           140           142
Mortgage loans on real estate               227           126            64
Other investments                            35            53           125
Gross investment income                   3,104         2,778         2,606
Less: Investment expenses                    56            50            37
                                        -------       -------       -------
                 NET INVESTMENT INCOME   $3,048        $2,728        $2,569
                                        -------       -------       -------
COMPONENTS OF NET REALIZED CAPITAL
 GAINS (LOSSES)
Fixed maturities                          $(248)        $(105)          $57
Equity securities                           (46)           (3)            8
Foreign currency transaction
 remeasurements                             102            18           157
Derivatives and other (2)                  (742)         (209)         (147)
                                        -------       -------       -------
   NET REALIZED CAPITAL GAINS (LOSSES)    $(934)        $(299)          $75
                                        -------       -------       -------

(1)  Includes income on short-term bonds.

(2) Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                        2007           2006          2005
--------------------------------------------------------------------------------
COMPONENTS OF NET UNREALIZED GAINS
 (LOSSES) ON AVAILABLE-FOR-SALE
 SECURITIES
Fixed maturities                          $(597)         $800          $986
Equity securities                           (42)            8             7
Net unrealized gains credited to
 policyholders                                3            (4)           (9)
                                        -------       -------       -------
Net unrealized gains                       (636)          804           984
Deferred income taxes and other items      (304)          304           407
                                        -------       -------       -------
Net unrealized gains (losses), net of
 tax -- end of year                        (332)          500           577
Net unrealized gains, net of tax --
 beginning of year                          500           577         1,124
                                        -------       -------       -------
        CHANGE IN UNREALIZED LOSSES ON
         AVAILABLE-FOR-SALE SECURITIES    $(832)         $(77)        $(547)
                                        -------       -------       -------

COMPONENTS OF FIXED MATURITY INVESTMENTS

                                                                     AS OF DECEMBER 31, 2007
                                                                      GROSS                     GROSS
                                           AMORTIZED                UNREALIZED               UNREALIZED              FAIR
                                             COST                     GAINS                    LOSSES                VALUE
---------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES
ABS                                           $7,602                      $24                     $(519)              $7,107
CMOs
 Agency backed                                   793                       18                        (3)                 808
 Non-agency backed                               411                        4                        (2)                 413
Commercial mortgage-backed
 securities ("CMBS")                          11,515                      159                      (572)              11,102
Corporate                                     21,928                      807                      (571)              22,164
Government/Government agencies
 Foreign                                         465                       35                        (2)                 498
 United States                                   516                       14                        (1)                 529
MBS                                            1,750                       15                       (15)               1,750
States, municipalities and political
 subdivisions                                  1,226                       32                       (20)               1,238
Redeemable preferred stock                         2                        2                        (2)                   2
                                           ---------                 --------                 ---------            ---------
              TOTAL FIXED MATURITIES         $46,208                   $1,110                   $(1,707)             $45,611
                                           ---------                 --------                 ---------            ---------

                                                                      AS OF DECEMBER 31, 2006
                                                                        GROSS                    GROSS
                                             AMORTIZED                UNREALIZED              UNREALIZED             FAIR
                                               COST                     GAINS                   LOSSES               VALUE
---------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES
ABS                                             $6,170                      $38                    $(41)              $6,167
CMOs
 Agency backed                                     778                        8                      (5)                 781
 Non-agency backed                                  76                       --                      --                   76
Commercial mortgage-backed securities
 ("CMBS")                                       10,806                      146                     (71)              10,881
Corporate                                       21,982                      911                    (206)              22,687
Government/Government agencies
 Foreign                                           568                       44                      (4)                 608
 United States                                     542                        2                      (5)                 539
MBS                                              1,808                        6                     (31)               1,783
States, municipalities and political
 subdivisions                                    1,114                       23                     (15)               1,122
Redeemable preferred stock                           2                       --                      --                    2
                                             ---------                 --------                 -------            ---------
                TOTAL FIXED MATURITIES         $43,846                   $1,178                   $(378)             $44,646
                                             ---------                 --------                 -------            ---------

The amortized cost and estimated fair value of fixed maturity investments at December 31, 2007 by contractual maturity year are shown below.

                                         AMORTIZED COST          FAIR VALUE
--------------------------------------------------------------------------------
MATURITY
One year or less                                 $767                  $805
Over one year through five years                7,389                 7,675
Over five years through ten years               6,041                 5,994
Over ten years                                 21,455                21,059
Subtotal                                       35,652                35,533
ABS, MBS, and CMOs                             10,556                10,078
                                            ---------             ---------
                               TOTAL          $46,208               $45,611
                                            ---------             ---------

Estimated maturities may differ from contractual maturities due to security call or prepayment provisions because of the potential for prepayment on certain mortgage- and asset-backed securities which is why ABS, MBS, and CMOs are not categorized by contractual maturity. The CMBS are categorized by contractual maturity because they generally are not subject to prepayment risk as these securities are generally structured to include forms of call protections such as yield maintenance charges, prepayment penalties or lockouts, and defeasance.

SALES OF FIXED MATURITY AND AVAILABLE-FOR-SALE EQUITY SECURITY INVESTMENTS

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                    2007            2006            2005
--------------------------------------------------------------------------------
SALE OF FIXED MATURITIES
Sale proceeds                       $12,415         $16,159         $15,784
Gross gains                             246             210             302
Gross losses                           (135)           (230)           (218)
SALE OF AVAILABLE-FOR-SALE
 EQUITY SECURITIES
Sale proceeds                          $296            $249             $38
Gross gains                              12               5               8
Gross losses                             (7)             (5)             --
                                  ---------       ---------       ---------

CONCENTRATION OF CREDIT RISK

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

The Company is not exposed to any concentration of credit risk of a single issuer greater than 10% of the Company's stockholder's equity other than U.S. government and certain U.S. government agencies. Other than U.S. government and U.S. government agencies, the Company's largest three exposures by issuer including multiple investment grade tranches of the same security as of December 31, 2007 were Wachovia Bank Commercial Mortgage Trust, Goldman Equity Office Properties and PARCS-R and as of December 31, 2006 were Wachovia Bank Commercial Mortgage Trust, General Electric Company, and Citigroup, Inc., which each comprise less than 1.0%, of total invested assets. Wachovia Bank Commercial Mortgage Trust, Goldman Equity Office Properties, and PARCS-R include multiple investment grade tranches.

The Company's largest three exposures by sector, as of December 31, 2007 and 2006, were commercial mortgage and real estate, financial services and residential mortgages which comprised approximately 28%, 14% and 10%, respectively, for 2007 and 26%, 13% and 8%, respectively, for 2006, of total invested assets.

The Company's investments in states, municipalities and political subdivisions are geographically dispersed throughout the United States. As of December 31, 2007 and 2006, the largest concentrations were in California, Oregon, and Illinois which each comprised less than 1% of total invested assets, respectively.

SECURITY UNREALIZED LOSS AGING

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company's other-than-temporary impairment policy, see the Investments section of Note 2. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold these securities for a period of time sufficient to allow for any anticipated recovery in market value, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2007 and 2006.

The following tables present amortized cost, fair value and unrealized losses for the Company's fixed maturity and available-for-sale equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2007.

                                                                       2007
                                 LESS THAN 12 MONTHS                                           12 MONTHS OR MORE
                   AMORTIZED             FAIR            UNREALIZED          AMORTIZED                FAIR           UNREALIZED
                      COST              VALUE              LOSSES            COST                    VALUE             LOSSES
-----------------------------------------------------------------------------------------------------------------------------------
ABS                   $6,271             $5,789              $(482)                  $497                460              $(37)
CMOs
 Agency
  backed                 270                268                 (2)                    60                 59                (1)
 Non-agency
  backed                  97                 96                 (1)                    33                 32                (1)
CMBS                   5,493              5,010               (483)                 1,808              1,719               (89)
Corporate              8,354              7,920               (434)                 2,554              2,417              (137)
Government/Government
 agencies
 Foreign                  86                 84                 (2)                    43                 43                --
 United
  States                 136                135                 (1)                     7                  7                --
MBS                       49                 48                 (1)                   760                746               (14)
States,
municipalities
 and
 political
 subdivisions            383                373                (10)                   189                179               (10)
Redeemable
 preferred
 stock                     4                  2                 (2)                    --                 --                --
                    --------           --------           --------                -------           --------           -------
  TOTAL FIXED
   MATURITIES         21,143             19,725             (1,418)                 5,951              5,662              (289)
Common stock             106                102                 (4)                    --                 --                --
Non-redeemable
 preferred
 stock                   509                463                (46)                    20                 19                (1)
                    --------           --------           --------                -------           --------           -------
 TOTAL EQUITY            615                565                (50)                    20                 19                (1)
                    --------           --------           --------                -------           --------           -------
        TOTAL
  TEMPORARILY
     IMPAIRED
   SECURITIES        $21,758            $20,290            $(1,468)                $5,971             $5,681             $(290)
                    --------           --------           --------                -------           --------           -------

                                                  2007
                                                  TOTAL
                           AMORTIZED              FAIR              UNREALIZED
                             COST                 VALUE               LOSSES
-----------------------------------------------------------------------------------
ABS                           $6,768               $6,249                $(519)
CMOs
 Agency backed                   330                  327                   (3)
 Non-agency backed               130                  128                   (2)
CMBS                           7,301                6,729                 (572)
Corporate                     10,908               10,337                 (571)
Government/Government
 agencies
 Foreign                         129                  127                   (2)
 United States                   143                  142                   (1)
MBS                              809                  794                  (15)
States,
 municipalities and
 political
 subdivisions                    572                  552                  (20)
Redeemable preferred
 stock                             4                    2                   (2)
                           ---------            ---------            ---------
         TOTAL FIXED
          MATURITIES          27,094               25,387               (1,707)
Common stock                     106                  102                   (4)
Non-redeemable
 preferred stock                 529                  482                  (47)
                           ---------            ---------            ---------
        TOTAL EQUITY             635                  584                  (51)
                           ---------            ---------            ---------
   TOTAL TEMPORARILY
 IMPAIRED SECURITIES         $27,729              $25,971              $(1,758)
                           ---------            ---------            ---------

As of December 31, 2007, fixed maturities, comprised of approximately 2,920 securities, accounted for approximately 97% of the Company's total unrealized loss amount. The remaining 3% primarily consisted of non-redeemable preferred stock in the financial services sector, the majority of which were in an unrealized loss position for less than six months. Other-than-temporary impairments for certain ABS and CMBS are recognized if the fair value of the security, as determined by external pricing sources, is less than its cost or amortized cost and there has been a decrease in the present value of the expected cash flows since the last reporting period. Based on management's best estimate of future cash flows, there were no such ABS and CMBS in an unrealized loss position as of December 31, 2007 that were deemed to be other-than-temporarily impaired.

Fixed maturity securities in an unrealized loss position for less than twelve months were comprised of approximately 1,850 securities. The majority of these securities are investment grade fixed maturities depressed due to changes in credit spreads from the date of purchase. As of December 31, 2007, 81% were securities priced at or greater than 90% of amortized cost. The remaining securities were primarily composed of CMBS, ABS, and corporate securities in the financial services sector, of which 78% had a credit rating of A or above as of December 31, 2007. The severity of the depression resulted from credit spread widening due to tightened lending conditions and the market's flight to quality securities.

Fixed maturity securities depressed for twelve months or more as of December 31, 2007 were comprised of approximately 1,160 securities, with the majority of the unrealized loss amount relating to CMBS, corporate fixed maturities within the financial services sector and ABS. A description of the events contributing to the security types' unrealized loss position and the factors considered in determining that recording an other-than-temporary impairment was not warranted are outlined below.

CMBS -- The CMBS in an unrealized loss position for twelve months or more as of December 31, 2007 were primarily the result of credit spreads widening from the security purchase date. The recent price depression resulted from widening credit spreads primarily due to tightened lending conditions and the market's flight to quality securities. However, commercial real estate fundamentals still appear strong with delinquencies, defaults and losses holding to relatively low levels. Substantially all of these securities are investment grade securities with an average price of 96% of amortized cost as of December 31, 2007. Future changes in fair value of these securities are primarily dependent on sector fundamentals, credit spread movements, and changes in interest rates.

CORPORATE -- Corporate securities in an unrealized loss position for twelve months or more as of December 31, 2007 were primarily the result of credit spreads widening from the security purchase date primarily due to tightened lending conditions and the market's flight to quality securities. Substantially all of these securities are investment grade securities with an average price of 96% of amortized cost. Future changes in fair value of these securities are primarily dependent on the extent of future issuer credit losses, return of liquidity, and changes in general market conditions, including interest rates and credit spread movements.

MORTGAGE LOANS

The carrying value of mortgage loans on real estate was $4.2 billion and $2.6 billion as of December 31, 2007 and 2006, respectively. The Company's mortgage loans are collateralized by a variety of commercial and agricultural properties. The mortgage loans are diversified both geographically throughout the United States and by property type. At December 31, 2007 and 2006, the Company held no impaired, restructured, delinquent or in-process-of-foreclosure mortgage loans. The Company had no valuation allowance for mortgage loans at December 31, 2007 and 2006.

The following table presents commercial mortgage loans by region and property type.

               COMMERCIAL MORTGAGE LOANS ON REAL ESTATE BY REGION

                                     DECEMBER 31, 2007                                 DECEMBER 31, 2006
                         CARRYING VALUE            PERCENT OF TOTAL        CARRYING VALUE            PERCENT OF TOTAL
------------------------------------------------------------------------------------------------------------------------
East North Central              $101                        2.4%                   $94                        3.6%
East South Central                --                         --                     --                         --
Middle Atlantic                  503                       12.1%                   470                       17.9%
Mountain                         101                        2.4%                    24                        0.9%
New England                      348                        8.4%                   166                        6.3%
Pacific                          959                       23.0%                   523                       19.9%
South Atlantic                   749                       18.0%                   551                       20.9%
West North Central                25                        0.6%                     6                        0.2%
West South Central               179                        4.3%                   100                        3.8%
Other (1)                      1,201                       28.8%                   697                       26.5%
                            --------                    -------               --------                    -------
               TOTAL          $4,166                      100.0%                $2,631                      100.0%
                            --------                    -------               --------                    -------

(1)  Includes multi-regional properties.

           COMMERCIAL MORTGAGE LOANS ON REAL ESTATE BY PROPERTY TYPE

                                     DECEMBER 31, 2007                                 DECEMBER 31, 2006
                      CARRYING VALUE               PERCENT OF TOTAL     CARRYING VALUE               PERCENT OF TOTAL
------------------------------------------------------------------------------------------------------------------------
Industrial                      $424                       10.2%                  $298                       11.3%
Lodging                          424                       10.2%                   413                       15.7%
Agricultural                     236                        5.7%                    58                        2.2%
Multifamily                      708                       17.0%                   250                        9.5%
Office                         1,550                       37.2%                 1,130                       43.0%
Retail                           702                       16.8%                   352                       13.4%
Other                            122                        2.9%                   130                        4.9%
                            --------                    -------               --------                    -------
               TOTAL          $4,166                      100.0%                $2,631                      100.0%
                            --------                    -------               --------                    -------

VARIABLE INTEREST ENTITIES ("VIE")

In the normal course of business, the Company becomes involved with variable interest entities primarily as a collateral manager and through normal investment activities. The Company's involvement includes providing investment management and administrative services, and holding ownership or other investment interests in the entities.

The following table summarizes the total assets, liabilities and maximum exposure to loss relating to VIEs for which the Company has concluded it is the primary beneficiary. Accordingly, the results of operations and financial position of these VIEs are included along with the corresponding minority interest liabilities in the accompanying consolidated financial statements.

                                     DECEMBER 31, 2007                                     DECEMBER 31, 2006
                    CARRYING                           MAXIMUM EXPOSURE   CARRYING                           MAXIMUM EXPOSURE
                    VALUE (1)       LIABILITY (2)         TO LOSS (3)     VALUE (1)       LIABILITY (2)         TO LOSS (3)
------------------------------------------------------------------------------------------------------------------------------
Collateralized
 loan obligations
 ("CLOs") and
 other funds (4)        $359             $199                 $171            $296             $167                 $136
Limited
 partnerships            309              121                  150             103               15                   75
Other investments
 (5)                      65               --                   81              --               --                   --
                       -----            -----                -----           -----            -----                -----
         TOTAL (6)      $733             $320                 $402            $399             $182                 $211
                       -----            -----                -----           -----            -----                -----

(1) The carrying value of CLOs and other funds and Other investments is equal to fair value. Limited partnerships are accounted for under the equity method.

(2) Creditors have no recourse against the Company in the event of default by the VIE.

(3) The maximum exposure to loss does not include changes in fair value or the Company's proportionate shares of earnings associated with limited partnerships accounted for under the equity method. The Company's maximum exposure to loss as of December 31, 2007 and 2006 based on the carrying value was $413 and $217, respectively. The Company's maximum exposure to loss as of December 31, 2007 and 2006 based on the Comany's initial co-investment or amortized cost basis was $402 and $211, respectively.

(4) The Company provides collateral management services and earns a fee associated with these structures.

(5) Other investments include investment structures that are backed by preferred securities.

(6) As of December 31, 2007 and 2006, the Company had relationships with six and four VIEs, respectively, where the Company was the primary beneficiary.

In addition to the VIEs described above, as of December 31, 2007, the Company held variable interests in four VIEs, where the Company is not the primary beneficiary and as a result, these are not consolidated by the Company. As of December 31, 2007, these VIEs included two collateralized bond obligations and two CLOs which are managed by HIMCO. These investments have been held by the Company for a period of one year. The maximum exposure to loss consisting of the Company's investments based on the amortized cost of the non-consolidated VIEs was approximately $100 as of December 31, 2007 For the year ended December 31, 2007 the Company recognized $1 of the maximum exposure to loss representing an other-than-temporary impairment recorded as a realized capital loss.

HIMCO is the collateral manager for four market value CLOs (included in the VIE discussion above) that invest in senior secured bank loans through total return swaps. For two of the CLOs, the Company has determined it is the primary beneficiary and accordingly consolidates the transactions. The maximum exposure to loss for these two consolidated CLOs, which is included in the "Collateral loan obligations and other funds" line in the table above, is $74 of which the Company has recognized a realized capital loss of $19. The Company is not the primary beneficiary for the remaining two CLOs, but maintains a significant involvement in the transactions. The maximum exposure to loss for these remaining two CLOs, included in the $100 in the preceding paragraph, is $14. The CLOs have triggers that allow the total return swap counterparty to terminate the transactions if the fair value of the aggregate referenced bank loan portfolio declines below a stated level.

DERIVATIVE INSTRUMENTS

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options to achieve one of four Company approved objectives: to hedge risk arising from interest rate, equity market, credit spread including issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions.

On the date the derivative contract is entered into, the Company designates the derivative as a fair-value hedge, cash-flow hedge, foreign-currency hedge, net investment hedge, or held for other investment and/or risk management purposes.

The Company's derivative transactions are used in strategies permitted under the derivatives use plans required by the State of Connecticut and the State of New York insurance departments.

Derivative instruments are recorded in the consolidated balance sheets at fair value. Asset and liability values are determined by calculating the net position, taking into account income accruals and cash collateral held, for each derivative counterparty by legal entity and are presented as of December 31, as follows:

                                         ASSET VALUES        LIABILITY VALUES
                                       2007         2006     2007          2006
--------------------------------------------------------------------------------
Other investments                       $446         $271      $ --         $ --
Reinsurance recoverables                 128           --        --           22
Other policyholder funds and
 benefits payable                          2          172       801           --
Consumer notes                            --           --         5            1
Other liabilities                         --           --       354          589
                                      ------       ------  --------       ------
                               TOTAL    $576         $443    $1,160         $612
                                      ------       ------  --------       ------

The following table summarizes the derivative instruments used by the Company and the primary hedging strategies to which they relate. Derivatives in the Company's separate accounts are not included because the associated gains and losses accrue directly to policyholders. The notional value of derivative contracts represents the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value amounts of derivative assets and liabilities are presented on a net basis as of December 31, 2007 and 2006. The total ineffectiveness of all cash-flow, fair-value and net investment hedges and total change in value of other derivative-based strategies which do not qualify for hedge accounting treatment, including periodic derivative net coupon settlements, are presented below on an after-tax basis for the years ended December 31, 2007 and 2006.

                                                                                                            HEDGE
                                                                                                      INEFFECTIVENESS,
                                                NOTIONAL AMOUNT             FAIR VALUE                    AFTER-TAX
HEDGING STRATEGY                             2007             2006      2007          2006          2007           2006
-------------------------------------------------------------------------------------------------------------------------------
CASH-FLOW HEDGES
Interest rate swaps
 Interest rate swaps are primarily used
 to convert interest receipts on
 floating-rate fixed maturity securities
 to fixed rates. These derivatives are
 predominantly used to better match cash
 receipts from assets with cash
 disbursements required to fund
 liabilities.
 Interest rate swaps are also used to
 hedge a portion of the Company's
 floating-rate guaranteed investment
 contracts. These derivatives convert
 the floating-rate guaranteed investment
 contract payments to a fixed rate to
 better match the cash receipts earned
 from the supporting investment
 portfolio.                                    $4,019          $4,560      $73          $(19)           $1             $(8)
Foreign currency swaps
 Foreign currency swaps are used to
 convert foreign denominated cash flows
 associated with certain foreign
 denominated fixed maturity investments
 to U.S. dollars. The foreign fixed
 maturities are primarily denominated in
 euros and are swapped to minimize cash
 flow fluctuations due to changes in
 currency rates. In addition, foreign
 currency swaps are also used to convert
 foreign denominated cash flows
 associated with certain liability
 payments to U.S. dollars in order to
 minimize cash flow fluctuations due to
 changes in currency rates.                     1,226           1,420     (269)         (318)           (1)             (4)
FAIR-VALUE HEDGES
Interest rate swaps
 Interest rate swaps are used to hedge
 the changes in fair value of certain
 fixed rate liabilities and fixed
 maturity securities due to changes in
 the benchmark interest rate, LIBOR.            3,594           3,303      (38)            7            --              --
Foreign currency swaps
 Foreign currency swaps are used to
 hedge the changes in fair value of
 certain foreign denominated fixed rate
 liabilities due to changes in foreign
 currency rates.                                  696             492       25            (9)           --              --
                                          -----------       ---------  -------       -------       -------       ---------
   TOTAL CASH-FLOW AND FAIR-VALUE HEDGES       $9,535          $9,775    $(209)        $(339)         $ --            $(12)
                                          -----------       ---------  -------       -------       -------       ---------

                                                                                                         DERIVATIVE
                                                                                                      CHANGE IN VALUE,
                                                NOTIONAL AMOUNT             FAIR VALUE                    AFTER-TAX
HEDGING STRATEGY                             2007             2006      2007          2006          2007           2006
-------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENT AND/OR RISK MANAGEMENT
 ACTIVITIES
Interest rate swaps, caps and floors
 The Company uses interest rate swaps,
 caps and floors to manage duration risk
 between assets and liabilities in
 certain portfolios. In addition, the
 Company enters into interest rate swaps
 to terminate existing swaps in hedging
 relationships, thereby offsetting the
 changes in value of the original swap.        $6,666          $4,911     $ --          $(15)          $15            $(27)
Interest rate forwards
 The Company uses interest rate forwards
 to replicate the purchase of
 mortgage-backed securities to manage
 duration risk and liquidity.                      --             644       --            (4)           (1)              5
Foreign currency swaps and forwards
 The Company enters into foreign
 currency swaps and forwards to hedge
 the foreign currency exposures in
 certain of its foreign fixed maturity
 investments.                                     199             162       (8)          (11)           (5)             (7)
Credit default and total return swaps
 The Company enters into credit default
 swap agreements in which the Company
 assumes credit risk of an individual
 entity, referenced index or asset pool.
 These contracts entitle the Company to
 receive a periodic fee in exchange for
 an obligation to compensate the
 derivative counterparty should a credit
 event occur on the part of the
 referenced security issuers. The
 maximum potential future exposure to
 the Company is the notional value of
 the swap contracts, which is $1,202 and
 $786, after-tax, as of December 31,
 2007 and 2006, respectively.                   1,849           1,209     (235)          (92)          (83)             20
 The Company also assumes credit risk
 through total return and credit index
 swaps which reference a specific index
 or collateral portfolio. The maximum
 potential future exposure to the
 Company for the credit index swaps is
 the notional value and for the total
 return swaps is the cash collateral
 associated with the transaction, which
 has termination triggers that limit
 investment losses. As of December 31,
 2007 and 2006, the maximum potential
 future exposure to the Company from
 such contracts is $639 and $707,
 after-tax, respectively.                       1,731           1,629      (62)            1           (48)              1

                                                                                                         DERIVATIVE
                                                                                                      CHANGE IN VALUE,
                                                NOTIONAL AMOUNT             FAIR VALUE                    AFTER-TAX
HEDGING STRATEGY                             2007             2006      2007          2006          2007           2006
-------------------------------------------------------------------------------------------------------------------------------
 The Company enters into credit default
 swap agreements, in which the Company
 reduces credit risk to an individual
 entity. These contracts require the
 Company to pay a derivative
 counterparty a periodic fee in exchange
 for compensation from the counterparty
 should a credit event occur on the part
 of the referenced security issuer. The
 Company entered into these agreements
 as an efficient means to reduce credit
 exposure to specified issuers or
 sectors.                                      $3,494          $1,882      $56           $(8)          $38             $(6)
Yen fixed annuity hedging instruments
 The Company enters into currency rate
 swaps and forwards to mitigate the
 foreign currency exchange rate and yen
 interest rate exposures associated with
 the yen denominated individual fixed
 annuity product. The associated
 liability is adjusted for changes in
 spot rates which was $(66) and $12,
 after-tax, as of December 31, 2007 and
 2006, respectively, and offsets the
 derivative.                                    1,849           1,869     (115)         (225)           34             (64)
GMWB product derivatives
 The Company offers certain variable
 annuity products with a GMWB rider. The
 GMWB is a bifurcated embedded
 derivative that provides the
 policyholder with a GRB if the account
 value is reduced to zero through a
 combination of market declines and
 withdrawals. The GRB is generally equal
 to premiums less withdrawals. The
 policyholder also has the option, after
 a specified time period, to reset the
 GRB to the then-current account value,
 if greater. The notional value of the
 embedded derivative is the GRB balance.
 For a further discussion, see the
 Derivative Instruments section of Note
 2.                                            44,852          37,769     (707)           53          (430)             79
GMWB reinsurance contracts
 Reinsurance arrangements are used to
 offset the Company's exposure to the
 GMWB embedded derivative for the lives
 of the host variable annuity contracts.
 The notional amount of the reinsurance
 contracts is the GRB amount.                   6,579           7,172      128           (22)           83             (19)
GMWB hedging instruments
 The Company enters into derivative
 contracts to economically hedge
 exposure to the volatility associated
 with the portion of the GMWB
 liabilities which are not reinsured.
 These derivative contracts include
 customized swaps, interest rate swaps
 and futures, and equity swaps, put and
 call options, and futures, on certain
 indices including the S&P 500 index,
 EAFE index, and NASDAQ index.                 21,357           8,379      642           346           167             (77)

                                                                                                         DERIVATIVE
                                                                                                      CHANGE IN VALUE,
                                                NOTIONAL AMOUNT             FAIR VALUE                    AFTER-TAX
HEDGING STRATEGY                             2007             2006      2007          2006          2007           2006
-------------------------------------------------------------------------------------------------------------------------------
Guaranteed minimum benefit product
 reinsurance contracts
 Reinsurance arrangements are used to
 offset the Company's exposure to the
 GMIB and GMAB embedded derivatives for
 the lives of the host variable annuity
 contracts. The reinsurance contracts
 are accounted for as free-standing
 derivative contracts. The notional
 amount of the reinsurance contracts is
 the yen denominated GRB balance value
 converted at the year-end yen to U.S.
 dollar foreign spot exchange rate.           $18,065         $11,304     $(70)         $119         $(101)           $(35)
Equity index swaps and options
 The Company offers certain equity
 indexed products, which may contain an
 embedded derivative that requires
 bifurcation. The Company enters into
 S&P index swaps and options to
 economically hedge the equity
 volatility risk associated with these
 embedded derivatives. In addition, the
 Company is exposed to bifurcated
 options embedded in certain fixed
 maturity investments.                            149              25      (22)           (1)            1              --
Statutory reserve hedging instruments
 The Company purchases one and two year
 S&P 500 put option contracts to
 economically hedge the statutory
 reserve impact of equity risk arising
 primarily from GMDB and GMWB
 obligations against a decline in the
 equity markets.                                  661           2,220       18            29           (14)             (9)
Coinsurance and modified coinsurance
 reinsurance contract
 During 2007, a subsidiary insurance
 company entered into a coinsurance with
 funds withheld and modified coinsurance
 reinsurance agreement ("Agreement")
 with an affiliate reinsurance company
 to provide statutory surplus relief for
 certain life insurance policies. The
 Agreement is accounted for as a
 financing transaction for GAAP and
 includes a compound embedded
 derivative.                                      655              --       --            --            --              --
      TOTAL OTHER INVESTMENT AND/OR RISK
                   MANAGEMENT ACTIVITIES     $108,106         $79,175    $(375)         $170         $(344)          $(139)
                                          -----------       ---------  -------       -------       -------       ---------
                   TOTAL DERIVATIVES (1)     $117,641         $88,950    $(584)        $(169)        $(344)          $(151)
                                          -----------       ---------  -------       -------       -------       ---------

(1) Derivative change in value includes hedge ineffectiveness for cash-flow and fair-value hedges and total change in value, including periodic derivative net coupon settlements, of derivatives held for other investment and/or risk management activities.

The increase in notional amount since December 31, 2006, is primarily due to an increase in embedded derivatives associated with the GMWB rider, an increase in the related GMWB hedging derivatives, and an increase in the guaranteed minimum benefit riders reinsured from a related party. The Company offers certain variable annuity products with a GMWB rider, which is accounted for as an embedded derivative. For further discussion on the GMWB rider, refer to Note 8 of Notes to Consolidated Financial Statements. For further discussion of the internal reinsurance of the guaranteed minimum benefit riders, including GMIB and GMAB products, which are accounted for as free standing derivatives, refer to Note 8 and Note 16 of Notes to Consolidated Financial Statements.

The increase in notional of GMWB embedded derivatives is primarily due to additional product sales. The increase in notional of GMWB hedging derivatives primarily related to two customized swap contracts that were entered into during 2007 to hedge certain risk components for the remaining term of certain blocks of non-reinsured GMWB riders. These customized derivative contracts provide protection from capital markets risks based on policyholder behavior assumptions as specified by the Company. As of December 31, 2007, these swaps had a notional value of $12.8 billion and a market value of $50. Due to the significance of the non-observable inputs associated with pricing these derivatives, the initial difference between the transaction price and modeled value was deferred in accordance with EITF No. 02-3 "Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities" and included in Other Assets in the Condensed Consolidated Balance Sheets. The deferred loss of $51 will be recognized in retained earnings upon the adoption of SFAS 157. In addition, the change in value of the customized derivatives due to the initial adoption of SFAS 157 of $35 will also be recorded in retained earnings with subsequent changes in fair value recorded in net realized capital gains (losses).

The increase in notional of the reinsurance of guaranteed minimum benefit riders is primarily due GMIB product sales as well as depreciation of the U.S. dollar compared to the yen. Also contributing to the increase is a new reinsurance agreement entered into effective September 30, 2007, related to the GMAB rider, which is also accounted for as a free-standing derivative.

The decrease in net fair value of derivative instruments since December 31, 2006, was primarily related to GMWB related derivatives, the internal reinsurance contract associated with GMIB, and credit derivatives, partially offset by the Japanese fixed annuity hedging instruments, interest rate derivatives, and foreign currency swaps. The GMWB related derivatives decreased in value primarily due to liability model assumption updates and modeling refinements made during the year, including those for dynamic lapse behavior and correlations of market returns across underlying indices as well as those to reflect newly reliable market inputs for volatility. The internal reinsurance contract associated with GMIB decreased in value primarily as a result of liability model refinements, a decrease in interest rates, and changes in equity volatility levels. Credit derivatives, including credit default swaps, credit index swaps, and bank loan total return swaps, declined in value due to credit spreads widening. Credit spreads widened primarily due to the deterioration in the U.S. housing market, tightened lending conditions, the market's flight to quality securities, as well as increased likelihood of a U.S. recession. The Japanese fixed annuity contract hedging instruments increased in value primarily due to appreciation of the Japanese yen in comparison to the U.S. dollar. Interest rate derivatives increased in value primarily due to the decline in interest rates. The fair value of foreign currency swaps hedging foreign bonds increased primarily as a result of the sale of certain swaps that were in loss positions due to the weakening of the U.S. dollar in comparison to certain foreign currencies.

The total change in value for derivative-based strategies that do not qualify for hedge accounting treatment ("non-qualifying strategies"), including periodic derivative net coupon settlements, are reported in net realized capital gains (losses). For the years ended December 31, 2007 and 2006, these non-qualifying strategies resulted in after-tax net losses of $(344) and $(139), respectively. For the year ended December 31, 2007, net losses were primarily comprised of net losses on the GMWB related derivatives, net losses on credit derivatives, and net losses associated with the internal reinsurance of GMIB. The net losses on the GMWB rider embedded derivatives were primarily due to liability model assumption updates and modeling refinements made during the year, including those for dynamic lapse behavior and correlations of market returns across underlying indices, as well as other assumption updates made during the second quarter to reflect newly reliable market inputs for volatility. The net losses on credit derivatives, including credit default swaps, credit index swaps, and total return swaps, were due to credit spreads widening. The net losses associated with the internal reinsurance of GMIB were primarily driven by liability model refinements, a decrease in interest rates, and changes in equity volatility levels. For the year ended December 31, 2006, losses were largely comprised of losses on the reinsurance of GMIB, net losses on GMWB rider and hedging derivatives primarily driven by modeling refinements, net losses on interest rate derivatives due to an increase in interest rates, and net losses on the Japanese fixed annuity hedging instruments primarily due to an increase in Japan interest rates.

As of December 31, 2007 and 2006, the after-tax deferred net (losses) on derivative instruments recorded in accumulated other comprehensive income (loss) ("AOCI") that are expected to be reclassified to earnings during the next twelve months are $(16) and $(8), respectively. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to interest income over the term of the investment cash flows. For the year ended December 31, 2007 and 2006, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.

For the year ended December 31, 2005, after-tax net gains (losses) representing the total ineffectiveness of all cash-flow hedges was $(6) and fair-value hedges was $2, while there were no net gains (losses) on net investment hedges.

SECURITIES LENDING AND COLLATERAL ARRANGEMENTS

The Company participates in securities lending programs to generate additional income, whereby certain domestic fixed income securities are loaned for a specified period of time from the Company's portfolio to qualifying third parties, via two lending agents. Borrowers of these securities provide collateral of 102% of the market value of the loaned securities. Acceptable collateral may be in the form of cash or U.S. Government securities. The market value of the loaned securities is monitored and additional collateral is obtained if the market value of the collateral falls below 100% of the market value of the loaned securities. Under the terms of securities lending programs, the lending agent indemnifies the Company against borrower defaults. As of December 31, 2007 and 2006, the fair value of the loaned securities was approximately $2.1 billion and $1.6 billion, respectively, and was included in fixed maturities, equities, available for sale, and short-term investments in the consolidated balance sheets. The Company earns income from the cash collateral or receives a fee from the borrower. The Company recorded before-tax income from securities lending transactions, net of lending fees, of $6 and $2 for the years ended December 31, 2007 and 2006, respectively, which was included in net investment income.

The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2007 and 2006, collateral pledged having a fair value of $355 and $441, respectively, was included in fixed maturities in the consolidated balance sheets.

The classification and carrying amount of the loaned securities and the collateral pledged at December 31, 2007 and 2006, were as follows:

                                            2007      2006
------------------------------------------------------------
LOANED SECURITIES AND COLLATERAL PLEDGED
ABS                                             $4        $3
CMO                                             21        --
CMBS                                           244       169
Corporate                                    1,554     1,339
MBS                                            221       152
Government/Government Agencies
 Foreign                                        14         4
 United States                                 303       327
Short-term                                       1        --
Preferred stock                                 53        --
                                          --------  --------
                                   TOTAL    $2,415    $1,994
                                          --------  --------

As of December 31, 2007 and 2006, the Company had accepted collateral relating to securities lending programs and collateral arrangements consisting of cash, U.S. Government and U.S. Government agency securities with a fair value of $3.3 billion and $1.8 billion, respectively. At December 31, 2007 and 2006, cash collateral of $3.1 billion and $1.6 billion, respectively, was invested and recorded in the consolidated balance sheets in fixed maturities with a corresponding amount predominately recorded in other liabilities. At December 31, 2007 and 2006, cash received from derivative counterparties of $175 and $109, respectively, was netted against the derivative assets values in accordance with FSP FIN 39-1 and recorded in other assets. For further discussion on the adoption of FSP FIN 39-1, see Note 2. The Company is only permitted by contract to sell or repledge the noncash collateral in the event of a default by the counterparty. The Company incurred no counterparty default for the years ended December 31, 2007 and 2006. As of December 31, 2007 and 2006, noncash collateral accepted was held in separate custodial accounts.

SECURITIES ON DEPOSIT WITH STATES

The Company is required by law to deposit securities with government agencies in states where it conducts business. As of December 31, 2007 and 2006, the fair value of securities on deposit was approximately $14 and $9, respectively.

4. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107 "Disclosure about Fair Value of Financial Instruments", requires disclosure of fair value information of financial instruments.

For certain financial instruments where quoted market prices are not available, other independent valuation techniques and assumptions are used. Because considerable judgment is used, these estimates are not necessarily indicative of amounts that could be realized in a current market exchange. SFAS No. 107 excludes certain financial instruments from disclosure, including insurance contracts other than financial guarantees and investment contracts.

The Company uses the following methods and assumptions in estimating the fair value of each class of financial instrument. Fair value for fixed maturities and marketable equity securities approximates those quotations published by applicable stock exchanges or received from other reliable sources.

For policy loans and short-term investments, carrying amounts approximate fair value.

Fair value of other investments, which primarily consist of partnership investments, is based on external market valuations from partnership management.

For mortgage loans on real estate, fair values were estimated using discounted cash flow calculations based on current incremental lending rates for similar type loans.

Derivative instruments are reported at fair value based upon either pricing valuation models, which utilize market data inputs and that are obtained from independent third parties or independent broker quotations.

Other policyholder funds and benefits payable fair value information is determined by estimating future cash flows, discounted at the current market rate. For further discussion of other policyholder funds and derivatives, see
Note 1.

Fair value of consumer notes is based on discounted cash flow calculations based on the current market rates.

The carrying amount and fair values of the Company's financial instruments as of December 31, 2007 and 2006 were as follows:

                                        2007                          2006
                               CARRYING            FAIR       CARRYING          FAIR
                                AMOUNT             VALUE       AMOUNT           VALUE
----------------------------------------------------------------------------------------------
ASSETS
 Fixed maturities                $45,611          $45,611      $44,646          $44,646
 Equity securities                   722              722      276              276
 Policy loans                      2,016            2,016      2,009            2,009
 Mortgage loans on real
  estate                           4,166            4,169      2,631            2,619
 Short-term investments              752              752      694              694
 Other investments (1)               480              480      273              273
LIABILITIES
 Other policyholder funds
  and benefits payable
  (2)                            $15,148          $15,097      $13,931          $13,186
 Consumer notes                      809              814      258              260
                               ---------          -------      --                --

(1) 2007 and 2006 includes $446 and $271 of derivative related assets, respectively.

(2) Excludes universal life insurance contracts, including corporate owned life insurance.

5. REINSURANCE

The Company cedes insurance to other insurers in order to limit its maximum losses to diversify its exposures and provide surplus relief. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers and is a member of and participates in several reinsurance pools and associations. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. As of December 31, 2007and 2006, the Company had no reinsurance recoverables and related concentrations of credit risk greater than 10% of the Company's stockholder's equity.

In accordance with normal industry practice, the Company is involved in both the cession and assumption of insurance with other insurance and reinsurance companies. As of December 31, 2007, the Company's policy for the largest amount retained on any one life doubled from $5 to $10 compared to the corresponding 2006 and 2005 periods.

Insurance fees, earned premiums and other were comprised of the following:

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2007           2006           2005
--------------------------------------------------------------------------------
Gross fee income, earned premiums
 and other                             $5,173         $4,360         $4,019
Reinsurance assumed                        13             19             39
Reinsurance ceded                        (694)          (719)          (798)
                                     --------       --------       --------
NET FEE INCOME, EARNED PREMIUMS AND
                              OTHER    $4,492         $3,660         $3,260
                                     --------       --------       --------

The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements. Yearly renewable term and coinsurance arrangements result in passing all or a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. Modified coinsurance is similar to coinsurance except that the cash and investments that support the liabilities for contract benefits are not transferred to the assuming company, and settlements are made on a net basis between the companies. Coinsurance with funds withheld is a form of coinsurance except that the investment assets that support the liabilities are withheld by the ceding company.

In addition, the Company reinsures the majority of minimum death benefit guarantees as well as guaranteed minimum withdrawal benefits, on contracts issued prior to July 2003, offered in connection with its variable annuity contracts.

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance contracts, which reduce death and other benefits were $285, $241 and $378 for the years ended December 31, 2007, 2006 and 2005, respectively. The Company also assumes reinsurance from other insurers.

The Company maintains certain reinsurance agreements with HLA, whereby the Company cedes both group life and group accident and health risk. Under these treaties, the Company ceded group life premium of $132, $166 and $130 in 2007, 2006 and 2005, respectively, and accident and health premium of $243, $259 and $221, respectively, to HLA.

6. DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

Changes in deferred policy acquisition costs and present value of future profits is as follows:

                                       2007           2006           2005
--------------------------------------------------------------------------------
BALANCE, JANUARY 1, BEFORE
 CUMULATIVE EFFECT OF ACCOUNTING
 CHANGE, PRE-TAX                      $ 7,334        $ 7,101        $ 6,453
Cumulative effect of accounting
 change, pre-tax (SOP05-1)                (20)            --             --
BALANCE, JANUARY 1, AS ADJUSTED         7,314          7,101          6,453
Capitalization                          1,400          1,351          1,226
Amortization -- Deferred policy
 acquisitions costs and present
 value of future profits                 (817)        (1,033)          (945)
AMORTIZATION -- UNLOCK, PRE-TAX (1)       302           (142)            --
Adjustments to unrealized gains and
 losses on securities
 available-for-sale and other             194             57            367
                                     --------       --------       --------
BALANCE, DECEMBER 31                   $8,393         $7,334         $7,101
                                     --------       --------       --------

(1) For a discussion of unlock effects, see Unlock Results in Note 1.

Estimated future net amortization expense of present value of future profits for the succeeding five years is as follows.

For the years ended December 31,
--------------------------------------------------------------------------------
2008                                                                         $27
2009                                                                         $27
2010                                                                         $25
2011                                                                         $23
2012                                                                         $22
--------------------------------------------------------------------------------

7. GOODWILL AND OTHER INTANGIBLE ASSETS

As of December 31, 2007 and December 31, 2006, the carrying amount of goodwill for the Company's Retail Products segment was $85 and for the Company's Individual Life segment was $101.

The Company's goodwill impairment test performed in accordance with SFAS No. 142 "Goodwill and Other Intangible Assets", resulted in no write-downs for the years ended December 31, 2007 and 2006.

For a discussion of present value of future profits that continue to be subject to amortization and aggregate amortization expense, see Note 6.

8. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES

The Company records the variable portion of individual variable annuities, 401(k), institutional, 403(b)/457, private placement life and variable life insurance products within separate account assets and liabilities, which are reported at fair value. Separate account assets are segregated from other investments. Investment income and gains and losses from those separate account assets, which accrue directly to, and whereby investment risk is borne by the policyholder, are offset by the related liability changes within the same line item in the consolidated statements of operations. The fees earned for administrative and contract holder maintenance services performed for these separate accounts are included in fee income. During 2007, 2006 and 2005 there were no gains or losses on transfers of assets from the general account to the separate account.

Many of the variable annuity and universal life ("UL") contracts issued or reinsured by the Company offer various guaranteed minimum death and withdrawal benefits and UL secondary guarantee benefits. UL secondary guarantee benefits ensure that your policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. Guaranteed minimum death benefits are offered in various forms as described in further detail throughout this Note. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Changes in the gross guaranteed minimum death benefit ("GMDB") and UL secondary guarantee benefits sold with annuity and/or UL products accounted for and collectively known as "SOP 03-1 reserve liabilities" are as follows:

                                                                UL SECONDARY
                                               GMDB (1)        GUARANTEES (1)
--------------------------------------------------------------------------------
LIABILITY BALANCE AS OF JANUARY 1, 2007          $ 476                 7
Incurred                                           144                12
Unlock                                              (4)               --
Paid                                               (85)               --
                                                ------               ---
LIABILITY BALANCE AS OF DECEMBER 31, 2007         $531                19
                                                ------               ---

(1) The reinsurance recoverable asset related to the GMDB was $325 as of December 31, 2007. The reinsurance recoverable asset related to the UL Secondary Guarantees was $10 as of December 31, 2007.

                                                                UL SECONDARY
                                               GMDB (1)        GUARANTEES (1)
--------------------------------------------------------------------------------
LIABILITY BALANCE AS OF JANUARY 1, 2006          $ 158                 5
Incurred                                           130                 2
Unlock                                             294                --
Paid                                              (106)               --
                                                ------               ---
LIABILITY BALANCE AS OF DECEMBER 31, 2006         $476                 7
                                                ------               ---

(1) The reinsurance recoverable asset related to the GMDB was $316 as of December 31, 2006. The reinsurance recoverable asset related to the UL Secondary Guarantees was $6 as of December 31, 2006.

The net SOP 03-1 reserve liabilities are established by estimating the expected value of net reinsurance costs and death benefits in excess of the projected account balance. The excess death benefits and net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments. The SOP 03-1 reserve liabilities are recorded in Future Policy Benefits on the Company's balance sheet. Changes in the SOP 03-1 liabilities are recorded in benefits, losses and loss adjustment expenses in the Company's statement of income. In a manner consistent with the Company's accounting policy for deferred acquisition costs, the Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised. As described within the Unlock Results in Note 1, the Company unlocked its assumptions related to its SOP 03-1 reserves during the third quarter of 2007 and the fourth quarter of 2006.

The determination of the SOP 03-1 reserve liabilities and their related reinsurance recoverables, are based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following assumptions were used as of December 31, 2007:

GMDB:

- 1000 stochastically generated investment performance scenarios for all issue years

- For all issue years, the weighted average return is 8% after fund fees, but before mortality and expense charges; it varies by asset class with a low of 3% for cash and a high of 11% for aggressive equities.

- Discount rate of 7.5% for issue year 2002 & prior; discount rate of 7% for issue year 2003 & 2004 and discount rate of 5.6% for issue year 2005 -- 2007.

- Volatilities also vary by asset class with a low of 1% for cash, a high of 15% for aggressive equities, and a weighted average of 12%.

- 100% of the Hartford experience mortality table was used for the mortality assumptions

- Lapse rates by calendar year vary from a low of 8% to a high of 13%, with an average of 11%

UL SECONDARY GUARANTEES:

- Discount rate of 4.75% for issue year 2004, discount rate of 4.50% for issue year 2005 & 2006, and discount rate of 4.25% for issue year 2007.

-   100% of the Hartford pricing mortality table for mortality assumptions.

- Lapse rates for single life policies average 3% in policy years 1-10, declining to 0% by age 95. Lapse rate for last survivor policies is 0.4%.

The following table provides details concerning GMDB exposure:

 BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY GMDB TYPE AT DECEMBER 31, 2007

                                                                                           RETAINED          WEIGHTED AVERAGE
                                                       ACCOUNT        NET AMOUNT          NET AMOUNT          ATTAINED AGE OF
                                                        VALUE          AT RISK             AT RISK               ANNUITANT
---------------------------------------------------------------------------------------------------------------------------------
Maximum anniversary value (MAV) (1)
MAV only                                                 $47,463         $3,557               $419                   65
With 5% rollup (2)                                         3,360            285                 67                   64
With Earnings Protection Benefit Rider (EPB) (3)           5,463            530                 85                   62
With 5% rollup & EPB                                       1,333            155                 30                   64
Total MAV                                                 57,619          4,527                601
Asset Protection Benefit (APB) (4)                        42,489            446                242                   62
Lifetime Income Benefit (LIB) (5)                         10,273             25                 25                   62
Reset (6) (5-7 years)                                      6,132             80                 80                   66
Return of Premium (7)/Other                               10,321             28                 28                   54
                                                     -----------       --------             ------                  ---
                                              TOTAL     $126,834         $5,106               $976                   63
                                                     -----------       --------             ------                  ---

(1) MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

(2) Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

(3) EPB: the death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract's growth. The contract's growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

(4) APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

(5) LIB: the death benefit is the greatest of current account value or MAV, net premiums paid, or a benefit amount that ratchets over time, generally based on market performance.

(6) Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

(7) Return of premium: the death benefit is the greater of current account value and net premiums paid.

The Company offers certain variable annuity products with a GMWB rider. The GMWB provides the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to zero through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. However, annual withdrawals that exceed a specific percentage of the premiums paid may reduce the GRB by an amount greater than the withdrawals and may also impact the guaranteed annual withdrawal amount that subsequently applies after the excess annual withdrawals occur. For certain of the withdrawal benefit features, the policyholder also has the option, after a specified time period, to reset the GRB to the then-current account value, if greater. In addition, the Company has introduced features, for contracts issued beginning in the fourth quarter of 2005, that allow policyholders to receive the guaranteed annual withdrawal amount for as long as they are alive. Through this feature, the policyholder or their beneficiary will receive the GRB and the GRB is reset on an annual basis to the maximum anniversary account value subject to a cap.

The GMWB represents an embedded derivative in the variable annuity contracts that is required to be reported separately from the host variable annuity contract. The GMIB and GMAB reinsurance represent free-standing derivatives and are carried at fair value and reported in other policyholder funds. See Note 16 for additional disclosure concerning reinsurance agreements. The fair value of the GMWB obligation, as well as the GMIB and GMAB obligations, assumed from a related party are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, best estimate assumptions and stochastic techniques under a variety of market return scenarios are used. Estimating these cash flows involves numerous estimates including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the current LIBOR forward curve rates; market volatility assumptions for each underlying index based primarily on a blend of observed market

"implied volatility"; correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date; and current risk-free spot rates as represented by the current LIBOR spot curve to determine the present value of expected future cash flows produced in the stochastic projection process. As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions. In addition, management regularly evaluates the valuation model, incorporating emerging valuation techniques where appropriate, including drawing on the expertise of market participants and valuation experts. During, the second quarter of 2007, the Company reflected newly reliable market inputs for volatility on Standard and Poor's ("S&P") 500, National Association of Securities Dealers Automated Quotations ("NASDAQ") and Europe, Australasia and Far East ("EAFE") index options.

As of December 31, 2007 and December 31, 2006, the embedded derivative (liability) asset recorded for GMWB, before reinsurance or hedging, was $(707) and $53, respectively. During 2007, 2006 and 2005 the change in value of the GMWB, before reinsurance and hedging, reported in realized gains (losses) was $(661), $121and ($64), respectively. Included in the realized gain (loss) for the years ended December 31, 2007 and 2006 were liability model refinements, changes in policyholder behavior assumptions and changes in other assumptions to reflect newly reliable market inputs for volatility of a net $(234) and $(2), respectively.

As of December 31, 2007 and 2006, $46.3 billion, or 82%, and $37.3 billion, or 77%, respectively, of account value representing substantially all of the contracts written after July 2003 with the GMWB feature, were unreinsured. In order to minimize the volatility associated with the unreinsured GMWB liabilities, the Company has established a risk management strategy. During the second and third quarter of 2007, as part of the Company's risk management strategy, the Company purchased two customized swap contracts which hedge certain capital market risk components for the remaining term of certain blocks of the non-reinsured GMWB riders. As of December 31, 2007, these swaps had a notional value of $12.8 billion. These customized derivative contracts provide protection from capital markets risks based on policyholder behavior assumptions as specified by the Company. The Company also uses other derivative instruments to hedge its unreinsured GMWB exposure including interest rate futures, S&P 500 and NASDAQ index options and futures contracts and EAFE Index swaps to hedge GMWB exposure to international equity markets. The total (reinsured and unreinsured) GRB as of December 31, 2007 and 2006 was $44.8 billion and $37.8 billion, respectively.

A contract is 'in the money' if the contract holder's GRB is greater than the account value. For contracts that were 'in the money' the Company's exposure, after reinsurance, as of December 31, 2007 and 2006, was $139 and $8, respectively. However, the only ways the contract holder can monetize the excess of the GRB over the account value of the contract is upon death or if their account value is reduced to zero through a combination of a series of withdrawals that do not exceed a specific percentage of the premiums paid per year and market declines. If the account value is reduced to zero, the contract holder will receive a period certain annuity equal to the remaining GRB. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis, the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $139.

Account balances of contracts with guarantees were invested in variable separate accounts as follows:

                                      AS OF                      AS OF
                                  DECEMBER 31,               DECEMBER 31,
                                      2007                       2006
--------------------------------------------------------------------------------
ASSET TYPE
Equity securities                     $109,354                   $104,687
Cash and cash equivalents                9,975                      8,931
                                   -----------                -----------
                     TOTAL            $119,329                   $113,618
                                   -----------                -----------

As of December 31, 2007, approximately 12% of the equity securities above were invested in fixed income securities through these funds and approximately 88% were invested in equity securities.

9. SALES INDUCEMENTS

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual and group annuity products. The expense associated with offering a bonus is deferred and amortized over the life of the related contract in a pattern consistent with the amortization of deferred policy acquisition costs. Amortization expense associated with expenses previously deferred is recorded over the remaining life of the contract. Consistent with the Company's unlock, the Company unlocked the amortization of the sales inducement asset. See Note 1, for more information concerning the unlock.

Changes in deferred sales inducement activity were as follows for the years ended December 31,:

                                                         2007         2006
--------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                              $397         $359
Cumulative effect of accounting change, pre-tax (SOP
 05-1)                                                      (1)          --
BALANCE, JANUARY 1, AS ADJUSTED                            396          359
Sales inducements deferred                                  97           84
Unlock                                                     (15)           4
Amortization charged to income                             (33)         (50)
                                                        ------       ------
BALANCE, END OF PERIOD                                    $445         $397
                                                        ------       ------

10. COMMITMENTS AND CONTINGENCIES

LITIGATION

The Company is involved in claims litigation arising in the ordinary course of business, both as a liability insurer defending or providing indemnity for third-party claims brought against insureds and as an insurer defending coverage claims brought against it. The Company accounts for such activity through the establishment of unpaid loss and loss adjustment expense reserves. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.

The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. These actions include, among others, putative state and federal class actions seeking certification of a state or national class. Such putative class actions have alleged, for example, improper sales practices in connection with the sale of life insurance and other investment products; and improper fee arrangements in connection with mutual funds and structured settlements. The Company also is involved in individual actions in which punitive damages are sought, such as claims alleging bad faith in the handling of insurance claims. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

BROKER COMPENSATION LITIGATION -- Following the New York Attorney General's filing of a civil complaint against Marsh & McLennan Companies, Inc., and Marsh, Inc. (collectively, "Marsh") in October 2004 alleging that certain insurance companies, including The Hartford, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them, private plaintiffs brought several lawsuits against The Hartford predicated on the allegations in the Marsh complaint, to which The Hartford was not party. Among these is a multidistrict litigation in the United States District Court for the District of New Jersey. There are two consolidated amended complaints filed in the multidistrict litigation, one related to conduct in connection with the sale of property-casualty insurance and the other related to alleged conduct in connection with the sale of group benefits products. The Company is named in the group benefits products complaint. The complaints assert, on behalf of a putative class of persons who purchased insurance through broker defendants, claims under the Sherman Act, the Racketeer Influenced and Corrupt Organizations Act ("RICO"), state law, and in the case of the group benefits products complaint, claims under ERISA. The claims are predicated upon allegedly undisclosed or otherwise improper payments of contingent commissions to the broker defendants to steer business to the insurance company defendants. . The district court has dismissed the Sherman Act and RICO claims in both complaints for failure to state a claim and has granted the defendants' motions for summary judgment on the ERISA claims in the group-benefits products complaint . The district court further has declined to exercise supplemental jurisdiction over the state law claims, has dismissed those state law claims without prejudice, and has closed both cases. The plaintiffs have appealed the dismissal of the Sherman Act, RICO and ERISA claims.

REGULATORY DEVELOPMENTS

On July 23, 2007, The Hartford entered into an agreement (the "Agreement") with the New York Attorney General's Office, the Connecticut Attorney General's Office, and the Illinois Attorney General's Office to resolve (i) the previously disclosed investigations by these Attorneys General regarding, among other things, The Hartford's compensation agreements with brokers, alleged participation in arrangements to submit inflated bids, sale of fixed and individual annuities used to fund structured settlements, and marketing and sale of individual and group variable annuity products and (ii) the previously disclosed investigation by the New York Attorney General's Office of aspects of The Hartford's variable annuity and mutual fund operations related to market timing. In light of the Agreement, the Staff of the Securities and Exchange Commission has informed The Hartford that it has determined to conclude its previously disclosed investigation into market timing without taking any action. Under the terms of the Agreement, The Hartford paid $115, of which $84 represents restitution for market timing, $5 represents restitution for issues relating to the compensation of brokers, and $26 is a civil penalty.

Hartford Life recorded charges of $54, after-tax, in the aggregate, none of which was attributed to the Company, through the first quarter of 2007 to establish a reserve for the market timing matters and, based on the settlement discussed above, Hartford Life recorded an additional charge of $21, after-tax, in the second quarter of 2007. In the second quarter of 2007, $75, after-tax, representing all of the charges that had been recorded at Hartford Life, was attributed to and recorded at the Company.

LEASES

The rent paid to Hartford Fire for operating leases entered into by the Company was $27, $35 and $35 for the years ended December 31, 2007, 2006 and 2005, respectively. Included in Hartford Fire's operating leases are the principal executive offices of Hartford Life Insurance Company, together with its parent, which are located in Simsbury, Connecticut. Rental expense for the facility located in Simsbury, Connecticut, which expires on December 31, 2007, as this operating lease will be replaced by a capital lease between its parent Company HLA and Hartford Fire Insurance Company, amounted to approximately $6, $27 and $27 for the years ended December 31, 2007, 2006 and 2005, respectively.

Future minimum rental commitments on all operating leases are as follows:

2008                                                                         $17
2009                                                                          11
2010                                                                           8
2011                                                                           5
2012                                                                           2
Thereafter                                                                     2
                                                                            ----
                                                                     TOTAL  $ 45
                                                                            ----

TAX MATTERS

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). The IRS began its audit of the 2002-2003 tax years in 2005 and the Company expects the audit to be concluded in early 2008. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.

The separate account dividends received deduction ("DRD") is estimated for the current year using information from the prior year-end, adjusted for current year equity market performance. The estimated DRD is generally updated in the third quarter for the provision-to-filed-return adjustments, and in the fourth quarter based on current year ultimate mutual fund distributions and fee income from the Company's variable insurance products. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received by the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains at the mutual fund level and the Company's taxable income before the DRD. The Company recorded benefits of $155, $174 and $184 related to the separate account DRD in the year ended December 31, 2007, December 31, 2006 and December 31, 2005, respectively. The 2007 benefit included a tax of $1 related to a true-up of the prior year tax return, the 2006 benefit included a benefit of $6 related to true-ups of prior years' tax returns and the 2005 benefit included a benefit of $3 related to a true-up of the prior year tax return

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the DRD on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. Management believes that it is highly likely that any such regulations would apply prospectively only.

The Company receives a foreign tax credit ("FTC") against its U.S. tax liability for foreign taxes paid by the Company including payments from its separate account assets. The separate account FTC is estimated for the current year using information from the most recent filed return, adjusted for the change in the allocation of separate account investments to the international equity markets during the current year. The actual current year FTC can vary from the estimates due to actual FTCs passed through by the mutual funds. The Company recorded benefits of $11 and $17 related to separate account FTC in the year ended December 31, 2007 and December 31, 2006, respectively. These amounts included benefits related to true-ups of prior years' tax returns of $0 and $7 in 2007 and 2006, respectively.

UNFUNDED COMMITMENTS

At December 31, 2007, the Company has outstanding commitments totaling $888, of which $616 is committed to fund limited partnership investments. These capital commitments can be called by the partnership during the commitment period (on average two to five years) to fund the purchase of new investments and partnership expenses. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so. The remaining outstanding commitments are primarily related to various funding obligations associated with investments in mortgage and construction loans. These have a commitment period of one month to three years.

GUARANTY FUND AND OTHER INSURANCE-RELATED ASSESSMENTS

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state's fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.

The Company accounts for guaranty fund and other insurance assessments in accordance with Statement of Position No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". Liabilities for guaranty fund and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2007 and 2006, the liability balance was $4 and $4, respectively. As of December 31, 2007 and 2006, $12 and $13, respectively, related to premium tax offsets were included in other assets.

11. INCOME TAX

The Company is included in The Hartford's consolidated Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, generally will be determined as though the Company were filing a separate Federal income tax return with current credit for net losses to the extent the losses provide a benefit in the consolidated return.

Income tax expense (benefit) is as follows:

                                                      FOR THE YEARS ENDED
                                                          DECEMBER 31,
                                                 2007         2006         2005
--------------------------------------------------------------------------------
Current                                           $106         $115          $71
Deferred                                            62          (12)         136
                                                ------       ------       ------
                            INCOME TAX EXPENSE    $168         $103         $207
                                                ------       ------       ------

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

                                                 FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                            2007         2006         2005
--------------------------------------------------------------------------------
Tax provision at the U.S. federal
 statutory rate                              $318         $292         $391
Dividends received deduction                 (155)        (174)        (184)
Penalties                                       7           --            1
Foreign related investments                   (11)         (10)          (2)
Other                                           9           (5)           1
                                           ------       ------       ------
                                    TOTAL    $168         $103         $207
                                           ------       ------       ------

Deferred tax assets (liabilities) include the following as of December 31:

                                                    2007            2006
--------------------------------------------------------------------------------
DEFERRED TAX ASSETS
Tax basis deferred policy acquisition costs            $682            $568
Unrealized Loss on Investments                          294              --
Other Investment-related items                          455             179
Minimum tax credit                                      239             217
Foreign tax credit carryovers                            --               7
Other                                                    17              --
                                                  ---------       ---------
                       TOTAL DEFERRED TAX ASSETS      1,687             971
DEFERRED TAX LIABILITIES
Financial statement deferred policy acquisition
 costs and reserves                                  (1,775)         (1,252)
Net unrealized gains on equity securities                --            (169)
Employee benefits                                       (36)            (39)
Other                                                    --              (2)
                                                  ---------       ---------
                  TOTAL DEFERRED TAX LIABILITIES     (1,811)         (1,462)
                                                  ---------       ---------
                    TOTAL DEFERRED TAX LIABILITY      $(124)          $(491)
                                                  ---------       ---------

The Company had current federal income tax (payable) receivable of $62 and $(78) as of December 31, 2007 and 2006, respectively.

In management's judgment, the gross deferred tax asset will more likely than not be realized through reductions of future taxes. Accordingly, no valuation allowance has been recorded.

The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2002. During 2005, the Internal Revenue Service ("IRS") commenced an examination of the Company's U.S. income tax returns for 2002 through 2003 that is anticipated to be completed in early 2008. The 2004 through 2006 examination will begin in 2008. The Company anticipates that it is reasonably possible that the Internal Revenue Service will issue the 2002-2003 Revenue Agent's Report within 12 months. The Company does not anticipate that the outcome of the audit will result in a material change to its financial position.

The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, on January 1, 2007. As a result of the adoption, the Company recognized an $11 decrease in the liability for unrecognized tax benefits and a corresponding increase in the January 1, 2007 balance of retained earnings. The Company had no balance of unrecognized tax benefits as of January 1, 2007 or December 31, 2007. The Company classifies interest and penalties (if applicable) as income tax expense in the financial statements.

12. DEBT

CONSUMER NOTES

On September 8, 2006, Hartford Life Insurance Company filed a shelf registration statement with the SEC (Registration Statement No. 333-137215), effective immediately, for the offering and sale of Hartford Life Income Notes SM and Hartford Life medium-term notes (collectively called "Consumer Notes"). There are no limitations on the ability to issue additional indebtedness in the form of Hartford Life Income Notes SM and Hartford Life medium-term notes.

Institutional Solutions Group began issuing Consumer Notes through its Retail Investor Notes Program in September 2006. A Consumer Note is an investment product distributed through broker-dealers directly to retail investors as medium-term, publicly traded fixed or floating rate, or a combination of fixed and floating rate, notes. In addition, discount notes, amortizing notes and indexed notes may also be offered and issued. Consumer Notes are part of the Company's spread-based business and proceeds are used to purchase investment products, primarily fixed rate bonds. Proceeds are not used for general operating purposes. Consumer Notes are offered weekly with maturities up to 30 years and varying interest rates and may include a call provision. Certain Consumer Notes may be redeemed by the holder in the event of death. Redemptions are subject to certain limitations, including calendar year aggregate and individual limits equal to the greater of $1 or 1% of the aggregate principal amount of the notes and $250 thousand per individual, respectively. Derivative instruments will be utilized to hedge the Company's exposure to interest rate risk in accordance with Company policy.

As of December 31, 2007 and 2006, $809 and $258 of consumer notes had been issued. As of December 31, 2007, these consumer notes have interest rates ranging from 4.75% to 6.25% for fixed notes and, for variable notes, either consumer price index plus 157 to 267 basis points, or indexed to the S&P 500, Dow Jones Industrials or the Nikkei 225. The aggregate maturities of consumer notes are as follows: $222 in 2008, $494 in 2009, $34 in 2010, $19 in 2011 and
$40 thereafter. For the year ended December 31, 2007 and 2006, interest credited to holders of consumer notes was $11 and $2, respectively.

13. STATUTORY RESULTS

                                                     FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                              2007          2006          2005
--------------------------------------------------------------------------------
Statutory net income                            $255          $777          $393
                                             -------       -------       -------
Statutory capital and surplus                 $4,448        $3,276        $3,022
                                             -------       -------       -------

A significant percentage of the consolidated statutory surplus is permanently reinvested or is subject to various state regulatory restrictions which limit the payment of dividends without prior approval. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. Under these laws, the insurance subsidiaries may only make their dividend payments out of unassigned surplus. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer's policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a Connecticut-domiciled insurer exceeds the insurer's earned surplus, it requires the prior approval of the Connecticut Insurance Commissioner. The insurance holding company laws of the other jurisdictions in which The Hartford's insurance subsidiaries are incorporated (or deemed commercially domiciled) generally contain similar (although in certain instances somewhat more restrictive) limitations on the payment of dividends. As of December 31, 2007, the maximum amount of statutory dividends which may be paid by the Company in 2008, without prior approval, is $445.

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in accordance with accounting practices prescribed by the applicable insurance department. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules.

14. PENSION PLANS, POSTRETIREMENT, HEALTH CARE AND LIFE INSURANCE BENEFIT AND SAVINGS PLANS

PENSION PLANS

Hartford Life's employees are included in The Hartford's non-contributory defined benefit pension and postretirement health care and life insurance benefit plans. Defined benefit pension expense, postretirement health care and life insurance benefits expense allocated by The Hartford to the Company, was $22, $22 and $21 for the years ended December 31, 2007, 2006 and 2005, respectively.

INVESTMENT AND SAVINGS PLAN

Substantially all U.S. employees are eligible to participate in The Hartford's Investment and Savings Plan under which designated contributions may be invested in common stock of The Hartford or certain other investments. These contributions are matched, up to 3% of compensation, by the Company. In 2004, the Company began allocating a percentage of base salary to the Plan for eligible employees. In 2007, employees who had salaries of less than $100,000 per year received a contribution of 1.5% of base salary and employees who had salaries of $100,000 or more per year received a contribution of 0.5% of base salary. The cost to Hartford Life for this plan was approximately $11, $9 and $8 for the years ended December 31, 2007, 2006 and 2005, respectively.

15. STOCK COMPENSATION PLANS

Hartford Life's employees are included in The Hartford 2005 Incentive Stock Plan and The Hartford Employee Stock Purchase Plan.

The Hartford has two primary stock-based compensation plans which are described below. Shares issued in satisfaction of stock-based compensation may be made available from authorized but unissued shares, shares held by The Hartford in treasury or from shares purchased in the open market. The Hartford typically issues new shares in satisfaction of stock-based compensation. Hartford Life was allocated compensation expense of $21 million, $19 million and $15 million for the years ended December 31, 2007, 2006 and 2005, respectively. Hartford Life's income tax benefit recognized for stock-based compensation plans was $7 million, $6 million and $5 million for the years ended December 31, 2007, 2006 and 2005, respectively. Hartford Life did not capitalize any cost of stock-based compensation.

STOCK PLAN

In 2005, the shareholders of The Hartford approved The Hartford 2005 Incentive Stock Plan (the "2005 Stock Plan"), which superseded and replaced The Hartford Incentive Stock Plan and The Hartford Restricted Stock Plan for Non-employee Directors. The terms of the 2005 Stock Plan are substantially similar to the terms of these superseded plans.

The 2005 Stock Plan provides for awards to be granted in the form of non-qualified or incentive stock options qualifying under Section 422 of the Internal Revenue Code, stock appreciation rights, restricted stock units, restricted stock, performance shares, or any combination of the foregoing.

The fair values of awards granted under the 2005 Stock Plan are measured as of the grant date and expensed ratably over the awards' vesting periods, generally three years. For stock option awards granted or modified in 2006 and later, the Company began expensing awards to retirement-eligible employees hired before January 1, 2002 immediately or over a period shorter than the stated vesting period because the employees receive accelerated vesting upon retirement and therefore the vesting period is considered non-substantive. If, prior to the adoption of SFAS 123(R), the Company had been expensing stock option awards to retirement-eligible employees over the shorter of the stated vesting period or the date of retirement eligibility, then the Company would have recognized an immaterial increase in net income for the year ended December 31, 2005 and an immaterial decrease in net income for the year ended December 31, 2004. All awards provide for accelerated vesting upon a change in control of The Hartford as defined in the 2005 Stock Plan.

STOCK OPTION AWARDS

Under the 2005 Stock Plan, all options granted have an exercise price equal to the market price of The Hartford's common stock on the date of grant, and an option's maximum term is ten years. Certain options become exercisable over a three year period commencing one year from the date of grant, while certain other options become exercisable at the later of the three years from the date of grant or upon the attainment of specified market appreciation of The Hartford's common shares. For any year, no individual employee may receive an award of options for more than 1,000,000 shares. As of December 31, 2007, The Hartford had not issued any incentive stock options under any plans.

For all options granted or modified on or after January 1, 2004, The Hartford uses a hybrid lattice/Monte-Carlo based option valuation model (the "valuation model") that incorporates the possibility of early exercise of options into the valuation. The valuation model also incorporates The Hartford's historical termination and exercise experience to determine the option value. For these reasons, the Hartford believes the valuation model provides a fair value that is more representative of actual experience than the value calculated under the Black-Scholes model.

SHARE AWARDS

Share awards are valued equal to the market price of The Hartford's common stock on the date of grant, less a discount for those awards that do not provide for dividends during the vesting period. Share awards granted under the 2005 Plan and outstanding include restricted stock units, restricted stock and performance shares. Generally, restricted stock units vest after three years and restricted stock vests in three to five years. Performance shares become payable within a range of 0% to 200% of the number of shares initially granted based upon the attainment of specific performance goals achieved over a specified period, generally three years. The maximum award of restricted stock units, restricted stock or performance shares for any individual employee in any year is 200,000 shares or units.

EMPLOYEE STOCK PURCHASE PLAN

In 1996, The Hartford established The Hartford Employee Stock Purchase Plan ("ESPP"). Under this plan, eligible employees of The Hartford may purchase common stock of The Hartford at a 15% discount from the lower of the closing market price at the beginning or end of the quarterly offering period. Employees purchase a variable number of shares of stock through payroll deductions elected as of the beginning of the quarter. The fair value is estimated based on the 15% discount off of the beginning stock price plus the value of three-month European call and put options on shares of stock at the beginning stock price calculated using the Black-Scholes model.

16. TRANSACTIONS WITH AFFILIATES

Transactions of the Company with Hartford Fire Insurance Company, Hartford Holdings and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions. In addition, an affiliated entity purchased group annuity contracts from the Company to fund structured settlement periodic payment obligations assumed by the affiliated entity as part of claims settlements with property casualty insurance companies and self-insured entities. As of December 31, 2007 and 2006 the Company had $4.8 billion and $3.8 billion of reserves for claim annuities purchased by affiliated entities. For the year ended December 31, 2007, 2006 and 2005, the Company recorded earned premiums of $525, $296 and $339 for these intercompany claim annuities. Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses are initially paid by The Hartford. Direct expenses are allocated to the Company using specific identification, and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

Hartford Life sells fixed market value adjusted ("MVA") annuity products to customers in Japan. The yen based MVA product is written by HLIKK, a wholly owned Japanese subsidiary of Hartford Life and subsequently reinsured to the Company. As of

December 31, 2007 and 2006, $1.8 billion and $1.7 billion, respectively, of the account value had been assumed by the Company.

Effective August 31, 2005, a subsidiary of the Company, Hartford Life and Annuity Insurance Company ("HLAI"), entered into a reinsurance agreement with Hartford Life, Insurance KK ("HLIKK"), a wholly owned Japanese subsidiary of Hartford Life, Inc. ("Hartford Life"). Through this agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by HLIKK on its variable annuity business. Effective July 31, 2006, the agreement was modified to include the GMDB on covered contracts that have an associated GMIB rider. The modified reinsurance agreement applies to all contracts, GMIB riders and GMDB riders in-force and issued as of July 31, 2006 and prospectively, except for policies and GMIB riders issued prior to April 1, 2005, which were recaptured. Additionally, a tiered reinsurance premium structure was implemented. On the date of recapture, HLAI forgave the reinsurance derivative asset of $110 and paid HLIKK $38. The net result of the recapture was recorded as a dividend of $93, after-tax. GMIB riders issued by HLIKK subsequent to April 1, 2005 continue to be reinsured by HLAI. While the form of the agreement between HLAI and HLIKK for GMIB business is reinsurance, in substance and for accounting purposes the agreement is a free standing derivative. As such, the reinsurance agreement for GMIB business is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income.

Effective September 30, 2007, HLAI entered into another reinsurance agreement where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMAB, GMIB and GMDB riders issued by HLIKK on certain of its variable annuity business. The reinsurance of the GMAB riders is accounted for as a free-standing derivative in accordance with SFAS 133. Accordingly, the reinsurance of the GMAB is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income. The fair value of the GMAB is an asset of $2 at December 31, 2007.

The initial fair value of the derivative associated with new business will be recorded as an in substance capital contribution or distribution between these related parties. As of December 31, 2007 and 2006, the fair value of the GMIB reinsurance derivative was an asset (liability) of $(72) and $119, respectively. During the year ended December 31, 2007 the Company recorded a net capital contribution (dividend) of $17 and a pre-tax realized loss of $156, representing the change in fair value of the GMIB reinsurance derivative. During the year ended December 31, 2006, the Company recorded a net capital contribution of $74 (including the net result of the recapture) and a pre-tax realized loss of $53, representing the change in fair value of the reinsurance derivative. (Included in the 2006 pre-tax loss amounts was a net $60 of losses related to changes in policyholder behavior assumptions and modeling refinements made by the Company during the year ended December 31, 2006.)

The methodology for calculating the value of the reinsurance derivative's for GMIB and GMAB are consistent with the methodology used by the Company in valuing the guaranteed minimum withdrawal benefit rider sold with U.S. variable annuities. The calculation uses risk neutral Japanese capital market assumptions and includes estimates for dynamic policyholder behavior. The resulting reinsurance derivative value in Japanese yen is converted to U.S. dollars at the spot rate. Should actual policyholder behavior or capital markets experience emerge differently from these estimates, the resulting impact on the value of the reinsurance derivative could be material to the results of operations.

The contracts underlying the GMIB and GMAB reinsurance contracts are 'in the money' if the contract holder's GRB is greater than the account value. For contracts that were 'in the money' the Company's exposure related to GMIB and GMAB, as of December 31, 2007 and 2006, was $130 and $0, respectively. However, for GMIB's, the only way the contract holder can monetize the excess of the GRB over the account value of the contract is upon annuitization and the amount to be paid by the Company will either be in the form of a lump sum, or over the annuity period for certain GMIB's or over the annuity period only for other GMIB's. For GMAB's the only way that contract holder can monetize the excess of the GRB over the account value of the contract is through a lump sum payment after a ten year waiting period. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis, the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more than $130.

The Reinsurance Agreement for GMDB business is accounted for under SOP 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). As of December 31, 2007 the liability for the assumed reinsurance of the GMDB and the net amount at risk was $4 and $380, respectively. As of December 31, 2006 the liability for the assumed reinsurance of the GMDB and the net amount at risk was immaterial.

The Company has issued a guarantee to retirees and vested terminated employees ("Retirees") of The Hartford Retirement Plan for U.S. Employees ("the Plan") who retired or terminated prior to January 1, 2004. The Plan is sponsored by The Hartford. The guarantee is an irrevocable commitment to pay all accrued benefits which the Retiree or the Retiree's designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. The Company believes that the likelihood that payments will be required under this guarantee is remote.

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

Effective November 1, 2007, a subsidiary insurance company ("Ceding Company") entered into a coinsurance with funds withheld and modified coinsurance reinsurance agreement ("Agreement") with an affiliate reinsurance company ("Reinsurer") to provide statutory surplus relief for certain life insurance policies. The Agreement is accounted for as a financing transaction for GAAP. A standby unaffiliated third party Letter of Credit ("LOC") supports a portion of the statutory reserves that have been ceded to the Reinsurer.

17. QUARTERLY RESULTS FOR 2007 AND 2006 (UNAUDITED)

                                             MARCH 31,              JUNE 30,             SEPTEMBER 30,          DECEMBER 31,
                                        2007          2006     2007          2006     2007          2006     2007          2006
---------------------------------------------------------------------------------------------------------------------------------
Revenues                                $1,692        $1,623   $1,660        $1,272   $1,751        $1,523   $1,503        $1,671
Benefits, claims and expenses            1,360         1,286    1,551         1,198    1,337         1,259    1,450         1,512
Net income                                 262           259      110            93      290           231       78           148
                                       -------       -------  -------       -------  -------       -------  -------       -------

                                      F-51